UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                                 England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                                 Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

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ANNUAL FINANCIAL STATEMENTS

October 31, 2014

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This material is authorized for use only when preceded or accompanied by the current Ashmore Funds prospectuses. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2013 to October 31, 2014

Overview

The year to October 31, 2014 saw significant volatility across the different investment themes, but for many Emerging Market (“EM”) economies, it also saw improvements to fundamental positions which were already attractive relative to developed markets (strong economic growth, significant external foreign exchange balances and low levels of corporate debt).

In the final months of 2013, EM US dollar fixed income markets outperformed local currency markets, as currency depreciation in countries with larger current account deficits imposed pressure. Local currencies underperformed with significant dispersion between countries.

In the first quarter of 2014, the situation in Crimea brought volatility to Russia, Ukraine and other countries in the region; while fractious politics in Turkey and Thailand contaminated the overall mood in EM during the first weeks of January. Despite the increased geopolitical and political risk, EM assets performed well as the central banks of Turkey, Brazil, India and South Africa raised interest rates in order to control local inflation in the wake of strong foreign currency exchange (“FX”) depreciation experienced in recent years. This change in monetary policy was decisive in reducing FX volatility, which in combination with compelling levels of real interest rates, pushed investors to cover their short EM FX positions leading to a rebound in local currencies and local currency bonds.

The second quarter of 2014 yielded strong performance across nearly all EM asset classes with both equities and fixed income outperforming their developed world peers. Solid equity performance is frequently associated with a sell-off of fixed income assets; however, the effects of a weaker than expected economic recovery in most of the world and accommodative policy makers meant that fixed income assets also performed well. Within EM fixed income markets, high yield bonds outperformed investment grade issues across all asset classes. Over the quarter, the MSCI EM index rose 5.6% with the MSCI Frontier Markets index up 10.5%.

EM performance was supported by ample global liquidity and the stabilisation of political risks: In India the Bharatiya Janata Party (“BJP”) led by Narendra Modi won parliamentary elections by a landslide, delivering a strong mandate for Modi to enact his mantra of “less government, more governance”. In Ukraine, Petro Poroshenko won the May 25 presidential election with a clear majority in the first round. In China, targeted easing measures aided exports and supported a recovery in the wider Chinese economy. Furthermore, the World Bank International Comparison Project (“ICP”) revealed that the Chinese economy would surpass the United States in 2014 on a Purchasing Power Parity (“PPP”) basis.

The final quarter of the fiscal year saw growing divergence in economic conditions between the United States and the rest of the world, particularly the Eurozone. On the one hand, investors braced themselves for a scenario whereby the Federal Open Market Committee (“FOMC”) would start to hike interest rates in Q2/Q3 2015, causing volatility across all asset classes and particularly currencies. In contrast, declining inflation expectations in the Eurozone, the slowdown in economic activity in the core economies, and lower confidence due to concerns over the contagion from a weaker Russian economy in Europe, led the European Central Bank (“ECB”) to ease more than expected at its August meeting, where it cut rates by 10 basis points (“bps”), bringing the refinancing and deposit rates down to 0.05% and -0.20% respectively.

In EM fixed income, local currencies suffered from a strong US dollar and weak commodity prices. The difference in performance over the quarter between the JP Morgan GBI-EM Global Diversified index (which declined 5.7%) and the US dollar hedged version of the index (which only declined by 0.7%) serve to illustrate the extent to which underperformance was driven by FX. In fact, EM local interest rates only rose by a modest 20 bps. Within the US dollar space, corporate debt outperformed both EM sovereign debt and its developed market peers, with the JP Morgan CEMBI Broad Diversified index down 0.1% and the JP Morgan EMBI Global Diversified index down 0.6%. In October, EM fixed income performed well despite general market volatility. Investment Grade (“IG”) outperformed High Yield (“HY”) once more, largely driven by US Treasury yields. The strong decline of the Ruble (“RUB”) dragged the JP Morgan ELMI+ index down 0.5% during the final month of the period.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Portfolio Overviews

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (i.e., trade between EM countries as opposed to trade with developed markets) has resulted in a material structural change for EM corporates and has helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market, which potentially allows us to add maximum value based on our views, research and global EM network capabilities.

Over the period, the Fund’s Institutional Class underperformed its benchmark. Despite the Fund’s recent underperformance, EM corporate credit remains in positive territory with the JP Morgan CEMBI BD index showing positive returns of 6.92% for the year and IG outperforming HY. The recent outperformance of IG credits is strongly linked to a marked flattening of the US Treasury yield curve, which has supported long dated IG bonds. In October, the 2 year Treasury yields tightened 8 bps while the 5 year and 10 year yields both tightened 15 bps. A number of idiosyncratic credit developments, mostly in the HY space, also contributed to the underperformance of EM HY credits. The Fund’s top contributors for the period were positions in India, Jamaica and China. Positions in Ukraine, Russia and South Africa were the largest detractors from performance.

At October 31, 2014, total EM corporate debt issuance year to date stood at just shy of US $300bn, putting 2014 on track for another record year. October itself saw new issuance continue to grow with over US $31bn printed during the month. Whilst positive, to put this in perspective it represents a 23% decrease compared to October 2013, mainly due to Europe which has lagged historical highs due to the political situation in Ukraine. Issuance in October came predominantly from Asia (64%) and Latin America (27%), with 62% of the US $31.7bn of new issuance coming from IG credits and 38% from HY.

A key trend during the period was the underperformance of EM corporates vs. US corporates. In 2014, EM outperformed the US in the IG space, but underperformed the US in the HY space. At the fiscal year end, EM HY corporates were trading at 240 bps above US HY credit, a widening of 42 bps compared to September, while EM IG corporates were trading at 90 bps above US IG, a tightening of 2 bps compared to September. There continues to be impressive spread pick-up (of 90%) in EM and we believe the yield differential remains attractive from a historical perspective. We believe that spread pick-up and attractive credit fundamentals in EM will be an important driver of EM credit inflows for the remainder of 2014.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns have historically been driven by EM currency appreciation, interest rate positioning and credit worthiness. We believe EM currencies are currently supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, and we expect many developed markets to use a gradual depreciation of their currencies as part of a strategy to de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries: EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Over the period, the Fund’s Institutional Class underperformed its benchmark. The Fund’s top contributors for the period were gains from positions in Turkey, Malaysia and Poland. Positions in Russia, Uruguay and Czech Republic were the largest detractors from performance.

Recent performance was driven by a decline in commodity prices with the CRB index down 2.4% in October, albeit with large deviations across sectors: energy declined sharply with Brent and WTI oil prices down 9% and 10.8% at US $84.8 and US $80.5, respectively, after Saudi Arabia conceded discounts to Chinese clients in order to preserve market share.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Turkey is perhaps the country which benefitted the most from the decline in oil prices, as nearly all of its 6.6% current account deficit (down from 9.7% in 2011) is due to energy imports, which tend to be inelastic to price adjustments. The Central Bank kept interest rates unchanged at 8.25%, avoiding a cut in rates while inflation remained above the base rate. Turkey’s Consumer Price Index surprised on the downside in October, declining from 9.54% to 8.86% (core CPI from 9.68% to 9.25%) and the unemployment rate moved up from 9.1% to 9.8%.

In Russia, the currency declined in line with the collapse of oil prices. FX reserves declined to US $439bn, which represents a decline of US $78bn from the same period last year, raising concerns that a more interventionist Central Bank could lead to a faster erosion of FX reserves. Despite this, the Central Bank maintained its orthodox inflation-targeting approach, allowing the RUB to float in order to compensate for deteriorating terms of trade. The monetary authority hiked rates by 150 bps to 9.5% on the last day of October in order to rein in inflation which had climbed from 7.6% to 8.0% due to the pass-through from a weaker RUB. The current account balance reached a better than expected US $11.4bn surplus during Q3 2014.

Ashmore Emerging Markets Currency Fund

The Ashmore Emerging Markets Currency Fund (“the Fund”) seeks to achieve its objective by investing principally in derivatives and other instruments that provide investment exposure to the local currencies of EM countries. The Fund also has the flexibility to invest in debt securities issued by Sovereigns and Quasi-Sovereigns and denominated in the local currency of the issuer.

The current environment continues to reflect what we believe is a better fiscal and growth picture in EM compared to the developed markets. Putting aside periods of market dislocation when positioning tends to be based to a greater extent on technical and emotional factors rather than fundamentals, in our view the real drivers of long-term currency performance, including relative interest rates and growth, clearly favour EM. We believe that the deleveraging process across the developed world is perhaps half complete. At a sovereign level, the heavy debt burdens of developed market countries are clear – no more so than in the US, which continually bumps up against its multi-trillion dollar debt ceiling. In our view, a basket of EM currencies not only provides superior diversification, but also allows us to invest in currencies that we consider to be best positioned to benefit from positive domestic and regional trends.

Over the period, the Fund’s Institutional Class outperformed its benchmark. The best performing EM currencies were the Chinese renminbi, Czech koruna and Hong Kong dollar. The Brazilian real, Mexican nuevo peso and Indian rupee were the largest detractors from performance.

Eastern European currencies underperformed towards the end of the period, principally the RUB which was affected by lower oil prices. The same factor led Latin America and Middle East/Africa to outperform as lower energy prices are positive for a number of countries in those regions including Turkey and South Africa.

Brazil’s Consumer Price Index rose to 6.75% in September, overshooting the high end of the generous 2.5% - 6.5% inflation band. The government posted a shocking primary budget deficit of BRL 25.5bn, driving the nominal deficit close to 4% of GDP and increasing the pressure on the government to change its economic policies. In October, the Brazilian Central Bank surprised the market by hiking rates by 25 bps to 11.25% mentioning concerns over inflation due to the weaker BRL. Meanwhile the Chinese renminbi continued its gradual appreciation against the US dollar.

Ashmore Emerging Markets Debt Fund

The Ashmore Emerging Markets Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate EM issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund typically invests at least 50% of its net assets in debt instruments of sovereign or quasi-sovereign issuers denominated in hard currencies (i.e. the US dollar or any currency of a nation in the G-7).

Over the period, the Fund’s Institutional Class underperformed its benchmark. Positions in Ukraine, Ivory Coast and Indonesia were amongst the Fund’s best performing positions, whereas positions in Venezuela, Argentina and Jamaica detracted.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The main index (the JPMorgan EMBI Global Diversified Index) recovered from weakness in 2013 to post a healthy rise of 8.55% during the reporting period. Falling US Treasury yields provided a strong boost to performance and general demand for higher yielding assets supported the gains. Both the IG and HY areas advanced. The sovereign external debt market continued this strong performance in October, led by declining US Treasury yields, with the JP Morgan EMBI GD index rising 1.70% month on month. The IG index was up 2.0% and the HY index was up 1.2%. Credit spreads tightened by 3 bps, with IG 11 bps tighter and HY 2 bps tighter.

Ukraine’s performance was volatile during the period, tracking the separatist conflict in the East of the country. The end of the reporting period saw some progress with attempts to stabilise the conflict: In the second weekend of October, Russian President Vladimir Putin ordered troops to pull back from Ukraine’s border, and Ukrainian President Petro Poroshenko stated his belief that a full ceasefire could soon be achieved. Furthermore, the gas price for the payment of Ukrainian arrears to Gazprom and a new price for supply during the winter were agreed, establishing the free flow of gas to Europe. Finally, parliamentary elections were held, with pro-European parties securing 311 seats in the Rada and the pro-Russian opposition winning 112 seats. 27 seats remained vacant for the representatives of cities in the Donetsk region. However, progress lapsed towards the end of the month when Russian leaders stated that they would “respect” results from elections organised by rebel leaders in the separatist-controlled areas of Ukraine, in defiance of the Ukrainian government.

Venezuela’s underperformance during the period continued through October on the back of declining oil prices with Venezuelan 2026 bonds declining as much as US $10 during the month. Valuations recovered from the middle of October as oil prices stabilised and expectations over further macro adjustments increased. Vice President for the Economy Rodolfo Marco Torres reaffirmed that authorities would draft proposals for adjusting the fiscal accounts via FX devaluation and potentially also through fuel price increases. The prompt repayment of the October 2016 Venezuelan state oil company (PDVSA) bonds, with a total outstanding value of US $1.6bn, improved the technical position and added to confidence concerning the ability and willingness of the country to serve its obligations.

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s Institutional Class underperformed its benchmark. Local currency was the main contributor to relative performance with corporate debt and external debt as the main detractors. Geographically, the Fund’s best performing positions were exposures to China, Singapore and Poland whereas exposures to Russia, Ukraine and Argentina were the main detractors.

Chinese trade balances, which recovered swiftly following a deficit in February 2014, deteriorated to US $31bn in September on the back of a rebound in imports. However, this concealed a double digit increase in export volumes. At the end of the reporting period, other activity numbers were mixed with a decline in retail sales but improved industrial production numbers. Q3 2014 GDP declined from 7.5% to 7.3%, better than expected by the market, while China’s Consumer Price Index declined to 1.6%. The FX reserves held by the People’s Bank of China (“PBOC”) declined by US $100bn in September to $3.89 trillion, largely due to the diversification of the portfolio, which holds meaningful exposures to currencies other than the US dollar.

Towards the end of the reporting year, Russian bond spreads reversed the 140 bps of tightening observed in May-June and finished September at 320 bps. The RUB was negatively impacted as economic sanctions and counter-sanctions took their toll on the economy, pushing investors to reduce their exposure and also pushing locals to withdraw money (albeit at a reduced rate after Russian banks repatriated assets for fears of an asset freeze). Economic performance was mixed with industrial production performing surprisingly well (up 2.8% year on year) but consumption and investment showed signs of weakness (fixed asset investment was down approximately 3% year on year). Meanwhile inflation continued to rise, owing in part to import bans on specific goods and food products imposed by the government.

EM corporate debt underperformed sovereign debt for the reporting period, restricted by lower interest rates and a flatter yield curve in the US. Nevertheless, EM corporates could ultimately outperform sovereign debt for the calendar year if US interest rates move higher later in 2014. The spreads on corporate credit proved resilient in

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INVESTMENT MANAGER’S REPORT (CONTINUED)

the face of US Treasury yield volatility in 2013 and we believe that they are likely to continue to do so for some time, supported by stronger growth this year in both EM and developed markets.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Global and local macro events dominated sentiment in EM for the reporting year: the spectre of rising US interest rates; a slower global recovery; elections in countries including India, Brazil and Indonesia; and the Russia/Ukraine conflict, amongst others. The MSCI EM index (Net) returned 0.6% in US dollar terms for the year ended October 31, 2014. On a regional basis, EM Eastern Europe was by far the weakest, led primarily by declines in Russia and Hungary. EM Asia, especially India and Taiwan, was the bright spot.

Geographically, the Fund’s overweights in China and India added value, as did exposures to Saudi Arabia and the United Arab Emirates (“UAE”) (which entered the MSCI EM index effective May 2014), and the Fund also benefitted from an underweight exposure to Chile. On a stock selection basis, holdings in India and China outperformed, with auto-maker Maruti Suzuki and internet services company Baidu Inc. contributing the most to their respective country portfolios.

Holdings in South Korea and Brazil detracted the most from performance. Sluggish demand and weakened consumer spending after the May ferry disaster weighed on export-driven and local South Korean stock, although we believe that domestic policies and a US recovery will help drive earnings higher. Stock specific events also weighed on certain holdings: Hyundai Motors fell sharply, detracting from portfolio performance, after announcing plans to pay heavily for new corporate headquarters in Seoul’s swanky Gangnam district. The seller of the property and beneficiary of this overpayment was Korea Electric Power Corp., a stock which is also held by the Fund. In Brazil, stocks were buffeted by significant volatility especially in the lead up to the elections, which concluded in October 2014. During this period, we held stocks where in our view a strong fundamental story was selling at a discount to intrinsic value.

We expect improving global growth and a strengthening of trade ties to benefit Mexico and certain EM countries in East Asia. Lower energy and commodity prices should help companies in the transport and manufacturing industries, but may also hurt prospects in Europe, the Middle East and Africa (“EMEA”), South Africa and Brazil. While monitoring the macro environment, the ultimate focus of our investment process is to seek companies trading at a discount to their long-term fundamental value with a focus on quality and growth consistent with our objective of seeking long-term capital appreciation.

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalization EM issuers, which may be denominated in any currency, including the local currency of the issuer.

The MSCI EM Small Cap index (Net) returned 3.2% in US dollar terms for the year to 31 October 2014, outperforming the large cap index (MSCI EM index). Small caps in India, and in the new index entrants UAE and Qatar led returns during the period, while those in Eastern Europe and Latin America generally lagged.

The Fund’s exposures to Saudi Arabia and Turkey, together with a lack of exposure to a sharply lower Greek market added the most value during the reporting period. Allocations in Mexico and the UAE also contributed positively to performance. The Fund’s overall underperformance was driven by stock specific factors, largely attributable to certain holdings in China, Brazil and South Korea. In China, performance was impacted by the replacement of the company chairman at Hydoo, a logistics centre operator (and joint venture with Amazon); and by unfounded accusations in a purported research report by a short seller of 21Vianet (a provider of cloud infrastructure services). Regarding the latter, we re-visited our original investment thesis and conducted extensive additional independent reviews with company management, the founders and other industry sources. Our conclusion is that the report was unfounded. We subsequently added to the stock following its sharp decline. A longer than anticipated turnaround at Iochpe-Maxion in Brazil due to a slowdown in domestic auto sales also contributed to the underperformance.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

We retained our largest overweight in China, with a focus on the secular growth in mobile usage and what we believe are well positioned, well capitalized and well managed property stocks selling marginally above 3x earnings. We also favour component manufacturers in Taiwan (which are benefitting from mobile phone and PC sales), Indonesian property stocks, and mortgage providers (which have fallen sharply since the presidential election), together with a host of other interesting companies that tap into the EM growth stories. Our search for value in the context of growth and quality drives our conviction in our current holdings. Our prudent approach to long term investing focuses on seeking mispriced opportunities in the marketplace today.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (“the Fund”), which launched on November 5, 2013, seeks to achieve its objective by investing principally in equity securities and equity-related investments in frontier market issuers, which may be denominated in any currency, including the local currency of the issuer.

The MSCI Frontier Markets Index (Net) returned 21.2% in US dollar terms over the period from the inception of the Fund through October 2014, significantly outperforming EM small caps as well as the broader EM universe. Entrants that were removed from the index during the period, Qatar and the UAE, led returns together with Bangladesh and Argentina, while Estonia, Bahrain and Nigeria lagged.

The Fund’s underweights relative to the index in Nigeria and Kuwait, together with exposure in Saudi Arabia, added the most overall value during the reporting period. Despite this, the Fund’s performance lagged that of the index, driven by exposure in Ghana, which experienced significant currency volatility, as well as stock selection in Qatar and the UAE. We believe that market moves in Qatar and the UAE were primarily technical, positioned to benefit from the upgrade of those markets to EM status. Stocks that were tipped for inclusion in the EM index, some of which we did not own for valuation reasons, saw significant moves ahead of and following the index announcement. By the end of the period, on top of weak oil prices, the Gulf Cooperation Council (“GCC”) markets had to absorb significant new issuance, all of which required pre-funding, which drew liquidity away from other stocks.

While we reduced our overall exposure to the Middle East during the reporting period, we continue to maintain an allocation to selected stocks as a result of what we believe are attractive valuations in the context of growth and quality. We have increased the Fund’s allocation to Argentina where we believe the equity market may offer attractive risk-adjusted opportunities. The country continues to show signs of normalisation after consecutive managed currency devaluations, the gradual elimination of domestic fuel and other utility subsidies, along with marginally constructive negotiations with sovereign creditors.

Global headlines were decidedly negative for a good part of the reporting period and it is times like these when we are the most excited about the potential for significant mispricing opportunities. Our process, which is centred on fundamental research, allows us to dial-in to the key drivers of earnings in our businesses. Our outlook for the frontier markets universe remains positive, as markets continue to open up and bring new opportunities.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (“the Fund”), which launched on June 24, 2014, seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate EM issuers, denominated exclusively in hard currencies (i.e. the US dollar or any currency of a nation in the G-7). The Fund seeks to maintain a weighted average portfolio duration of between 1 and 3 years but has no restrictions on individual security duration.

Since the launch of the Fund in June 2014, its Institutional Class has underperformed its benchmark. The Fund’s top contributors for the period were gains from positions in South Africa, Venezuela and China. Positions in Russia, Mongolia and the UAE were the main detractors from performance.

The reporting period saw high volatility and weak market sentiment. An up-turn in US Treasury volatility as well as a number of other EM related worries (the Brazilian elections, the China slow down, the ongoing Russia/Ukraine conflict situation) all contributed to a widening in EM spreads. IG and HY credits reacted similarly, with both sectors widening. HY credits underperformed in this move, widening 19 bps during October compared to IG credits which finished the month only 4 bps wider.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2014 or the inception date (if later), through October 31, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Corporate Debt Fund Institutional Class[1]	1.43%	2.91%	5.23%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (load-waived)[1]	1.20%	2.53%	4.92%
Ashmore Emerging Markets Corporate Debt Fund Retail Class A (unadjusted)[1,2]	-2.84%	-1.57%	3.83%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (load-waived)[1]	0.87%	1.87%	4.16%
Ashmore Emerging Markets Corporate Debt Fund Retail Class C (unadjusted)[1,2]	-0.12%	0.90%	4.16%
JP Morgan CEMBI BD[3]	3.48%	6.92%	6.03%

Cumulative Returns Through October 31, 2014 (% of NAV)

Fund
Benchmark
Index[3]
$1,256,436
Institutional Class
$1,219,530
1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14

Top 5 country exposures (% of NAV)	
China	13.68
Russia	12.48
United Arab Emirates	10.91
Ukraine	8.32
Mexico	6.85

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS

Launch date: December 8, 2010

Minimum initial investment: $1,000,000

ISIN: US044825049

CUSIP: 044820504

BLOOMBERG: EMCIX US

TICKER: EMCIX

RETAIL CLASS A

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448206039

CUSIP: 044820603

BLOOMBERG: ECDAX US

TICKER: ECDAX

RETAIL CLASS C

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448207029

CUSIP: 044820702

BLOOMBERG: ECDCX US

TICKER: ECDCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2]Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3]The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$1,014.30	$1,012.00	$1,008.70	$1,019.31	$1,017.90	$1,014.12
Expense Ratio	1.17%	1.45%	2.20%	1.17%	1.45%	2.20%
Expenses Paid*	$5.94	$7.35	$11.14	$5.96	$7.37	$11.17

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED
FUND SUMMARY

Ashmore

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448202079
CUSIP: 044820207
BLOOMBERG: ELBIX US
TICKER: ELBIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208761
CUSIP: 044820876
BLOOMBERG: ELBAX US
TICKER: ELBAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208688
CUSIP: 044820868
BLOOMBERG: ELBCX US
TICKER: ELBCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Local Currency Bond Fund Institutional Class[1]	-0.62%	-3.04%	1.34%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (load-waived)[1]	-0.74%	-3.25%	1.11%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (unadjusted)[1,2]	-4.71%	-7.12%	0.05%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (load-waived)[1]	-1.24%	-4.18%	0.31%
Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (unadjusted)[1,2]	-2.21%	-5.10%	0.31%
JP Morgan GBI-EM GD[3]	-1.22%	-2.68%	1.96%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,250
1,200
1,150
1,100
1,050
1,000
950
900
Fund
Benchmark
Index[3]
$1,078,670
Institutional Class
$1,053,360
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14

Top 5 country exposures (% of NAV)	
Brazil	12.52
Mexico	10.46
South Africa	9.29
Turkey	8.61
Malaysia	8.56

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2]Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3]The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$993.80	$992.60	$987.60	$1,020.32	$1,018.90	$1,015.12
Expense Ratio	0.97%	1.25%	2.00%	0.97%	1.25%	2.00%
Expenses Paid*	$4.87	$6.28	$10.02	$4.94	$6.36	$10.16

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Currency Fund*

Ashmore Emerging Markets Currency Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in derivatives and other instruments that provide investment exposure to local currencies of Emerging Market countries. The Fund may also invest in debt instruments of any maturity issued by sovereigns and quasi-sovereigns and denominated in the local currency of the issuer. **Effective 10/1/2013, the Fund broadened its principal investment strategies to permit the Fund to invest a greater percentage of the Fund's assets in debt securities, including those with longer maturities. The performance shown below for the period prior to that date was achieved using the Fund's previous principal investment strategies.*

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Currency Fund Institutional Class[1]	-2.48%	-3.54%	-0.60%
Ashmore Emerging Markets Currency Fund Retail Class A (load-waived)[1]	-2.63%	-3.81%	-0.92%
Ashmore Emerging Markets Currency Fund Retail Class A (unadjusted)[1,2]	-6.52%	-7.66%	-1.95%
Ashmore Emerging Markets Currency Fund Retail Class C (load-waived)[1]	-3.06%	-4.59%	-1.66%
Ashmore Emerging Markets Currency Fund Retail Class C (unadjusted)[1,2]	-4.03%	-5.48%	-1.66%
JP Morgan ELMI+[3]	-2.92%	-3.64%	-0.24%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,100
1,050
1,000
950
900
Index[3]
$990,640
Institutional Class
$976,680
Fund
Benchmark
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14

Top 5 country exposures (% of NAV)	
China	9.29
Mexico	9.06
South Korea	8.73
India	8.71
Brazil	8.49

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448201089
CUSIP: 044820108
BLOOMBERG: ECYIX US
TICKER: ECYIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208019
CUSIP: 044820801
BLOOMBERG: ECYAX US
TICKER: ECYAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208845
CUSIP: 044820884
BLOOMBERG: ECYCX US
TICKER: ECYCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1]For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the JP Morgan Emerging Local Markets Index Plus.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$975.20	$973.70	$969.40	$1,020.82	$1,019.41	$1,015.63
Expense Ratio	0.87%	1.15%	1.90%	0.87%	1.15%	1.90%
Expenses Paid**	$4.33	$5.72	$9.43	$4.43	$5.85	$9.65

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Debt Fund*

The Ashmore Emerging Markets Debt Fund is an open end U.S. mutual fund. The Fund seeks to achieve its objective principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. **Effective 2/28/2014, the Fund broadened its principal investment strategies to permit the Fund to invest in debt instruments of corporate issuers. The performance shown below for periods prior to that date was achieved using the Fund's previous principal investment strategies.*

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Debt Fund Institutional Class[1]	4.31%	8.41%	6.00%
Ashmore Emerging Markets Debt Fund Retail Class A (load-waived)[1]	4.45%	8.46%	5.83%
Ashmore Emerging Markets Debt Fund Retail Class A (unadjusted)[1,2]	0.28%	4.12%	4.72%
Ashmore Emerging Markets Debt Fund Retail Class C (load-waived)[1]	3.68%	7.30%	4.91%
Ashmore Emerging Markets Debt Fund Retail Class C (unadjusted)[1,2]	2.68%	6.44%	4.91%
JP Morgan EMBI GD[3]	4.62%	8.55%	6.99%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,350
1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Fund
Benchmark
Index[3]
$1,301,574
Institutional Class
$1,254,780
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14

Top 5 country exposures (% of NAV)	
Brazil	8.22
Mexico	7.16
Ukraine	6.17
Venezuela	6.15
China	5.32

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448203069
CUSIP: 044820306
BLOOMBERG: ESDIX US
TICKER: ESDIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208506
CUSIP: 044820850
BLOOMBERG: ESDAX US
TICKER: ESDAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208431
CUSIP: 044820843
BLOOMBERG: ESDCX US
TICKER: ESDCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1] For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$1,043.10	$1,044.50	$1,036.80	$1,020.57	$1,019.16	$1,015.38
Expense Ratio	0.92%	1.20%	1.95%	0.92%	1.20%	1.95%
Expenses Paid**	$4.74	$6.18	$10.01	$4.69	$6.11	$9.91

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore Emerging Markets Total Return Fund

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Total Return Fund Institutional Class[1]	0.76%	0.51%	3.10%
Ashmore Emerging Markets Total Return Fund Retail Class A (load-waived)[1]	0.60%	0.17%	2.84%
Ashmore Emerging Markets Total Return Fund Retail Class A (unadjusted)[1,2]	-3.43%	-3.84%	1.77%
Ashmore Emerging Markets Total Return Fund Retail Class C (load-waived)[1]	0.33%	-0.45%	2.11%
Ashmore Emerging Markets Total Return Fund Retail Class C (unadjusted)[1,2]	-0.65%	-1.40%	2.11%
50/25/25 Composite Benchmark[3]	1.24%	2.57%	3.95%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,250
1,200
1,150
1,100
1,050
1,000
950
900
Fund
Benchmark
Index[3]
$1,162,944
Institutional Class
$1,126,460
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14

Top 5 country exposures (% of NAV)	
Brazil	8.79
Mexico	8.00
Russia	6.17
China	5.40
Thailand	4.31

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS
Launch date: December 8, 2010
Minimum initial investment: $1,000,000
ISIN: US0448204059
CUSIP: 044820405
BLOOMBERG: EMKIX US
TICKER: EMKIX

RETAIL CLASS A
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208357
CUSIP: 044820835
BLOOMBERG: EMKAX US
TICKER: EMKAX

RETAIL CLASS C
Launch date: May 12, 2011
Minimum initial investment: $1,000
ISIN: US0448208274
CUSIP: 044820827
BLOOMBERG: EMKCX US
TICKER: EMKCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1] For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund's Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$1,007.60	$1,006.00	$1,003.30	$1,020.06	$1,018.65	$1,014.87
Expense Ratio	1.02%	1.30%	2.05%	1.02%	1.30%	2.05%
Expenses Paid*	$5.16	$6.57	$10.35	$5.19	$6.61	$10.41

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Equity Fund Institutional Class[1]	1.51%	-3.40%	-2.43%
Ashmore Emerging Markets Equity Fund Retail Class A (load-waived)[1]	1.45%	-3.58%	-2.72%
Ashmore Emerging Markets Equity Fund Retail Class A (unadjusted)[1,2]	-3.88%	-8.64%	-4.26%
Ashmore Emerging Markets Equity Fund Retail Class C (load-waived)[1]	1.08%	-4.24%	-3.39%
Ashmore Emerging Markets Equity Fund Retail Class C (unadjusted)[1,2]	0.08%	-5.19%	-3.39%
MSCI EM NET[3]	3.74%	0.64%	-0.24%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,100
1,050
1,000
950
900
850
800
750
700
Fund
Benchmark
Index[3]
$991,617
Institutional Class
$920,660
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14

Top 5 country exposures (% of NAV)	
China	28.61
South Korea	14.21
Brazil	13.73
Taiwan	10.42
India	8.78

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS

Launch date: June 22, 2011

Minimum initial investment: $1,000,000

ISIN: US0448208191

CUSIP: 044820819

BLOOMBERG: EMFIX US

TICKER: EMFIX

RETAIL CLASS A

Launch date: February 27, 2012

Minimum initial investment: $1,000

ISIN: US0448207771

CUSIP: 044820777

BLOOMBERG: EMEAX US

TICKER: EMEAX

RETAIL CLASS C

Launch date: August 24, 2012

Minimum initial investment: $1,000

ISIN: US0448207698

CUSIP: 044820769

BLOOMBERG: EMECX US

TICKER: EMECX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1] *For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund's Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares.* [2] *Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.* [3] *The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.*

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$1,015.10	$1,014.50	$1,010.80	$1,019.31	$1,017.90	$1,014.12
Expense Ratio	1.17%	1.45%	2.20%	1.17%	1.45%	2.20%
Expenses Paid*	$5.94	$7.36	$11.15	$5.96	$7.37	$11.17

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Small Cap Equity Fund

Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of initial investment and $3 billion or less at the time of a subsequent investment in the same issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Small-Cap Equity Fund Institutional Class[1]	0.07%	-3.74%	9.34%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (load-waived)[1]	-0.02%	-3.93%	9.01%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (unadjusted)[1,2]	-5.26%	-8.98%	7.11%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (load-waived)[1]	-0.52%	-4.71%	8.24%
Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (unadjusted)[1,2]	-1.51%	-5.59%	8.24%
MSCI EM Small Cap NET[3]	1.59%	3.18%	9.78%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,500
1,400
1,300
1,200
1,100
1,000
900
Fund
Benchmark
Index[3]
$1,332,863
Institutional Class
$1,315,850
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14

Top 5 country exposures (% of NAV)	
China	21.98
Taiwan	19.72
South Korea	14.27
Brazil	8.68
Mexico	5.52

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS
Launch date: October 4, 2011
Minimum initial investment: $1,000,000
ISIN: US0448201162
CUSIP: 044820116
BLOOMBERG: ESCIX US
TICKER: ESCIX

RETAIL CLASS A
Launch date: February 1, 2012
Minimum initial investment: $1,000
ISIN: US0448207938
CUSIP: 044820793
BLOOMBERG: ESSAX US
TICKER: ESSAX

RETAIL CLASS C
Launch date: August 24, 2012
Minimum initial investment: $1,000
ISIN: US0448207854
CUSIP: 044820785
BLOOMBERG: ESSCX US
TICKER: ESSCX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1] For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund's Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$1,000.70	$999.80	$994.80	$1,017.54	$1,016.13	$1,012.35
Expense Ratio	1.52%	1.80%	2.55%	1.52%	1.80%	2.55%
Expenses Paid*	$7.67	$9.07	$12.82	$7.73	$9.15	$12.93

*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Frontier Equity Fund

Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Frontier Equity Fund Institutional Class	4.42%	-	14.69%
Ashmore Emerging Markets Frontier Equity Fund Retail Class A (load-waived)[1]	4.19%	-	14.28%
Ashmore Emerging Markets Frontier Equity Fund Retail Class A (unadjusted)[1,2]	-1.28%	-	8.28%
Ashmore Emerging Markets Frontier Equity Fund Retail Class C (load-waived)[1]	3.82%	-	13.47%
Ashmore Emerging Markets Frontier Equity Fund Retail Class C (unadjusted)[1,2]	2.82%	-	12.47%
MSCI Frontier Markets NET[3]	2.75%	-	21.23%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
Fund
Benchmark
Index[3]
$1,212,341
Institutional Class
$1,146,870
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14

Top 5 country exposures (% of NAV)	
Kuwait	18.73
Philippines	13.71
Argentina	9.26
United Arab Emirates	7.47
Romania	6.26

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS
Launch date: November 5, 2013
Minimum initial investment: $1,000,000
ISIN: US0448207367
CUSIP: 044820736
BLOOMBERG: EFEIX US
TICKER: EFEIX

RETAIL CLASS A
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207516
CUSIP: 044820751
BLOOMBERG: EFEAX US
TICKER: EFEAX

RETAIL CLASS C
Launch date: May 7, 2014
Minimum initial investment: $1,000
ISIN: US0448207441
CUSIP: 044820744
BLOOMBERG: EFECX US
TICKER: EFECX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1] For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund's Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. [2] Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. [3] The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance		
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (5/1/2014)*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$1,044.20	$1,024.30	$1,020.20	$1,017.54	$1,016.13	$1,012.35
Expense Ratio	1.52%	1.80%	2.55%	1.52%	1.80%	2.55%
Expenses Paid**	$7.83	$8.83	$12.49	$7.73	$9.15	$12.93

*Class A and Class C launched May 7, 2014, the annualized expense ratios are therefore multiplied by 177/365. **Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED

FUND SUMMARY

Ashmore

Ashmore Emerging Markets Short Duration Fund

Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Please refer to page 9 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.

Average Annual Total Return For The Period Ended October 31, 2014	6 Months	1 Year	Since incpt[1]
Ashmore Emerging Markets Short Duration Fund Institutional Class	-	-	-0.25%
Ashmore Emerging Markets Short Duration Fund Retail Class A (load-waived)[1]	-	-	-0.25%
Ashmore Emerging Markets Short Duration Fund Retail Class A (unadjusted)[1,2]	-	-	-4.24%
JP Morgan CEMBI BD 1-3 Year[3]	-	-	0.14%

Cumulative Returns Through October 31, 2014 (% of NAV)

1,005
1,000
995
990
985
980
Fund
Benchmark
Index[3]
$1,001,359
Institutional Class
$997,490
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14

Top 5 country exposures (% of NAV)	
China	20.48
Russia	12.89
Venezuela	9.58
Kazakhstan	6.50
India	5.74

Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as well as G7 countries and certain hedge related transactions. Data as of October 31, 2014.

Share class information

INSTITUTIONAL CLASS
Launch date: June 24, 2014
Minimum initial investment: $1,000,000
ISIN: US0448206948
CUSIP: 044820694
BLOOMBERG: ESFIX US
TICKER: ESFIX

RETAIL CLASS A
Launch date: September 23, 2014
Minimum initial investment: $1,000
ISIN: US0448207284
CUSIP: 044820728
BLOOMBERG: ESFAX US
TICKER: ESFAX

All sources are Ashmore unless otherwise indicated.

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

[1] For periods prior to the inception date of the Class A (09/23/2014), performance information shown is based on the performance of the Fund's Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A shares. [2] Unadjusted Performance accounts for a maximum sales load of 4.00% for Class A shares. [3] The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. *The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund's performance will fluctuate over long and short term periods.*

Please refer to page 10 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance		Hypothetical performance	
	Institutional Class	Class A	Institutional Class	Class A
Beginning Account Value (6/24/2014)*	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2014)	$997.50	$1,004.50	$1,021.83	$1,020.42
Expense Ratio	0.67%	0.95%	0.67%	0.95%
Expenses Paid**	$2.36	$0.99	$3.41	$4.84

*Class A launched September 23, 2014, the annualized expense ratios are therefore multiplied by 38/365. **Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 129/365 (to reflect the period). Hypothetical expenses are based on the Fund's actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2014

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Currency Fund
ASSETS:
Investments in securities, at value	$344,963,211	$65,653,571	$2,148,452
Investments in fully funded total return swaps, at value	—	3,983,456	—
Deposit held at broker	—	69,385	—
Cash	13,537,167	30,144,302	7,316,152
Cash held at broker for collateral	—	1,368,835	217,218
Foreign currency, at value	209,763	—	9,508
Unrealized appreciation on forward foreign currency exchange contracts	221,188	1,187,592	376,377
Unrealized appreciation on interest rate swap contracts	—	287,968	—
Receivable for securities and currencies sold	6,070,222	91,523	—
Receivable for fund shares sold	190,716	129,620	—
Receivable from Investment Manager	36,448	37,829	—
Interest and dividends receivable	6,676,794	1,171,708	35,643
Other assets	13,719	3,902	5,075
Total Assets	371,919,228	104,129,691	10,108,425
LIABILITIES:
Reverse repurchase agreements at cost	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	67,735	1,083,542	413,068
Variable margin payables on centrally cleared swap contracts	—	4,647	—
Unrealized depreciation on interest rate swap contracts	—	94,713	—
Payable for securities and currencies purchased	2,573,482	300,903	—
Payable for when-issued securities	—	—	—
Payable for fund units redeemed	1,624,496	—	—
Distributions payable	278,571	42,047	801
Investment Manager fee payable	347,136	82,037	8,392
Trustees’ fees payable	—	5,051	4,508
Other liabilities	128,270	109,904	63,084
Total Liabilities	5,019,690	1,722,844	489,853
Net Assets	$366,899,538	$102,406,847	$9,618,572
NET ASSETS:
Paid in capital	$380,723,967	$110,327,416	$9,951,503
Undistributed (distributions in excess of) net investment income (loss)	1,054,040	(238,153)	52,033
Accumulated net realized gain (loss)	1,663,670	(2,113,945)	(232,804)
Net unrealized appreciation (depreciation)	(16,542,139)	(5,568,471)	(152,160)
Net Assets	$366,899,538	$102,406,847	$9,618,572

Net Assets:
Class A	$1,703,562	$897,340	$911
Class C	421,271	146,829	887
Institutional Class	364,774,705	101,362,678	9,616,774

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	190,457	106,374	111
Class C	47,076	17,430	111
Institutional Class	39,238,824	11,609,245	1,170,877

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$8.94	$8.44	$8.21
Class C	8.95	8.42	8.00
Institutional Class	9.30	8.73	8.21

Cost of Investments in securities	$361,627,227	$71,278,593	$2,262,521
Cost of Investments in fully funded total return swaps	$—	$4,196,591	$—
Cost of foreign currency held	$213,911	$—	$9,459

See accompanying notes to the financial statements.

Ashmore Emerging Markets Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Short Duration Fund

$6,026,650	$ 883,981,947	$10,041,774	$49,140,253	$6,701,859	$19,841,075
—	20,526,445	—	—	—	—
—	—	—	—	—	—
157,960	79,578,735	93,692	208,843	423,869	1,502,840
—	2,871,922	—	—	—	—
3,805	843,868	8,085	271,668	116,419	—
9,630	6,269,887	—	—	—	7,490
—	167,816	—	—	—	—
—	4,158,945	304,236	154,200	47,023	—
—	46,554	—	—	—	—
2,722	276,577	36,389	144,654	52,679	36,080
100,371	15,350,727	11,489	4,213	1,194	334,644
5,201	1,410	6,427	8,776	6,164	55,266
6,306,339	1,014,074,833	10,502,092	49,932,607	7,349,207	21,777,395

617,403	2,280,668	—	—	—	—
5,767	7,403,695	—	—	—	—
—	—	—	—	—	—
—	87,113	—	—	—	—
5,908	3,981,506	83,996	420,284	565	220,430
—	9,061,168	—	—	—	—
—	201,449	—	—	—	—
3,050	447,989	—	—	—	12,247
4,228	834,704	9,816	61,790	9,204	11,753
4,028	24,209	482	1,118	80	10,035
53,616	424,856	72,669	131,562	48,907	47,524
694,000	24,747,357	166,963	614,754	58,756	301,989
$5,612,339	$ 989,327,476	$10,335,129	$49,317,853	$7,290,451	$21,475,406

$6,503,267	$1,050,468,933	$11,483,225	$48,533,881	$6,425,278	$21,836,822
(15,453)	232,021	22,784	45,071	(38,601)	18,576
(856,050)	(16,876,349)	(1,147,676)	1,619,597	791,752	(36,187)
(19,425)	(44,497,129)	(23,204)	(880,696)	112,022	(343,805)
$5,612,339	$ 989,327,476	$10,335,129	$49,317,853	$7,290,451	$21,475,406

$ 37,816	$ 8,351,323	$ 29,711	$ 332,084	$ 9,218	$ 200,717
1,191	1,027,567	1,063	76,967	1,020	—
5,573,332	979,948,586	10,304,355	48,908,802	7,280,213	21,274,689

4,328	954,853	3,214	35,523	905	20,100
137	117,587	102	7,726	101	—
642,470	110,404,262	1,159,828	4,203,795	641,537	2,167,923

$ 8.74	$ 8.75	$ 9.24	$ 9.35	$ 10.19	$ 9.99
8.70	8.74	10.46	9.96	10.15	—
8.68	8.88	8.88	11.63	11.35	9.81

$6,049,041	$ 924,397,719	$10,064,998	$50,018,574	$6,589,660	$20,191,374
$ —	$ 23,318,414	$ —	$ —	$ —	$ —
$ 3,830	$ 839,059	$ 8,096	$ 271,867	$ 116,007	$ —

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2014

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Currency Fund

INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$20,060,884	$4,583,483	$200,996
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	20,060,884	4,583,483	200,996

EXPENSES:
Investment Manager fees	3,104,502	777,840	103,251
Administration fees	63,678	19,721	3,216
Custody fees	50,707	91,379	27,194
Professional fees	102,344	76,447	75,322
Trustees’ fees	33,759	13,292	4,960
Offering expenses and registration fees	52,200	47,584	43,646
Insurance fees	6,422	7,523	3,697
Printing fees	20,184	20,184	21,162
Distribution fees - Class A	13,754	3,365	2
Distribution fees - Class C	2,378	1,519	9
Other	27,316	23,446	18,072
Total Expenses	3,477,244	1,082,300	300,531
Less expenses reimbursed by the Investment Manager	(296,575)	(282,751)	(194,785)
Net Expenses	3,180,669	799,549	105,746
Net Investment Income	16,880,215	3,783,934	95,250
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	2,091,383	(5,208,900)	(436,792)
Forward foreign currency exchange contracts	1,013,345	(627,142)	(22,614)
Interest rate swap contracts	—	(46,948)	(131)
Purchased options	—	(60,630)	(36,378)
Foreign exchange transactions	(391,965)	(156,270)	(638,371)
Net Realized Gain (Loss)	2,712,763	(6,099,890)	(1,134,286)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(13,998,633)	(2,727,312)	19,674
Forward foreign currency exchange contracts	179,220	67,657	153,910
Investments in fully funded total return swaps	—	592,075	—
Interest rate swap contracts	—	331,266	—
Purchased option contracts	—	60,589	36,353
Foreign exchange translations	(25,279)	(49,759)	(20)
Change in Net Unrealized Appreciation (Depreciation)	(13,844,692)	(1,725,484)	209,917
Net Realized and Unrealized Gains (Losses)	(11,131,929)	(7,825,374)	(924,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,748,286	$(4,041,440)	$(829,119)
* Foreign Tax Withholdings	$34,442	$78,955	$—

[1]	The Fund commenced investment operations on November 5, 2013.
[2]	The Fund commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund[1]	Ashmore Emerging Markets Short Duration Fund[2]

$ 437,515	$ 48,107,357	$ —	$ —	$ —	$ 377,525
—	—	206,912	637,954	158,755	—
437,515	48,107,357	206,912	637,954	158,755	377,525

59,411	7,799,080	113,826	565,125	97,792	44,420
1,732	183,728	2,411	8,773	1,199	1,367
5,296	329,017	72,232	147,407	29,702	1,407
70,197	185,570	65,196	69,322	73,000	48,000
3,995	113,057	1,602	5,080	855	10,603
46,126	89,985	41,719	63,517	139,873	73,028
3,499	36,794	1,658	3,250	1,475	2,099
21,162	20,184	20,184	20,184	42,819	15,000
22	20,062	77	920	11	52
11	9,074	11	360	78	—
15,205	76,300	14,440	19,046	10,458	5,000
226,656	8,862,851	333,356	902,984	397,262	200,976
(165,889)	(875,987)	(217,452)	(328,428)	(298,073)	(155,228)
60,767	7,986,864	115,904	574,556	99,189	45,748
376,748	40,120,493	91,008	63,398	59,566	331,777

(816,133)	(23,002,494)	(93,120)	1,800,961	791,752	(36,187)
12,134	(1,448,263)	(1,467)	1,379	(5,548)	18,337
—	(91,420)	—	—	—	—
—	(189,973)	—	—	—	—
(1,975)	(2,204,583)	(6,302)	(40,313)	(23,166)	1,115
(805,974)	(26,936,733)	(100,889)	1,762,027	763,038	(16,735)

467,778	(14,579,031)	(370,307)	(3,544,559)	112,199	(350,299)
3,863	(831,849)	—	—	—	7,490
—	(493,123)	—	—	—	—
—	122,961	—	—	—	—
—	189,845	—	—	—	—
(900)	(248,861)	26	(3,610)	(177)	(996)
470,741	(15,840,058)	(370,281)	(3,548,169)	112,022	(343,805)
(335,233)	(42,776,791)	(471,170)	(1,786,142)	875,060	(360,540)
$ 41,515	$ (2,656,298)	$(380,162)	$(1,722,744)	$ 934,626	$ (28,763)
$ —	$ 302,841	$ 27,122	$ 64,237	$ 8,737	$ 1,586

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2014

	Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Currency Fund
	2014	2013	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$16,880,215	$4,429,761	$3,783,934	$4,179,567	$95,250	$83,284
Net realized gain (loss)	2,712,763	(278,667)	(6,099,890)	(2,260,660)	(1,134,286)	657,976
Net change in unrealized appreciation (depreciation)	(13,844,692)	(2,789,397)	(1,725,484)	(5,774,539)	209,917	(756,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,748,286	1,361,697	(4,041,440)	(3,855,632)	(829,119)	(15,215)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(321,596)	(129,218)	—	(34,973)	—	—
From net realized gain	—	(8,260)	—	—	(59)	(30)
Tax return of capital	—	(926)	(62,760)	(27,984)	(5)	—

Total Distributions to Class A Shareholders	(321,596)	(138,404)	(62,760)	(62,957)	(64)	(30)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(12,291)	(3,894)	—	(1,828)	—	—
From net realized gain	—	(203)	—	—	(60)	(30)
Tax return of capital	—	(48)	(5,740)	(1,463)	(2)	—

Total Distributions to Class C Shareholders	(12,291)	(4,145)	(5,740)	(3,291)	(62)	(30)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(16,331,560)	(4,260,824)	—	(2,046,475)	—	(118,078)
From net realized gain	—	(216,214)	—	—	(621,904)	(1,809,756)
Tax return of capital	—	(59,552)	(3,812,854)	(1,618,141)	(97,215)	—

Total Distributions to Institutional Class Shareholders	(16,331,560)	(4,536,590)	(3,812,854)	(3,664,616)	(719,119)	(1,927,834)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(1,191,492)	2,556,553	(1,082,599)	1,842,673	63	32
Net increase (decrease) in net assets resulting from Class C share transactions	280,805	128,015	33,307	116,253	58	30
Net increase (decrease) in net assets resulting from Institutional Class share transactions	192,159,009	169,037,926	26,615,002	17,286,849	(24,481,009)	(30,769,274)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	191,248,322	171,722,494	25,565,710	19,245,775	(24,480,888)	(30,769,212)
Total Increase (Decrease) in Net Assets	180,331,161	168,405,052	17,642,916	11,659,279	(26,029,252)	(32,712,321)
NET ASSETS:
Net Assets at the Beginning of the Year	186,568,377	18,163,325	84,763,931	73,104,652	35,647,824	68,360,145
Net Assets at the End of the Year	$366,899,538	$186,568,377	$102,406,847	$84,763,931	$9,618,572	$35,647,824
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$1,054,040	$(191,916)	$(238,153)	$(29,724)	$52,033	$454,881

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.
[2]	The Fund commenced investment operations on November 5, 2013.
[3]	The Fund commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Debt Fund[1]		Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund		Ashmore Emerging Markets Frontier Equity Fund[2]	Ashmore Emerging Markets Short Duration Fund[3]
2014	2013	2014	2013	2014	2013	2014	2013	2014	2014

$ 376,748	$ 1,607,319	$ 40,120,493	$ 28,102,512	$ 91,008	$ 73,841	$ 63,398	$ 49,879	$ 59,566	$ 331,777
(805,974)	779,457	(26,936,733)	8,318,150	(100,889)	373,010	1,762,027	1,929,398	763,038	(16,735)
470,741	(3,717,674)	(15,840,058)	(43,239,875)	(370,281)	308,603	(3,548,169)	1,914,326	112,022	(343,805)
41,515	(1,330,898)	(2,656,298)	(6,819,213)	(380,162)	755,454	(1,722,744)	3,893,603	934,626	(28,763)

(509)	(413)	(288,037)	(377,693)	(255)	(100)	(353)	(844)	(46)	(1,102)
(244)	(43)	(108,474)	(64,653)	—	—	(21,546)	(13,704)	—	—
(5)	—	(106,644)	—	—	(20)	—	—	—	—

(758)	(456)	(503,155)	(442,346)	(255)	(120)	(21,899)	(14,548)	(46)	(1,102)

(57)	(40)	(27,681)	(32,382)	(8)	(6)	(59)	(40)	(5)	—
(175)	(3)	(12,431)	(9,191)	—	—	(873)	(52)	—	—
(1)	—	(10,249)	—	—	(1)	—	—	—	—

(233)	(43)	(50,361)	(41,573)	(8)	(7)	(932)	(92)	(5)	—

(375,103)	(1,614,231)	(29,319,267)	(26,448,591)	(85,433)	(67,762)	(40,881)	(72,503)	(69,402)	(331,551)
(821,133)	(126,668)	(8,728,838)	(8,496,687)	—	—	(1,986,719)	(1,116,480)	—	—
(3,339)	—	(10,855,322)	—	—	(6,759)	—	—	—	—

(1,199,575)	(1,740,899)	(48,903,427)	(34,945,278)	(85,433)	(74,521)	(2,027,600)	(1,188,983)	(69,402)	(331,551)

37,063	(11,850)	(1,485,743)	7,948,290	2,329	25,333	81,303	(106,768)	9,051	200,994

232	44	115,811	510,771	8	8	68,695	10,478	4,549	—

(22,272,165)	(2,949,787)	369,085,194	189,754,435	943,935	404,751	22,294,208	14,455,333	6,411,678	21,635,828

(22,234,870)	(2,961,593)	367,715,262	198,213,496	946,272	430,092	22,444,206	14,359,043	6,425,278	21,836,822
(23,393,921)	(6,033,889)	315,602,021	155,965,086	480,414	1,110,898	18,671,031	17,049,023	7,290,451	21,475,406

29,006,260	35,040,149	673,725,455	517,760,369	9,854,715	8,743,817	30,646,822	13,597,799	—	—
$ 5,612,339	$29,006,260	$989,327,476	$673,725,455	$10,335,129	$9,854,715	$49,317,853	$30,646,822	$7,290,451	$21,475,406

$ (15,453)	$ (22,533)	$ 232,021	$ 2,693,049	$ 22,784	$ (507)	$ 45,071	$ (2,074)	$ (38,601)	$ 18,576

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Class A

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$9.25	$9.69	$9.09	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.55	0.51	0.67	0.32
Net realized and unrealized gain (loss)	(0.31)	(0.35)	0.67	(0.86)

Total from investment operations	0.24	0.16	1.34	(0.54)

Less distributions:

From net investment income	(0.55)	(0.52)	(0.69)	(0.37)
From net realized gain	—	(0.07)	(0.05)	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.55)	(0.60)	(0.74)	(0.37)

Net asset value at end of period	$8.94	$9.25	$9.69	$9.09

Total return[3]	2.53%	1.63%	15.54%	(5.44%)

Portfolio turnover rate[4]	82%	49%	50%	22%

Net assets, end of period (in thousands)	$1,704	$2,852	$485	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.53%	1.71%	2.89%	4.36%
Total expenses after reimbursements	1.45%	1.45%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	5.79%	5.15%	5.19%	4.35%
Net investment income after reimbursements	5.87%	5.41%	6.63%	7.26%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2012	2011[1]

Net asset value at beginning of period	$ 9.25	$ 9.70	$ 9.09	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.48	0.44	0.60	0.28
Net realized and unrealized gain (loss)	(0.30)	(0.36)	0.68	(0.86)

Total from investment operations	0.18	0.08	1.28	(0.58)

Less distributions:

From net investment income	(0.48)	(0.45)	(0.62)	(0.33)
From net realized gain	—	(0.07)	(0.05)	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.48)	(0.53)	(0.67)	(0.33)

Net asset value at end of period	$ 8.95	$ 9.25	$ 9.70	$ 9.09

Total return[3]	1.87%	0.80%	14.78%	(5.78%)

Portfolio turnover rate[4]	82%	49%	50%	22%

Net assets, end of period (in thousands)	$421	$150	$27	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.28%	2.46%	3.60%	5.12%
Total expenses after reimbursements	2.20%	2.20%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	5.15%	4.42%	4.73%	3.59%
Net investment income after reimbursements	5.23%	4.68%	6.13%	6.51%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2012	2011[6]

Net asset value at beginning of period	$ 9.61	$ 10.07	$ 9.43	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.59	0.55	0.73	0.63
Net realized and unrealized gain (loss)	(0.31)	(0.36)	0.70	(0.60)

Total from investment operations	0.28	0.19	1.43	0.03

Less distributions:

From net investment income	(0.59)	(0.57)	(0.74)	(0.60)
From net realized gain	—	(0.07)	(0.05)	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.59)	(0.65)	(0.79)	(0.60)

Net asset value at end of period	$ 9.30	$ 9.61	$ 10.07	$ 9.43

Total return[3]	2.91%	1.91%	15.97%	0.27%

Portfolio turnover rate[4]	82%	49%	50%	22%

Net assets, end of period (in thousands)	$364,775	$183,567	$17,651	$11,824

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.28%	1.46%	2.66%	3.78%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	6.14%	5.37%	6.16%	4.60%
Net investment income after reimbursements	6.25%	5.66%	7.65%	7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2012	2011[1]

Net asset value at beginning of period	$ 9.13	$ 9.83	$ 9.43	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.37	0.44	0.43	0.13
Net realized and unrealized gain (loss)	(0.66)	(0.74)	0.31	(0.48)

Total from investment operations	(0.29)	(0.30)	0.74	(0.35)

Less distributions:

From net investment income	—	(0.22)	(0.34)	(0.13)
From net realized gain	—	(0.01)	—	—
Tax return of capital	(0.40)	(0.17)	—[3]	(0.09)

Total distributions	(0.40)	(0.40)	(0.34)	(0.22)

Net asset value at end of period	$ 8.44	$ 9.13	$ 9.83	$ 9.43

Total return[4]	(3.25%)	(3.21%)	8.02%	(3.60%)

Portfolio turnover rate[5]	112%	112%	101%	31%

Net assets, end of period (in thousands)	$897	$2,096	$413	$286

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.55%	1.47%	1.64%	1.99%
Total expenses after reimbursements	1.25%	1.25%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.29%	4.38%	3.03%	2.34%
Net investment income after reimbursements	4.59%	4.60%	3.42%	3.08%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 9.13	$ 9.83	$ 9.43	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.29	0.38	0.22	0.13
Net realized and unrealized gain (loss)	(0.67)	(0.75)	0.45	(0.51)

Total from investment operations	(0.38)	(0.37)	0.67	(0.38)

Less distributions:

From net investment income	—	(0.18)	(0.27)	(0.11)
From net realized gain	—	(0.01)	—	—
Tax return of capital	(0.33)	(0.14)	—[3]	(0.08)

Total distributions	(0.33)	(0.33)	(0.27)	(0.19)

Net asset value at end of period	$8.42	$9.13	$9.83	$9.43

Total return[4]	(4.18%)	(3.92%)	7.33%	(4.01%)

Portfolio turnover rate[5]	112%	112%	101%	31%

Net assets, end of period (in thousands)	$147	$124	$19	$1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.31%	2.22%	2.47%	2.87%
Total expenses after reimbursements	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.41%	3.77%	1.87%	1.87%
Net investment income after reimbursements	3.72%	3.99%	2.34%	2.74%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[7]

Net asset value at beginning of period	$ 9.45	$ 10.18	$ 9.76	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.43	0.49	0.37	0.29
Net realized and unrealized gain (loss)	(0.71)	(0.78)	0.42	0.06

Total from investment operations	(0.28)	(0.29)	0.79	0.35

Less distributions:

From net investment income	—	(0.24)	(0.37)	(0.35)
From net realized gain	—	(0.01)	—	—
Tax return of capital	(0.44)	(0.19)	—[3]	(0.24)

Total distributions	(0.44)	(0.44)	(0.37)	(0.59)

Net asset value at end of period	$ 8.73	$ 9.45	$ 10.18	$ 9.76

Total return[4]	(3.04%)	(3.02%)	8.39%	3.35%

Portfolio turnover rate[5]	112%	112%	101%	31%

Net assets, end of period (in thousands)	$101,363	$82,543	$72,673	$62,530

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.32%	1.22%	1.39%	1.70%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.34%	4.64%	3.31%	2.55%
Net investment income after reimbursements	4.69%	4.89%	3.73%	3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

	Class A

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 9.15	$ 9.51	$ 9.38	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	(0.01)	(0.09)	(0.03)
Net realized and unrealized gain (loss)	(0.36)	(0.05)	0.22	(0.57)

Total from investment operations	(0.32)	(0.06)	0.13	(0.60)

Less distributions:

From net investment income	—	—	—	—
From net realized gain	(0.57)	(0.30)	—	(0.02)
Tax return of capital	(0.05)	—	—	—

Total distributions	(0.62)	(0.30)	—	(0.02)

Net asset value at end of period	$ 8.21	$ 9.15	$ 9.51	$ 9.38

Total return[3]	(3.81%)	(0.65%)	1.50%	(6.12%)

Portfolio turnover rate[4]	178%	198%	157%	37%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.82%	1.51%	1.46%	2.17%
Total expenses after reimbursements	1.15%	1.15%	1.15%	1.15%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.16%)	(0.56%)	(1.31%)	(1.60%)
Net investment income (loss) after reimbursements	0.51%	(0.20%)	(1.00%)	(0.58%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

	Class C

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 8.98	$ 9.41	$ 9.35	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.08)	(0.17)	(0.06)
Net realized and unrealized gain (loss)	(0.38)	(0.05)	0.23	(0.58)

Total from investment operations	(0.40)	(0.13)	0.06	(0.64)

Less distributions:

From net investment income	—	—	—	—
From net realized gain	(0.57)	(0.30)	—	(0.01)
Tax return of capital	(0.01)	—	—	—

Total distributions	(0.58)	(0.30)	—	(0.01)

Net asset value at end of period	$ 8.00	$ 8.98	$ 9.41	$ 9.35

Total return[3]	(4.59%)	(1.43%)	0.77%	(6.46%)

Portfolio turnover rate[4]	178%	198%	157%	37%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.62%	2.26%	2.22%	2.90%
Total expenses after reimbursements	1.90%	1.90%	1.90%	1.90%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.96%)	(1.30%)	(2.07%)	(2.33%)
Net investment loss after reimbursements	(0.24%)	(0.94%)	(1.75%)	(1.33%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Currency Fund

	Institutional Class

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[6]

Net asset value at beginning of period	$ 9.16	$ 9.51	$ 9.35	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.02	(0.10)	(0.04)
Net realized and unrealized gain (loss)	(0.38)	(0.05)	0.26	0.06

Total from investment operations	(0.31)	(0.03)	0.16	0.02

Less distributions:

From net investment income	—	(0.02)	—	—
From net realized gain	(0.57)	(0.30)	—	(0.67)
Tax return of capital	(0.07)	—	—	—

Total distributions	(0.64)	(0.32)	—	(0.67)

Net asset value at end of period	$ 8.21	$ 9.16	$ 9.51	$ 9.35

Total return[3]	(3.54%)	(0.33%)	1.71%	(0.12%)

Portfolio turnover rate[4]	178%	198%	157%	37%

Net assets, end of period (in thousands)	$9,617	$35,646	$68,358	$23,643

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.47%	1.26%	1.32%	2.03%
Total expenses after reimbursements	0.87%	0.87%	0.87%	0.87%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.82%)	(0.22%)	(1.05%)	(1.58%)
Net investment income (loss) after reimbursements	0.78%	0.17%	(0.60%)	(0.42%)

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund[1]

	Class A

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$ 10.15	$ 11.06	$ 10.04	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.50	0.46	0.44	0.19
Net realized and unrealized gain (loss)	0.20	(0.88)	1.03	0.04

Total from investment operations	0.70	(0.42)	1.47	0.23

Less distributions:

From net investment income	(0.53)	(0.46)	(0.45)	(0.19)
From net realized gain	(1.58)	(0.03)	—	—
Tax return of capital	—[4]	—	—	—

Total distributions	(2.11)	(0.49)	(0.45)	(0.19)

Net asset value at end of period	$ 8.74	$ 10.15	$ 11.06	$ 10.04

Total return[5]	8.46%	(3.86%)	15.24%	2.26%

Portfolio turnover rate[6]	99%	81%	30%	9%

Net assets, end of period (in thousands)	$38	$2	$14	$1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.79%	1.66%	1.93%	4.61%
Total expenses after reimbursements	1.20%	1.20%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	3.23%	3.75%	3.62%	0.57%
Net investment income after reimbursements	5.82%	4.21%	4.35%	3.98%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Class C

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Net asset value at beginning of period	$10.12	$11.04	$10.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.44	0.38	0.37	0.15
Net realized and unrealized gain (loss)	0.17	(0.89)	1.01	0.05

Total from investment operations	0.61	(0.51)	1.38	0.20

Less distributions:

From net investment income	(0.45)	(0.38)	(0.38)	(0.16)
From net realized gain	(1.58)	(0.03)	—	—
Tax return of capital	—[4]	—	—	—

Total distributions	(2.03)	(0.41)	(0.38)	(0.16)

Net asset value at end of period	$ 8.70	$10.12	$11.04	$10.04

Total return[5]	7.30%	(4.64%)	14.28%	1.90%

Portfolio turnover rate[6]	99%	81%	30%	9%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	4.90%	2.41%	2.73%	5.35%
Total expenses after reimbursements	1.95%	1.95%	1.95%	1.95%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.99%	3.16%	2.86%	(0.18%)
Net investment income after reimbursements	4.94%	3.62%	3.64%	3.22%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Debt Fund1

	Institutional Class

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[8]

Net asset value at beginning of period	$10.08	$10.99	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	0.52	0.48	0.48	0.40
Net realized and unrealized gain (loss)	0.18	(0.87)	1.01	—

Total from investment operations	0.70	(0.39)	1.49	0.40

Less distributions:

From net investment income	(0.52)	(0.49)	(0.49)	(0.41)
From net realized gain	(1.58)	(0.03)	—	—
Tax return of capital	—[4]	—	—	—

Total distributions	(2.10)	(0.52)	(0.49)	(0.41)

Net asset value at end of period	$ 8.68	$10.08	$10.99	$ 9.99

Total return[5]	8.41%	(3.64%)	15.32%	4.15%

Portfolio turnover rate[6]	99%	81%	30%	9%

Net assets, end of period (in thousands)	$5,573	$29,004	$35,025	$30,533

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.43%	1.41%	1.63%	3.63%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	3.20%	4.08%	3.95%	1.74%
Net investment income after reimbursements	5.71%	4.57%	4.66%	4.45%

[1]	Formerly the Ashmore Emerging Markets Sovereign Debt Fund.
[2]	Class A and Class C commenced investment operations on May 12, 2011.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Amount is less than $0.005 per share.
[5]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[6]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[7]	Annualized for periods less than one year.
[8]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Total Return Fund

	Class A

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 9.30	$ 10.05	$ 9.37	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.44	0.41	0.43[2]	0.22[2]
Net realized and unrealized gain (loss)	(0.42)	(0.57)	0.68	(0.66)

Total from investment operations	0.02	(0.16)	1.11	(0.44)

Less distributions:

From net investment income	(0.33)	(0.43)	(0.43)	(0.09)
From net realized gain	(0.12)	(0.16)	—	—
Tax return of capital	(0.12)	—	—	(0.10)

Total distributions	(0.57)	(0.59)	(0.43)	(0.19)

Net asset value at end of period	$ 8.75	$ 9.30	$ 10.05	$ 9.37

Total return[3]	0.17%	(1.70%)	12.20%	(4.40%)

Portfolio turnover rate[4]	80%	85%	83%	39%

Net assets, end of period (in thousands)	$8,351	$10,344	$3,263	$509

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.38%	1.38%	1.48%	1.75%
Total expenses after reimbursements	1.30%	1.30%	1.30%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	4.79%	4.55%	3.99%	4.21%
Net investment income after reimbursements	4.87%	4.63%	4.17%	4.66%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Class C

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]

Net asset value at beginning of period	$ 9.29	$ 10.05	$ 9.36	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.37	0.33	0.39[2]	0.19[2]
Net realized and unrealized gain (loss)	(0.42)	(0.57)	0.66	(0.66)

Total from investment operations	(0.05)	(0.24)	1.05	(0.47)

Less distributions:

From net investment income	(0.28)	(0.36)	(0.36)	(0.08)
From net realized gain	(0.12)	(0.16)	—	—
Tax return of capital	(0.10)	—	—	(0.09)

Total distributions	(0.50)	(0.52)	(0.36)	(0.17)

Net asset value at end of period	$ 8.74	$ 9.29	$ 10.05	$ 9.36

Total return[3]	(0.45%)	(2.44%)	11.42%	(4.79%)

Portfolio turnover rate[4]	80%	85%	83%	39%

Net assets, end of period (in thousands)	$1,028	$969	$541	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.13%	2.13%	2.21%	2.82%
Total expenses after reimbursements	2.05%	2.05%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	4.04%	3.83%	2.62%	3.32%
Net investment income after reimbursements	4.12%	3.91%	2.78%	4.09%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[6]

Net asset value at beginning of period	$ 9.43	$ 10.20	$ 9.50	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.46	0.45	0.44[2]	0.46[2]
Net realized and unrealized gain (loss)	(0.41)	(0.60)	0.72	(0.34)

Total from investment operations	0.05	(0.15)	1.16	0.12

Less distributions:

From net investment income	(0.35)	(0.46)	(0.46)	(0.29)
From net realized gain	(0.12)	(0.16)	—	—
Tax return of capital	(0.13)	—	—	(0.33)

Total distributions	(0.60)	(0.62)	(0.46)	(0.62)

Net asset value at end of period	$ 8.88	$ 9.43	$ 10.20	$ 9.50

Total return[3]	0.51%	(1.48%)	12.50%	1.11%

Portfolio turnover rate[4]	80%	85%	83%	39%

Net assets, end of period (in thousands)	$979,949	$662,412	$513,956	$101,947

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.13%	1.13%	1.22%	1.63%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	5.04%	4.81%	4.11%	4.63%
Net investment income after reimbursements	5.15%	4.92%	4.31%	5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on December 8, 2010.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Class A

	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$ 9.66	$ 9.01	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.08[2]	0.08[2]
Net realized and unrealized gain (loss)	(0.40)	0.64	(0.98)

Total from investment operations	(0.34)	0.72	(0.90)

Less distributions:

From net investment income	(0.08)	(0.06)	(0.09)
Tax return of capital	—	(0.01)	—

Total distributions	(0.08)	(0.07)	(0.09)

Net asset value at end of period	$ 9.24	$ 9.66	$ 9.01

Total return[3]	(3.58%)	8.11%	(8.94%)

Portfolio turnover rate[4]	130%	92%	95%

Net assets, end of period (in thousands)	$30	$28	$1

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.62%	3.01%	4.40%
Total expenses after reimbursements	1.45%	1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.45%)	(0.70%)	(1.60%)
Net investment income after reimbursements	0.72%	0.86%	1.35%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Class C

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2014	2013	2012[5]

Net asset value at beginning of period	$ 11.00	$ 10.32	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)[2]	(0.01)[2]
Net realized and unrealized gain (loss)	(0.45)	0.78	0.36

Total from investment operations	(0.46)	0.75	0.35

Less distributions:

From net investment income	(0.08)	(0.06)	(0.03)
Tax return of capital	—	(0.01)	—

Total distributions	(0.08)	(0.07)	(0.03)

Net asset value at end of period	$ 10.46	$ 11.00	$ 10.32

Total return[3]	(4.24%)	7.58%	3.26%

Portfolio turnover rate[4]	130%	92%	95%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	4.34%	3.77%	5.40%
Total expenses after reimbursements	2.20%	2.20%	2.20%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.25%)	(1.81%)	(3.82%)
Net investment loss after reimbursements	(0.11%)	(0.24%)	(0.62%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2012	2011[6]

Net asset value at beginning of period	$ 9.27	$ 8.62	$ 8.81	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07[2]	0.09[2]	0.05[2]
Net realized and unrealized gain (loss)	(0.39)	0.65	(0.17)	(1.19)

Total from investment operations	(0.31)	0.72	(0.08)	(1.14)

Less distributions:

From net investment income	(0.08)	(0.06)	(0.10)	(0.05)
Tax return of capital	—	(0.01)	(0.01)	—

Total distributions	(0.08)	(0.07)	(0.11)	(0.05)

Net asset value at end of period	$ 8.88	$ 9.27	$ 8.62	$ 8.81

Total return[3]	(3.40%)	8.48%	(0.87%)	(11.37%)

Portfolio turnover rate[4]	130%	92%	95%	75%

Net assets, end of period (in thousands)	$10,304	$9,825	$8,742	$8,848

Ratios to average net assets:
Total expenses to average net assets:
Total expenses before reimbursements	3.37%	2.76%	4.09%	5.34%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.28%)	(0.79%)	(1.84%)	(2.55%)
Net investment income after reimbursements	0.92%	0.80%	1.08%	1.62%

[1]	Class A commenced investment operations on February 27, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Class C commenced investment operations on August 24, 2012.
[6]	The Institutional Class commenced investment operations on June 22, 2011.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2014	2013	2012[1]

Net asset value at beginning of period	$ 10.61	$ 9.77	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	0.08	0.02
Net realized and unrealized gain (loss)	(0.42)	1.31	(0.20)

Total from investment operations	(0.41)	1.39	(0.18)

Less distributions:

From net investment income	(0.01)	(0.03)	(0.05)
From net realized gain	(0.84)	(0.52)	—

Total distributions	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 9.35	$ 10.61	$ 9.77

Total return[3]	(3.93%)	14.65%	(1.73%)

Portfolio turnover rate[4]	104%	113%	94%

Net assets, end of period (in thousands)	$332	$265	$238

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.53%	2.35%	3.43%
Total expenses after reimbursements	1.80%	1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.65%)	0.25%	(1.15%)
Net investment income after reimbursements	0.08%	0.80%	0.48%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2014	2013	2012[6]

Net asset value at beginning of period	$ 11.33	$ 10.48	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	(0.47)	1.46	0.54

Total from investment operations	(0.52)	1.40	0.53

Less distributions:

From net investment income	(0.01)	(0.03)	(0.05)
From net realized gain	(0.84)	(0.52)	—

Total distributions	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 9.96	$ 11.33	$ 10.48

Total return[3]	(4.71%)	13.93%	5.17%

Portfolio turnover rate[4]	104%	113%	94%

Net assets, end of period (in thousands)	$77	$12	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.60%	3.10%	5.12%
Total expenses after reimbursements	2.55%	2.55%	2.55%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.53%)	(1.13%)	(3.35%)
Net investment loss after reimbursements	(0.48%)	(0.58%)	(0.78%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2014	2013	2012	2011[7]

Net asset value at beginning of period	$ 12.96	$ 11.79	$ 11.58	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	0.02	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.50)	1.70	0.25	1.59

Total from investment operations	(0.48)	1.72	0.30	1.58

Less distributions:

From net investment income	(0.01)	(0.03)	(0.05)	—
From net realized gain	(0.84)	(0.52)	(0.04)	—

Total distributions	(0.85)	(0.55)	(0.09)	—

Net asset value at end of period	$ 11.63	$ 12.96	$ 11.79	$ 11.58

Total return[3]	(3.74%)	15.04%	2.61%	15.80%

Portfolio turnover rate[4]	104%	113%	94%	20%

Net assets, end of period (in thousands)	$48,909	$30,370	$13,359	$11,576

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.39%	2.11%	3.43%	15.42%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.70%)	(0.42%)	(1.46%)	(14.76%)
Net investment income (loss) after reimbursements	0.17%	0.17%	0.45%	(0.86%)

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	Class C commenced investment operations on August 24, 2012.
[7]	The Institutional Class commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

Class A

Period Ended
October 31,
2014[1]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)
Net realized and unrealized gain (loss)	0.27

Total from investment operations	0.24

Less distributions:

From net investment income	(0.05)

Total distributions	(0.05)

Net asset value at end of period	$ 10.19

Total return[2]	2.43%

Portfolio turnover rate[3]	157%

Net assets, end of period (in thousands)	$9

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	6.90%
Total expenses after reimbursements	1.80%

Net investment loss to average net assets:
Net investment loss before reimbursements	(5.89%)
Net investment loss after reimbursements	(0.79%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

Class C

Period Ended
October 31,
2014[1]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.83)
Net realized and unrealized gain (loss)	1.03

Total from investment operations	0.20

Less distributions:

From net investment income	(0.05)

Total distributions	(0.05)

Net asset value at end of period	$ 10.15

Total return[2]	2.02%

Portfolio turnover rate[3]	157%

Net assets, end of period (in thousands)	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	7.71%
Total expenses after reimbursements	2.55%

Net investment loss to average net assets:
Net investment loss before reimbursements	(6.42%)
Net investment loss after reimbursements	(1.26%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund

Institutional Class

Period Ended
October 31,
2014[5]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14
Net realized and unrealized gain (loss)	1.32

Total from investment operations	1.46

Less distributions:

From net investment income	(0.11)

Total distributions	(0.11)

Net asset value at end of period	$ 11.35

Total return[2]	14.69%

Portfolio turnover rate[3]	157%

Net assets, end of period (in thousands)	$7,280

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	6.09%
Total expenses after reimbursements	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(3.68%)
Net investment income after reimbursements	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

Class A

Period Ended
October 31,
2014[1]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss)	(0.01)

Total from investment operations	0.04

Less distributions:

From net investment income	(0.05)

Total distributions	(0.05)

Net asset value at end of period	$ 9.99

Total return[2]	0.45%

Portfolio turnover rate[3]	19%

Net assets, end of period (in thousands)	$201

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.93%
Total expenses after reimbursements	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	3.35%
Net investment income after reimbursements	5.33%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

Institutional Class

Period Ended
October 31,
2014[5]
Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gain (loss)	(0.19)

Total from investment operations	(0.03)

Less distributions:

From net investment income	(0.16)

Total distributions	(0.16)

Net asset value at end of period	$ 9.81

Total return[2]	(0.25%)

Portfolio turnover rate[3]	19%

Net assets, end of period (in thousands)	$21,275

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.94%
Total expenses after reimbursements	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	2.58%
Net investment income after reimbursements	4.85%

[1]	Class A commenced investment operations on September 23, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $2,647,335)
Puma International Financing S.A. 6.750%, 02/01/2021		2,590,000	$2,661,225	0.73
			2,661,225	0.73
Bangladesh (Cost $1,989,213)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		1,875,000	1,964,063	0.53
			1,964,063	0.53
Barbados (Cost $4,677,926)
Columbus International, Inc. 7.375%, 03/30/2021		4,415,000	4,679,900	1.28
			4,679,900	1.28
Brazil (Cost $14,815,355)
Banco Bradesco S.A. 4.125%, 05/16/2016		200,000	207,400	0.06
Banco Bradesco S.A. 4.500%, 01/12/2017		200,000	209,750	0.06
Banco do Brasil S.A. 5.875%, 01/26/2022		260,000	267,397	0.07
Banco do Brasil S.A. 3.875%, 10/10/2022		200,000	188,800	0.05
Banco do Brasil S.A. 5.875%, 01/19/2023		1,275,000	1,327,530	0.36
Banco Santander Brasil S.A. 8.000%, 03/18/2016	BRL	1,680,000	649,179	0.18
Banco Votorantim S.A. 6.250%, 05/16/2016	BRL	2,300,000	1,053,738	0.29
BRF S.A. 5.875%, 06/06/2022		400,000	440,000	0.12
BRF S.A. 4.750%, 05/22/2024		535,000	535,669	0.15
Cia Energetica de Sao Paulo 9.750%, 01/15/2015	BRL	250,000	151,361	0.04
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	2,950,000	1,079,210	0.29
Itau Unibanco Holding S.A. 5.650%, 03/19/2022		380,000	389,975	0.11
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		2,255,000	2,373,387	0.65
Marfrig Holding Europe B.V. 6.875%, 06/24/2019		1,100,000	1,116,500	0.30
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,455,000	1,536,844	0.42
Minerva Luxembourg S.A. 12.250%, 02/10/2022(2)		200,000	231,000	0.06
Minerva Luxembourg S.A. 7.750%, 01/31/2023		200,000	209,000	0.06
Oi S.A. 9.750%, 09/15/2016	BRL	1,770,000	648,955	0.18
Petrobras Global Finance B.V., FRN 2.371%, 01/15/2019		775,000	773,334	0.21
Petrobras Global Finance B.V. 4.375%, 05/20/2023		425,000	405,151	0.11
Petrobras Global Finance B.V. 7.250%, 03/17/2044		120,000	131,515	0.03
Petrobras International Finance Co. S.A. 6.750%, 01/27/2041		325,000	334,666	0.09
Samarco Mineracao S.A. 4.125%, 11/01/2022		400,000	380,500	0.10
			14,640,861	3.99
Chile (Cost $7,994,912)
Automotores Gildemeister S.A. 8.250%, 05/24/2021		1,228,000	835,040	0.23
Automotores Gildemeister S.A. 6.750%, 01/15/2023		580,000	388,600	0.11
Banco de Credito e Inversiones 4.000%, 02/11/2023		200,000	197,385	0.05
Banco del Estado de Chile 4.125%, 10/07/2020		400,000	398,048	0.11
Cencosud S.A. 5.500%, 01/20/2021		300,000	320,256	0.09
Colbun S.A. 4.500%, 07/10/2024		400,000	403,056	0.11
E.CL S.A. 5.625%, 01/15/2021		300,000	324,689	0.09
E.CL S.A. 4.500%, 01/29/2025		200,000	201,029	0.05
Inversiones Alsacia S.A. 8.000%, 08/18/2018(3)		860,765	628,359	0.17
Inversiones CMPC S.A. 4.375%, 05/15/2023		200,000	196,136	0.05
VTR Finance B.V. 6.875%, 01/15/2024		3,780,000	3,969,000	1.08
			7,861,598	2.14
China (Cost $47,083,735)
21Vianet Group, Inc. 6.875%, 06/26/2017	CNY	3,500,000	538,695	0.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Agile Property Holdings Ltd. 9.875%, 03/20/2017		800,000	$780,000	0.21
Agile Property Holdings Ltd. 8.875%, 04/28/2017		632,000	603,560	0.16
Baidu, Inc. 3.500%, 11/28/2022		400,000	392,272	0.11
Bestgain Real Estate Ltd. 2.625%, 03/13/2018		600,000	581,754	0.16
Central China Real Estate Ltd. 6.500%, 06/04/2018		890,000	864,107	0.24
Central China Real Estate Ltd. 8.000%, 01/28/2020		730,000	715,788	0.20
China CITIC Bank International Ltd. 6.875%, 06/24/2020		755,000	837,084	0.23
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015(3)		60,000	15,360	—
China Hongqiao Group Ltd. 7.625%, 06/26/2017		1,285,000	1,327,992	0.36
China Overseas Finance Cayman III Ltd. 3.375%, 10/29/2018		325,000	326,493	0.09
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		400,000	396,490	0.11
China SCE Property Holdings Ltd. 10.500%, 01/14/2016	CNY	6,700,000	1,098,099	0.30
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		2,445,000	2,524,462	0.69
China Shanshui Cement Group Ltd. 10.500%, 04/27/2017		1,330,000	1,431,412	0.39
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		2,265,000	2,548,125	0.69
CIFI Holdings Group Co. Ltd. 8.875%, 01/27/2019		590,000	604,750	0.17
COSL Finance BVI Ltd. 3.250%, 09/06/2022		200,000	190,489	0.05
Country Garden Holdings Co. Ltd. 7.250%, 04/04/2021		755,000	743,675	0.20
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023		2,050,000	2,003,875	0.55
Emerald Plantation Holdings Ltd. 6.000%, 01/30/2020(2)(4)		66,885	53,174	0.01
ENN Energy Holdings Ltd. 6.000%, 05/13/2021		410,000	458,160	0.13
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		480,000	483,600	0.13
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(4)(5)(6)		245,338	245,338	0.07
Favor Sea Ltd. 11.750%, 02/04/2019		1,200,000	1,280,844	0.35
Franshion Brilliant Ltd. 5.750%, 03/19/2019		830,000	856,975	0.23
Hyva Global B.V. 8.625%, 03/24/2016		1,370,000	1,383,700	0.38
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018		1,360,000	1,373,600	0.37
Kaisa Group Holdings Ltd. 9.000%, 06/06/2019		590,000	588,419	0.16
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		1,175,000	1,221,412	0.33
KWG Property Holding Ltd. 13.250%, 03/22/2017		665,000	733,162	0.20
KWG Property Holding Ltd. 8.975%, 01/14/2019		1,430,000	1,426,425	0.39
MIE Holdings Corp. 6.875%, 02/06/2018		400,000	394,000	0.11
MIE Holdings Corp. 7.500%, 04/25/2019		1,005,000	984,900	0.27
Shimao Property Holdings Ltd. 6.625%, 01/14/2020		1,260,000	1,247,400	0.34
Sino-Forest Corp. 5.000%, 08/01/2013(5)(6)(7)		21,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(5)(6)(7)		82,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(5)(6)(7)		113,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(5)(6)(7)		252,000	—	—
Sunac China Holdings Ltd. 12.500%, 10/16/2017		1,300,000	1,443,000	0.39
Sunac China Holdings Ltd. 9.375%, 04/05/2018		2,380,000	2,481,150	0.68
Tencent Holdings Ltd. 3.375%, 05/02/2019		520,000	528,727	0.14
Texhong Textile Group Ltd. 6.500%, 01/18/2019		910,000	898,625	0.25
Times Property Holdings Ltd. 12.625%, 03/21/2019		1,285,000	1,359,524	0.37
Trillion Chance Ltd. 8.500%, 01/10/2019		2,030,000	1,998,273	0.54
Wanda Properties Overseas Ltd. 4.875%, 11/21/2018		1,000,000	1,015,234	0.28
Yanlord Land Group Ltd. 10.625%, 03/29/2018		1,310,000	1,398,425	0.38
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		1,200,000	1,248,000	0.34
Yuzhou Properties Co. Ltd. 11.750%, 10/25/2017		515,000	561,994	0.15
Yuzhou Properties Co. Ltd. 8.750%, 10/04/2018		770,000	771,925	0.21
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		2,000,000	1,990,000	0.54
			46,950,468	12.80

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Colombia (Cost $16,464,266)
Banco Davivienda S.A. 2.950%, 01/29/2018		800,000	$800,000	0.22
Banco de Bogota S.A. 5.000%, 01/15/2017		435,000	463,275	0.13
Banco de Bogota S.A. 5.375%, 02/19/2023		285,000	297,112	0.08
Bancolombia S.A. 5.950%, 06/03/2021		625,000	692,969	0.19
Colombia Telecomunicaciones S.A. ESP 5.375%, 09/27/2022		1,990,000	2,019,850	0.55
Ecopetrol S.A. 7.625%, 07/23/2019		330,000	393,525	0.11
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	1,220,000,000	636,001	0.17
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,000,000,000	458,080	0.13
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	1,258,000,000	651,164	0.18
Millicom International Cellular S.A. 4.750%, 05/22/2020		600,000	592,500	0.16
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,725,000	1,845,750	0.50
Pacific Rubiales Energy Corp. 5.375%, 01/26/2019		665,000	666,662	0.18
Pacific Rubiales Energy Corp. 7.250%, 12/12/2021		2,035,000	2,172,363	0.59
Pacific Rubiales Energy Corp. 5.125%, 03/28/2023		1,090,000	1,043,675	0.28
Pacific Rubiales Energy Corp. 5.625%, 01/19/2025(5)(6)		2,740,000	2,605,603	0.71
Transportadora de Gas Internacional S.A. ESP 5.700%, 03/20/2022		805,000	860,143	0.23
			16,198,672	4.41
Czech Republic (Cost $2,556,147)
EP Energy A.S. 5.875%, 11/01/2019	EUR	530,000	759,767	0.21
New World Resources N.V. 8.000%, 04/07/2020(4)(5)(6)	EUR	1,301,822	1,305,103	0.36
New World Resources N.V. 4.000%, 10/07/2020(4)(5)(6)	EUR	600,644	346,241	0.09
			2,411,111	0.66
Ghana (Cost $1,366,350)
Tullow Oil PLC 6.000%, 11/01/2020		585,000	546,975	0.15
Tullow Oil PLC 6.250%, 04/15/2022		785,000	730,050	0.20
			1,277,025	0.35
Guatemala (Cost $2,681,666)
Comcel Trust 6.875%, 02/06/2024		2,510,000	2,685,700	0.73
			2,685,700	0.73
Hong Kong (Cost $1,617,599)
CFG Investment S.A.C. 9.750%, 07/30/2019		610,000	558,150	0.15
LS Finance 2017 Ltd. 5.250%, 01/26/2017		200,000	212,334	0.06
Noble Group Ltd. 6.750%, 01/29/2020		200,000	223,510	0.06
PCCW-HKT Capital No 4 Ltd. 4.250%, 02/24/2016		250,000	259,025	0.07
Wharf Finance Ltd. 6.125%, 11/06/2017		300,000	331,780	0.09
			1,584,799	0.43
India (Cost $12,640,601)
Bharat Petroleum Corp. Ltd. 4.625%, 10/25/2022		200,000	204,570	0.06
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		950,000	1,003,466	0.27
ICICI Bank Ltd. 4.750%, 11/25/2016		1,005,000	1,055,637	0.29
Reliance Holding USA, Inc. 4.500%, 10/19/2020		250,000	262,664	0.07
Reliance Holdings USA, Inc. 5.400%, 02/14/2022		750,000	816,655	0.22
State Bank of India 4.125%, 08/01/2017		320,000	333,484	0.09
State Bank of India 4.875%, 04/17/2024		200,000	208,062	0.06
Suzlon Energy Ltd. 5.000%, 04/13/2016(2)		1,000,000	870,000	0.24
Suzlon Energy Ltd., FRN 3.250%, 07/16/2019		1,280,000	1,030,400	0.28
Vedanta Resources PLC 9.500%, 07/18/2018		2,075,000	2,360,312	0.64
Vedanta Resources PLC 6.000%, 01/31/2019		305,000	311,100	0.09
Vedanta Resources PLC 8.250%, 06/07/2021		2,505,000	2,730,450	0.74

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
India - (continued)
Vedanta Resources PLC 7.125%, 05/31/2023		1,830,000	$1,862,025	0.51
			13,048,825	3.56
Indonesia (Cost $6,192,662)
Berau Capital Resources Pte Ltd. 12.500%, 07/08/2015		655,000	504,350	0.14
Berau Coal Energy Tbk PT 7.250%, 03/13/2017		1,845,000	1,263,825	0.34
Bumi Capital Pte Ltd. 12.000%, 11/10/2016		570,000	208,050	0.06
Bumi Investment Pte Ltd. 10.750%, 10/06/2017		1,700,000	641,750	0.18
Enercoal Resources Pte Ltd. 6.000%, 04/07/2018		500,000	185,000	0.05
Golden Legacy Pte Ltd. 9.000%, 04/24/2019		600,000	630,066	0.17
Indo Energy Finance II B.V. 6.375%, 01/24/2023		2,100,000	1,695,750	0.46
			5,128,791	1.40
Iraq (Cost $1,382,631)
Genel Energy Finance PLC 7.500%, 05/14/2019		1,400,000	1,333,500	0.36
			1,333,500	0.36
Israel (Cost $2,116,359)
Delek & Avner Tamar Bond Ltd. 2.803%, 12/30/2016		200,000	199,917	0.06
Delek & Avner Tamar Bond Ltd. 3.839%, 12/30/2018		130,000	131,022	0.04
Israel Electric Corp. Ltd. 5.625%, 06/21/2018		695,000	738,507	0.20
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		470,000	527,340	0.14
Israel Electric Corp. Ltd. 9.375%, 01/28/2020		425,000	525,300	0.14
			2,122,086	0.58
Jamaica (Cost $14,818,673)
Digicel Group Ltd. 8.875%, 01/15/2015		9,200,000	9,614,000	2.62
Digicel Group Ltd. 7.125%, 04/01/2022		1,970,000	1,979,850	0.54
Digicel Ltd. 6.000%, 04/15/2021		3,205,000	3,237,050	0.88
			14,830,900	4.04
Kazakhstan (Cost $16,535,179)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		1,000,000	946,250	0.26
Kaspi Bank JSC 9.875%, 10/28/2016		1,570,000	1,636,725	0.45
KazAgro National Management Holding JSC 3.255%, 05/22/2019	EUR	735,000	920,301	0.25
KazAgro National Management Holding JSC 4.625%, 05/24/2023		410,000	394,625	0.11
Kazkommertsbank JSC 8.000%, 11/03/2015		1,525,000	1,525,000	0.41
Kazkommertsbank JSC 7.500%, 11/29/2016		2,095,000	2,079,287	0.57
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	2,000,000	2,493,768	0.68
Kazkommertsbank JSC 8.500%, 05/11/2018		1,490,000	1,480,986	0.40
KazMunayGas Co. JSC 6.000%, 07/11/2044		400,000	400,000	0.11
Nostrum Oil & Gas Finance B.V. 6.375%, 02/14/2019		1,830,000	1,834,575	0.50
Zhaikmunai LLP 7.125%, 11/13/2019		2,490,000	2,589,600	0.70
			16,301,117	4.44
Kuwait (Cost $1,546,211)
Kuwait Projects Co. 9.375%, 07/15/2020		1,240,000	1,554,712	0.42
			1,554,712	0.42
Lithuania (Cost $2,052,545)
Bite Finance International B.V., FRN 7.699%, 02/15/2018	EUR	1,555,000	1,714,810	0.47
			1,714,810	0.47
Malaysia (Cost $398,669)
Malayan Banking Bhd., FRN 3.250%, 09/20/2022		400,000	404,210	0.11
			404,210	0.11
Mexico (Cost $24,201,028)
Alfa S.A.B. de C.V. 5.250%, 03/25/2024		200,000	217,750	0.06
Alfa S.A.B. de C.V. 6.875%, 03/25/2044		400,000	450,000	0.12

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Alpek S.A. de C.V. 4.500%, 11/20/2022		200,000	$203,500	0.06
America Movil S.A.B. de C.V., FRN 1.235%, 09/12/2016		500,000	504,874	0.14
America Movil S.A.B. de C.V. 5.000%, 03/30/2020		175,000	192,911	0.05
America Movil S.A.B. de C.V. 6.450%, 12/05/2022	MXN	14,950,000	1,089,755	0.30
Banco Inbursa S.A. Institucion de Banca Multiple 4.125%, 06/06/2024		850,000	833,000	0.23
BBVA Bancomer S.A. 4.500%, 03/10/2016		895,000	933,037	0.25
CEMEX Espana S.A. 9.875%, 04/30/2019		1,220,000	1,360,544	0.37
Cemex Finance LLC 9.375%, 10/12/2022		4,155,000	4,788,638	1.31
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,700,000	1,821,125	0.50
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		450,000	485,438	0.13
Cemex S.A.B. de C.V. 5.700%, 01/11/2025		680,000	666,196	0.18
Cemex SAB de CV 5.875%, 03/25/2019		855,000	885,994	0.24
Comision Federal de Electricidad 4.875%, 05/26/2021		200,000	213,000	0.06
Corp. GEO S.A.B. de C.V. 9.250%, 06/30/2020(3)		100,000	8,500	—
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(3)		200,000	17,000	0.01
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/2019(3)		100,000	11,550	—
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/2020(3)		100,000	11,550	—
El Puerto de Liverpool S.A.B. de C.V. 3.950%, 10/02/2024		600,000	596,400	0.16
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		1,855,000	1,961,663	0.54
Empresas ICA S.A.B. de C.V. 8.875%, 05/29/2024		1,900,000	1,928,500	0.53
Fresnillo PLC 5.500%, 11/13/2023		700,000	736,190	0.20
Grupo Televisa S.A.B. 6.625%, 03/18/2025		690,000	840,864	0.23
Grupo Televisa S.A.B. 7.250%, 05/14/2043	MXN	12,810,000	811,007	0.22
Mexichem S.A.B. de C.V. 4.875%, 09/19/2022		475,000	506,469	0.14
Mexichem S.A.B. de C.V. 5.875%, 09/17/2044		230,000	230,000	0.06
Mexico Generadora de Energia S de rl 5.500%, 12/06/2032		500,000	517,500	0.14
Red de Carreteras de Occidente S.A.P.I.B. de C.V. 9.000%, 06/10/2028	MXN	7,140,000	505,868	0.14
Urbi Desarrollos Urbanos S.A.B. de C.V. 8.500%, 04/19/2016(3)		100,000	10,050	—
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/2020(2)(3)		500,000	50,250	0.01
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022(2)(3)		850,000	85,425	0.02
			23,474,548	6.40
Mongolia (Cost $5,967,254)
Mongolian Mining Corp. 8.875%, 03/29/2017		6,260,000	3,881,200	1.06
Trade & Development Bank of Mongolia LLC 8.500%, 09/20/2015		1,190,000	1,190,039	0.32
			5,071,239	1.38
Nigeria (Cost $9,072,279)
Access Bank PLC, FRN 9.250%, 06/24/2021		1,895,000	1,904,475	0.52
Afren PLC 6.625%, 12/09/2020		595,000	557,932	0.15
FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		1,600,000	1,596,000	0.43
FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		1,590,000	1,550,250	0.42
Sea Trucks Group Ltd. 9.000%, 03/26/2018		2,210,000	1,900,600	0.52
Seven Energy Ltd. 10.250%, 10/11/2021		1,100,000	1,093,587	0.30
			8,602,844	2.34

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Paraguay (Cost $1,640,295)
Telefonica Celular del Paraguay S.A. 6.750%, 12/13/2022		1,530,000	$1,610,325	0.44
			1,610,325	0.44
Peru (Cost $7,004,904)
Abengoa Transmision Sur S.A. 6.875%, 04/30/2043		200,000	221,479	0.06
Ajecorp B.V. 6.500%, 05/14/2022		1,980,000	1,821,600	0.50
Banco de Credito del Peru 5.375%, 09/16/2020		250,000	272,500	0.07
Banco de Credito del Peru 4.250%, 04/01/2023		330,000	330,825	0.09
Banco Internacional del Peru S.A.A. 5.750%, 10/07/2020		400,000	432,000	0.12
BBVA Banco Continental S.A. 3.250%, 04/08/2018		295,000	300,900	0.08
BBVA Banco Continental S.A., FRN 5.250%, 09/22/2029		400,000	404,600	0.11
Minsur S.A. 6.250%, 02/07/2024		450,000	497,250	0.13
Southern Copper Corp. 3.500%, 11/08/2022		485,000	473,283	0.13
Southern Copper Corp. 7.500%, 07/27/2035		175,000	207,109	0.06
Southern Copper Corp. 5.250%, 11/08/2042		655,000	614,665	0.17
Transportadora de Gas del Peru S.A. 4.250%, 04/30/2028		600,000	576,000	0.16
Union Andina de Cementos S.A.A. 5.875%, 10/30/2021(5)(6)		800,000	812,160	0.22
			6,964,371	1.90
Philippines (Cost $1,183,304)
Petron Corp. 7.000%, 11/10/2017	PHP	50,000,000	1,154,295	0.31
			1,154,295	0.31
Poland (Cost $3,189,484)
PKO Finance AB 4.630%, 09/26/2022		1,140,000	1,195,575	0.33
Polish Television Holding B.V. 11.000%, 01/15/2021(4)	EUR	1,345,000	1,960,221	0.53
			3,155,796	0.86
Qatar (Cost $3,012,660)
CBQ Finance Ltd. 2.875%, 06/24/2019		395,000	397,694	0.11
CBQ Finance Ltd. 7.500%, 11/18/2019		720,000	864,000	0.23
Nakilat, Inc. 6.067%, 12/31/2033		180,000	204,300	0.06
Ooredoo International Finance Ltd. 7.875%, 06/10/2019		830,000	1,023,423	0.28
Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.298%, 09/30/2020		222,984	240,823	0.06
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		250,000	282,500	0.08
			3,012,740	0.82
Russian Federation (Cost $46,737,203)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 8.625%, 04/26/2016	RUB	73,900,000	1,644,141	0.45
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		3,420,000	3,381,525	0.92
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		1,300,000	1,317,875	0.36
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		2,140,000	1,909,950	0.52
CEDC Finance Corp. International, Inc., FRN 9.000%, 04/30/2018		2,720,127	2,529,718	0.69
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(4)		2,183,060	1,746,448	0.48
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		2,730,000	2,648,100	0.72
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		2,570,000	1,336,400	0.36
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		1,650,000	841,500	0.23
Gazprom Neft OAO Via GPN Capital S.A. 4.375%, 09/19/2022		1,090,000	963,287	0.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Gazprom OAO Via Gaz Capital S.A. 8.625%, 04/28/2034		100,000	$117,600	0.03
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		472,000	427,750	0.12
Mobile Telesystems OJSC via MTS International Funding Ltd. 8.625%, 06/22/2020		670,000	728,893	0.20
Mobile Telesystems OJSC via MTS International Funding Ltd. 5.000%, 05/30/2023		200,000	179,250	0.05
Petropavlovsk 2010 Ltd. 4.000%, 02/18/2015		1,200,000	806,160	0.22
Rosneft Oil Co. via Rosneft International Finance Ltd. 3.149%, 03/06/2017		200,000	191,982	0.05
Rosneft Oil Co. via Rosneft International Finance Ltd. 4.199%, 03/06/2022		200,000	174,500	0.05
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		2,190,000	2,099,662	0.57
Russian Standard Bank Via Russian Standard Finance S.A. 10.750%, 04/10/2018		1,790,000	1,432,000	0.39
Sberbank of Russia Via SB Capital S.A. 5.499%, 07/07/2015		660,000	669,775	0.18
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		955,000	735,350	0.20
Tinkoff Credit Systems Via TCS Finance Ltd. 10.750%, 09/18/2015		1,800,000	1,782,594	0.49
Tinkoff Credit Systems Via TCS Finance Ltd. 14.000%, 06/06/2018		1,410,000	1,388,850	0.38
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		1,855,000	1,857,319	0.51
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		1,500,000	1,351,875	0.37
VEB-Leasing Via VEB Leasing Investment Ltd. 5.125%, 05/27/2016		200,000	199,750	0.05
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		2,855,000	2,904,962	0.79
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	77,430,000	1,659,488	0.45
VimpelCom Holdings B.V. 7.504%, 03/01/2022		3,180,000	3,172,050	0.87
VimpelCom Holdings B.V. 5.950%, 02/13/2023		2,355,000	2,163,845	0.59
VTB Bank OJSC Via VTB Capital S.A. 6.465%, 03/04/2015		270,000	271,647	0.07
			42,634,246	11.62
Saudi Arabia (Cost $1,958,365)
SABIC Capital II B.V. 2.625%, 10/03/2018		500,000	503,750	0.14
Saudi Electricity Global Sukuk Co. 2.665%, 04/03/2017		705,000	725,290	0.20
Saudi Electricity Global Sukuk Co. 3 4.000%, 04/08/2024		710,000	745,500	0.20
			1,974,540	0.54
Singapore (Cost $665,117)
SingTel Group Treasury Pte Ltd. 2.375%, 09/08/2017		255,000	261,404	0.07
United Overseas Bank Ltd., FRN 2.875%, 10/17/2022		400,000	404,120	0.11
			665,524	0.18
South Africa (Cost $10,043,622)
AngloGold Ashanti Holdings PLC 8.500%, 07/30/2020		1,575,000	1,693,125	0.46
Edcon Holdings Pty. Ltd. 13.375%, 06/30/2019	EUR	1,680,000	1,017,025	0.28
Edcon Pty. Ltd. 9.500%, 03/01/2018	EUR	3,755,000	3,882,102	1.06
Myriad International Holdings B.V. 6.375%, 07/28/2017		360,000	390,600	0.10
Standard Bank PLC 8.125%, 12/02/2019		985,000	1,127,825	0.31
			8,110,677	2.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
South Korea (Cost $2,602,607)
Korea Gas Corp. 2.875%, 07/29/2018		705,000	$719,636	0.20
Korea Gas Corp. 6.250%, 01/20/2042		305,000	411,875	0.11
Lotte Shopping Co. Ltd. 3.375%, 05/09/2017		200,000	206,475	0.06
Shinhan Bank 1.875%, 07/30/2018		500,000	493,608	0.13
SK Innovation Co. Ltd. 3.625%, 08/14/2018		400,000	415,132	0.11
Woori Bank Co. Ltd. 2.875%, 10/02/2018		350,000	358,680	0.10
			2,605,406	0.71
Thailand (Cost $1,975,561)
Bangkok Bank PCL 3.875%, 09/27/2022		500,000	512,824	0.14
PTT Global Chemical PCL 4.250%, 09/19/2022		710,000	724,777	0.20
Siam Commercial Bank Ltd. 3.375%, 09/19/2017		705,000	727,619	0.20
			1,965,220	0.54
Turkey (Cost $5,664,649)
Akbank TAS 7.500%, 02/05/2018	TRY	1,680,000	696,671	0.19
Anadolu Efes Biracilik Ve Malt Sanayii A.S. 3.375%, 11/01/2022		200,000	179,816	0.05
KOC Holding A.S. 3.500%, 04/24/2020		1,030,000	978,500	0.27
Tupras Turkiye Petrol Rafinerileri A.S. 4.125%, 05/02/2018		940,000	932,010	0.25
Turkiye Garanti Bankasi A.S. 7.375%, 03/07/2018	TRY	1,720,000	713,068	0.19
Turkiye Garanti Bankasi A.S. 4.750%, 10/17/2019		755,000	765,993	0.21
Turkiye Garanti Bankasi A.S. 6.250%, 04/20/2021		200,000	215,511	0.06
Turkiye Is Bankasi 5.500%, 04/21/2019		375,000	389,062	0.11
Turkiye Is Bankasi 5.000%, 04/30/2020		200,000	201,000	0.05
Yuksel Insaat A.S. 9.500%, 11/10/2015		900,000	504,180	0.14
			5,575,811	1.52
Ukraine (Cost $34,014,112)
Avangardco Investments Public Ltd. 10.000%, 10/29/2015		2,120,000	1,839,524	0.50
Commercial Bank Privatbank JSC Via Standard Bank 5.799%, 02/09/2016		720,000	460,944	0.13
DTEK Finance B.V. 9.500%, 04/28/2015		1,425,000	1,236,188	0.34
DTEK Finance PLC 7.875%, 04/04/2018		6,055,000	3,844,925	1.05
Ferrexpo Finance PLC 7.875%, 04/07/2016		3,610,000	3,394,122	0.92
Metinvest B.V. 10.250%, 05/20/2015		3,600,000	2,862,720	0.78
Metinvest B.V. 8.750%, 02/14/2018		5,440,000	3,797,990	1.04
MHP S.A. 10.250%, 04/29/2015		1,715,000	1,697,850	0.46
MHP S.A. 8.250%, 04/02/2020		5,555,000	4,861,736	1.33
Mriya Agro Holding PLC 9.450%, 04/19/2018		2,000,000	400,000	0.11
NTRP Via Interpipe Ltd. 10.250%, 08/02/2017		200,000	120,600	0.03
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		1,053,000	851,866	0.23
Oschadbank Via SSB #1 PLC 8.875%, 03/20/2018		755,000	598,489	0.16
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		545,000	419,759	0.11
UKRLANDFARMING PLC 10.875%, 03/26/2018		3,605,000	2,271,150	0.62
			28,657,863	7.81
United Arab Emirates (Cost $25,688,966)
Abu Dhabi National Energy Co. 2.500%, 01/12/2018		415,000	420,415	0.11
Abu Dhabi National Energy Co. 5.875%, 12/13/2021		470,000	551,662	0.15
ADCB Finance Cayman Ltd. 3.000%, 03/04/2019		650,000	661,505	0.18
ADCB Finance Cayman Ltd., FRN 3.125%, 05/28/2023		400,000	394,500	0.11
Anka a Sukuk Ltd. 10.000%, 08/25/2016	AED	25,400,000	7,624,149	2.08
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		781,150	710,846	0.19
DP World Ltd. 6.850%, 07/02/2037		690,000	791,775	0.22
DP World Sukuk Ltd. 6.250%, 07/02/2017		1,760,000	1,931,600	0.53

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
United Arab Emirates - (continued)
Dubai Electricity & Water Authority 6.375%, 10/21/2016		200,000	$218,760	0.06
Dubai Electricity & Water Authority 7.375%, 10/21/2020		475,000	582,469	0.16
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	3,100,000	5,067,178	1.38
Emaar Sukuk Ltd. 6.400%, 07/18/2019		700,000	797,125	0.22
EMG SUKUK Ltd. 4.564%, 06/18/2024		850,000	875,500	0.24
Emirates Telecommunications Corp. 2.375%, 06/18/2019		280,000	280,972	0.08
Emirates Telecommunications Corp. 2.750%, 06/18/2026	EUR	655,000	861,854	0.23
MAF Global Securities Ltd. 5.250%, 07/05/2019		745,000	808,325	0.22
MAF Global Securities Ltd. 4.750%, 05/07/2024		840,000	858,900	0.23
MAF Sukuk Ltd. 5.850%, 02/07/2017		400,000	434,500	0.12
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		1,920,000	1,998,436	0.54
			25,870,471	7.05
Vietnam (Cost $1,570,181)
Vingroup JSC 11.625%, 05/07/2018		1,455,000	1,600,500	0.44
			1,600,500	0.44
Total Debt Securities (Cost $347,769,625)			332,060,789	90.50

Bank Loans

Czech Republic (Cost $569,811)
New World Resources N.V. 4.081%, 10/07/2016(5)(6)	EUR	449,999	563,916	0.15
			563,916	0.15
United Arab Emirates (Cost $12,190,612)
DP World Ltd. 1.000%, 09/30/2015(2)		3,078,960	2,894,223	0.79
DP World Ltd. 2.500%, 09/30/2018(2)		10,079,753	7,509,416	2.05
DP World Ltd. 3.000%, 09/30/2018(2)		1,527,047	1,137,650	0.31
			11,541,289	3.15
Total Bank Loans (Cost $12,760,423)			12,105,205	3.30

		Shares	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.(2)		78,275	$12,328	0.01
			12,328	0.01
Czech Republic (Cost $1,093,253)
New World Resources PLC, Class A	GBP	36,580,138	775,354	0.21
			775,354	0.21
Total Equity Securities (Cost $1,093,253)			787,682	0.22

Rights

Czech Republic (Cost $ — )
New World Resources N.V., FRN(5)(6)(7)	EUR	58,064	—	—
New World Resources N.V.(5)(6)(7)	EUR	43,548	—	—
			—	—
Total Rights (Cost $ — )			—	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92(5)(6)	186,955	$9,535	—
		9,535	—
Total Warrants (Cost $3,926)		9,535	—
Total Investments (Total Cost $361,627,227)		344,963,211	94.02

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)		21,936,327	5.98

Net Assets		$366,899,538	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.
(3)	Issuer has defaulted on terms of debt obligation.
(4)	Security is payment in-kind bond.
(5)	Restricted security that has been deemed illiquid. At October 31, 2014, the value of these restricted illiquid securities amounted to approximately $5,887,895 or 1.6% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST
Far East Energy Bermunda Ltd., 13.000%, 01/15/2016	10/04/2012	$ 242,226
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	3,926
New World Resources N.V., 4.081%, 10/07/2016	10/07/2014	569,811
New World Resources N.V., 8.000%, 04/07/2020	10/07/2014	1,401,167
New World Resources N.V., 0.000%, 10/07/2020	10/07/2014	—
New World Resources N.V., 0.000%, 10/07/2020	07/14/2010	—
New World Resources N.V., 4.000%, 10/07/2020	07/14/2010	380,283
Pacific Rubiales Energy Corp., 5.625%, 01/19/2025	09/15/2014-10/08/2014	2,712,830
Sino-Forest Corp., 5.000%, 08/01/2013	01/31/2013	—
Sino-Forest Corp., 10.250%, 07/28/2014	01/31/2013	—
Sino-Forest Corp., 4.250%, 12/15/2016	01/31/2013	—
Sino-Forest Corp., 6.250%, 10/21/2017	01/31/2013	—
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021	10/28/2014	800,000

(6)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(7)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

At October 31, 2014, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	CurrencyBuy	Currency Buy Amount (Local Currency)	CurrencySell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	889,975	United States Dollar	354,713	$ 4,013
11/04/2014	JP Morgan	Brazilian Real	889,975	United States Dollar	350,729	7,996
11/04/2014	Barclays Wholesale GTS	United States Dollar	730,566	Brazilian Real	1,779,950	13,114
11/14/2014	Barclays Wholesale GTS	Brazilian Real	1,779,950	United States Dollar	728,234	(12,980)
11/14/2014	BNP Paris	British Pound	1,596,728	United States Dollar	2,571,741	(17,746)
11/14/2014	BNP Paris	Euro	191,936	United States Dollar	245,081	(4,535)
11/14/2014	BNP Paris	Euro	472,612	United States Dollar	597,160	(4,854)
11/14/2014	BNP Paris	Euro	215,898	United States Dollar	276,312	(5,736)
11/14/2014	Merrill Lynch International	Euro	1,037,085	United States Dollar	1,310,000	(10,261)
11/14/2014	BNP Paris	United States Dollar	515,892	British Pound	321,496	1,653
11/14/2014	HSBC Bank PLC	United States Dollar	7,374,013	British Pound	4,588,460	34,689
11/14/2014	Barclays Wholesale GTS	United States Dollar	16,544,386	Euro	13,096,601	130,914
11/14/2014	Barclays Wholesale GTS	United States Dollar	117,386	Euro	92,794	1,090
11/14/2014	BNP Paris	United States Dollar	209,805	Euro	164,653	3,451
11/14/2014	BNP Paris	United States Dollar	179,291	Euro	141,695	1,709
11/14/2014	Deutsche Bank London	United States Dollar	108,366	Euro	85,593	1,096
11/14/2014	Deutsche Bank London	United States Dollar	105,442	Euro	84,267	(167)
11/14/2014	Merrill Lynch International	United States Dollar	1,349,364	Euro	1,065,714	13,744
11/28/2014	Goldman Sachs Intl Ltd. London	United States Dollar	1,833,523	Colombian Peso	3,769,722,576	7,673
12/02/2014	Barclays Wholesale GTS	United States Dollar	351,922	Brazilian Real	889,975	(3,757)
12/02/2014	JP Morgan	United States Dollar	347,980	Brazilian Real	889,975	(7,699)
01/30/2015	Deutsche Bank London	Mexican Peso	31,058	United States Dollar	2,280	14
01/30/2015	HSBC Bank PLC	Mexican Peso	49,392	United States Dollar	3,630	18
01/30/2015	Santander	Chilean Peso	559,500	United States Dollar	950	14

Total						$ 153,453

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock	$ —	$787,682	$ —	$787,682
Debt Securities
Corporate Bonds	—	310,028,494	—	310,028,494
Corporate Convertible Bonds	—	4,984,249	—	4,984,249
Index Linked Corporate Bonds	—	1,205,100	—	1,205,100
Financial Certificates	—	15,842,946	—	15,842,946

Total Debt Securities	—	332,060,789	—	332,060,789
Bank Loans
Czech Republic	—	—	563,916	563,916
United Arab Emirates	—	11,541,289	—	11,541,289

Total Bank Loans	—	11,541,289	563,916	12,105,205
Rights	—	—	—	—
Warrants	—	9,535	—	9,535
Total Investments	$ —	$344,399,295	$563,916	$344,963,211

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$221,188	$ —	$221,188
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(67,735)	—	(67,735)
Total Other Financial Instruments	$ —	$153,453	$ —	$153,453

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2014 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2013	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2014
Investments, at value
Corporate Bonds	$ —	$569,811	$ —	$ —	$ —	$(5,895)	$ —	$ —	$563,916
Total	$ —	$569,811	$ —	$ —	$ —	$(5,895)	$ —	$ —	$563,916

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

See the table on “Quantitative information about Fair Value measurement” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2014.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2014	Valuation Technique	Unobservable Input	Actual
		At cost plus
Corporate Bonds	$563,916	accrued interest	Loan Terms	N/A

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$221,188

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(67,735)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,013,345

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$179,220

*  See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$361,949,692
Gross tax appreciation of investments	2,681,168
Gross tax depreciation of investments	(19,667,649)
Net tax depreciation of investments	$(16,986,481)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $4,598,758)
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	440,000	$162,390	0.16
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	11,220,000	4,066,783	3.97
			4,229,173	4.13
Chile (Cost $229,878)
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	20,000,000	37,904	0.04
Chile (Rep of) 5.500%, 08/05/2020	CLP	81,000,000	148,439	0.14
			186,343	0.18
Colombia (Cost $6,359,220)
Colombia (Rep of) 12.000%, 10/22/2015	COP	681,000,000	351,009	0.34
Colombia (Rep of) 7.750%, 04/14/2021	COP	1,290,000,000	682,336	0.67
Colombia (Rep of) 4.375%, 03/21/2023	COP	369,000,000	158,271	0.15
Colombian TES 8.000%, 10/28/2015	COP	136,700,000	68,513	0.07
Colombian TES 7.000%, 09/11/2019	COP	856,400,000	439,280	0.43
Colombian TES 7.000%, 05/04/2022	COP	3,844,100,000	1,923,190	1.88
Colombian TES 10.000%, 07/24/2024	COP	1,040,900,000	627,156	0.61
Colombian TES 7.500%, 08/26/2026	COP	1,447,600,000	736,964	0.72
Colombian TES 6.000%, 04/28/2028	COP	1,625,000,000	718,988	0.70
			5,705,707	5.57
Hungary (Cost $2,124,117)
Hungary (Rep of) 6.750%, 11/24/2017	HUF	200,520,000	914,826	0.89
Hungary (Rep of) 6.500%, 06/24/2019	HUF	53,480,000	249,298	0.24
Hungary (Rep of) 7.000%, 06/24/2022	HUF	93,180,000	459,866	0.45
Hungary (Rep of) 6.000%, 11/24/2023	HUF	98,760,000	465,834	0.46
			2,089,824	2.04
Indonesia (Cost $4,433,943)
Indonesia (Rep of) 6.250%, 04/15/2017	IDR	4,104,000,000	328,676	0.32
Indonesia (Rep of) 5.250%, 05/15/2018	IDR	6,050,000,000	461,132	0.45
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	9,239,000,000	765,266	0.75
Indonesia (Rep of) 11.000%, 11/15/2020	IDR	1,400,000,000	131,971	0.13
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	10,282,000,000	869,099	0.85
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	14,310,000,000	1,243,697	1.21
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	4,711,000,000	387,093	0.38
			4,186,934	4.09
Malaysia (Cost $4,951,737)
Malaysia (Rep of) 3.394%, 03/15/2017	MYR	1,681,000	509,494	0.50
Malaysia (Rep of) 4.012%, 09/15/2017	MYR	1,500,000	461,297	0.45
Malaysia (Rep of) 3.580%, 09/28/2018	MYR	1,920,000	583,075	0.57
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	2,707,000	823,130	0.80
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	354,000	110,989	0.11
Malaysia (Rep of) 3.492%, 03/31/2020	MYR	2,870,000	864,617	0.85
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	685,000	212,975	0.21
Malaysia (Rep of) 4.048%, 09/30/2021	MYR	841,000	259,859	0.25
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	534,000	157,939	0.15
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	1,228,000	382,835	0.37
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	430,000	134,759	0.13
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	735,000	231,654	0.23
			4,732,623	4.62

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Mexico (Cost $4,293,450)
Mexican Bonos 8.500%, 05/31/2029	MXN	7,510,000	$663,417	0.65
Mexican Bonos 7.750%, 05/29/2031	MXN	15,530,000	1,285,565	1.25
Mexican Bonos 10.000%, 11/20/2036	MXN	6,740,000	686,391	0.67
Mexican Bonos 8.500%, 11/18/2038	MXN	4,920,000	439,856	0.43
Mexican Udibonos 4.000%, 11/15/2040	MXN	2,220,000	939,407	0.92
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	2,540,000	191,128	0.19
			4,205,764	4.11
Nigeria (Cost $1,823,804)
Nigeria (Rep of) 16.000%, 06/29/2019	NGN	32,800,000	221,274	0.22
Nigeria OMO Bill 10.060%, 11/27/2014(2)	NGN	49,600,000	297,430	0.29
Nigeria OMO Bill 10.440%, 01/29/2015(2)	NGN	58,300,000	343,091	0.34
Nigeria Treasury Bill 9.890%, 11/06/2014(2)	NGN	37,600,000	226,850	0.22
Nigeria Treasury Bill 10.420%, 01/08/2015(2)	NGN	118,000,000	699,025	0.68
			1,787,670	1.75
Peru (Cost $1,472,987)
Peru (Rep of) 5.700%, 08/12/2024	PEN	880,000	299,925	0.29
Peru (Rep of) 8.200%, 08/12/2026	PEN	1,599,000	669,578	0.65
Peru (Rep of) 6.950%, 08/12/2031	PEN	164,000	59,813	0.06
Peru (Rep of) 6.900%, 08/12/2037	PEN	982,000	353,621	0.35
Peru (Rep of) 6.850%, 02/12/2042	PEN	174,000	61,429	0.06
			1,444,366	1.41
Philippines (Cost $661,975)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	5,000,000	115,376	0.11
Philippines (Rep of) 3.900%, 11/26/2022	PHP	10,000,000	216,713	0.21
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	243,677	0.24
			575,766	0.56
Poland (Cost $3,920,213)
Poland (Rep of) 3.000%, 08/24/2016	PLN	627,000	246,403	0.24
Poland (Rep of) 4.750%, 04/25/2017	PLN	763,000	242,558	0.24
Poland (Rep of) 3.250%, 07/25/2019	PLN	1,583,000	496,188	0.48
Poland (Rep of) 5.750%, 09/23/2022	PLN	7,513,000	2,769,461	2.70
Poland (Rep of) 2.750%, 08/25/2023	PLN	374,000	144,217	0.14
Poland (Rep of) 4.000%, 10/25/2023	PLN	140,000	46,658	0.05
			3,945,485	3.85
Romania (Cost $787,823)
Romania (Rep of) 5.900%, 07/26/2017	RON	1,070,000	331,722	0.33
Romania (Rep of) 5.600%, 11/28/2018	RON	170,000	53,622	0.05
Romania (Rep of) 4.750%, 06/24/2019	RON	160,000	48,994	0.05
Romania (Rep of) 5.750%, 04/29/2020	RON	640,000	205,476	0.20
Romania (Rep of) 5.950%, 06/11/2021	RON	410,000	132,961	0.13
			772,775	0.76
Russian Federation (Cost $7,491,503)
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	9,757,000	215,850	0.21
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	22,427,000	492,494	0.48
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	19,176,000	419,988	0.41
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	22,612,000	471,584	0.46
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	30,135,000	651,602	0.64
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	7,572,000	161,439	0.16
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	10,709,000	219,975	0.21
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	12,587,000	257,533	0.25
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	15,860,000	314,359	0.31
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	38,130,000	793,890	0.78
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	6,577,000	134,873	0.13
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	20,081,000	394,054	0.38

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	12,603,000	$246,579	0.24
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	29,003,000	596,106	0.58
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	11,551,000	214,583	0.21
			5,584,909	5.45
South Africa (Cost $13,356,322)
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	23,000,000	2,166,658	2.12
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	20,250,000	1,898,384	1.85
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	20,300,000	1,847,103	1.80
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	16,100,000	1,752,210	1.71
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	6,700,000	592,626	0.58
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	24,175,000	1,928,805	1.88
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	6,100,000	431,036	0.42
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	3,600,000	322,375	0.32
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	5,300,000	373,916	0.37
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	9,000,000	823,564	0.80
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	2,200,000	201,227	0.20
			12,337,904	12.05
Thailand (Cost $4,718,445)
Thailand (Rep of) 3.875%, 06/13/2019	THB	64,070,000	2,068,409	2.02
Thailand (Rep of) 1.200%, 07/14/2021	THB	18,000,000	570,049	0.56
Thailand (Rep of) 3.650%, 12/17/2021	THB	16,067,000	514,013	0.50
Thailand (Rep of) 3.625%, 06/16/2023	THB	37,407,000	1,193,424	1.17
Thailand (Rep of) 1.250%, 03/12/2028	THB	9,000,000	258,125	0.25
			4,604,020	4.50
Turkey (Cost $8,433,082)
Turkey (Rep of) 8.300%, 06/20/2018	TRY	2,045,000	920,073	0.90
Turkey (Rep of) 10.400%, 03/27/2019	TRY	1,550,000	752,458	0.73
Turkey (Rep of) 4.000%, 04/01/2020	TRY	1,117,000	781,158	0.76
Turkey (Rep of) 9.500%, 01/12/2022	TRY	1,260,000	596,936	0.58
Turkey (Rep of) 3.000%, 02/23/2022	TRY	2,415,000	1,419,990	1.39
Turkey (Rep of) 8.500%, 09/14/2022	TRY	1,660,000	745,736	0.73
Turkey (Rep of) 7.100%, 03/08/2023	TRY	2,625,000	1,080,636	1.05
Turkey (Rep of) 8.800%, 09/27/2023	TRY	1,765,000	806,008	0.79
Turkey (Rep of) 10.400%, 03/20/2024	TRY	915,000	459,836	0.45
Turkey (Rep of) 9.000%, 07/24/2024	TRY	700,000	326,120	0.32
			7,888,951	7.70
Uruguay (Cost $1,621,336)
Uruguay (Rep of) 5.000%, 09/14/2018(3)	UYU	5,200,000	425,644	0.42
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	1,929,000	155,861	0.15
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	7,500,000	431,043	0.42
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	3,970,000	281,102	0.27
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	700,000	81,707	0.08
			1,375,357	1.34
Total Debt Securities (Cost $71,278,593)			65,653,571	64.11

Total Investments in Securities (Cost $71,278,593)			$65,653,571	64.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $4,196,591)
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	2,000,000,000	$165,660	0.16
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	10,866,000,000	810,117	0.79
Indonesia (Rep of), Issued by ANZ Banking Corp., 5.250%, 05/15/2018	IDR	2,000,000,000	152,440	0.15
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	8,500,000,000	718,473	0.70
Indonesia (Rep of), Issued by ANZ Banking Corp., 9.000%, 03/15/2029	IDR	3,500,000,000	304,189	0.30
Indonesia (Rep of), Issued by ANZ Banking Corp., 10.500%, 08/15/2030	IDR	600,000,000	58,017	0.06
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	3,628,000,000	298,106	0.29
Indonesia (Rep of), Issued by Deutsche Bank, 8.375%, 03/15/2034	IDR	6,412,000,000	526,861	0.51
Indonesia (Rep of), Issued by HSBC, 10.500%, 08/15/2030	IDR	2,180,000,000	210,795	0.21
Indonesia (Rep of), Issued by HSBC, 8.250%, 06/15/2032	IDR	30,000,000	2,402	—
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	2,600,000,000	219,768	0.21
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	1,230,000,000	118,935	0.12
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	4,840,000,000	397,693	0.39
			3,983,456	3.89
Total Fully Funded Total Return Swaps (Cost $4,196,591)			3,983,456	3.89

Total Investments (Total Cost $75,475,184)			69,637,027	68.00

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			32,769,820	32.00

Net Assets			$102,406,847	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At October 31, 2014, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	1,264,800	United States Dollar	510,000	$(192)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	203,478	United States Dollar	83,256	(1,240)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	16,544,812	United States Dollar	6,790,680	(121,901)
11/04/2014	BNP Paris	Brazilian Real	4,463,973	United States Dollar	1,805,000	(5,690)
11/04/2014	Goldman Sachs Intl Ltd. London	Brazilian Real	988,930	United States Dollar	400,000	(1,388)
11/04/2014	Goldman Sachs Intl Ltd. London	Brazilian Real	3,099,525	United States Dollar	1,275,000	(25,663)
11/04/2014	Merrill Lynch International	Brazilian Real	2,110,580	United States Dollar	874,917	(24,198)
11/04/2014	Union Bank of Switzerland - London	Brazilian Real	1,940,648	United States Dollar	795,263	(13,039)
11/04/2014	Barclays Wholesale GTS	United States Dollar	5,098,876	Brazilian Real	12,793,081	(57,679)
11/04/2014	CSFB Global Foreign Exchange London	United States Dollar	2,080,000	Brazilian Real	5,030,584	52,304
11/04/2014	JP Morgan	United States Dollar	5,041,608	Brazilian Real	12,793,081	(114,947)
11/10/2014	Deutsche Bank London	Peruvian Neuvo Sol	440,839	United States Dollar	150,534	105
11/10/2014	Morgan Stanley & Co. International	Peruvian Neuvo Sol	380,209	United States Dollar	129,631	290
11/28/2014	Merrill Lynch International	Euro	1,616,881	United States Dollar	2,052,000	(25,443)
11/28/2014	Barclays Wholesale GTS	Hungarian Forint	194,635,600	United States Dollar	800,000	(8,963)
11/28/2014	Merrill Lynch International	Hungarian Forint	31,878,600	United States Dollar	130,000	(439)
11/28/2014	ANZ Banking Corp. Melbourne	Indian Rupee	30,124,200	United States Dollar	485,561	3,352
11/28/2014	Deutsche Bank London	Indian Rupee	15,662,423	United States Dollar	254,136	63
11/28/2014	Deutsche Bank London	Malaysian Ringgit	6,031,273	United States Dollar	1,883,596	(65,048)
11/28/2014	ANZ Banking Corp. Melbourne	Philippine Peso	32,248,700	United States Dollar	720,239	(3,602)
11/28/2014	ANZ Banking Corp. Melbourne	Philippine Peso	20,879,000	United States Dollar	469,117	(5,140)
11/28/2014	HSBC Bank PLC	Polish Zloty	505,845	United States Dollar	150,000	(55)
11/28/2014	Union Bank of Switzerland - London	Polish Zloty	4,075,299	United States Dollar	1,279,930	(71,914)
11/28/2014	Morgan Stanley & Co. International	Russian Ruble	1,101,562	United States Dollar	29,833	(4,425)
11/28/2014	Citibank London	South African Rand	5,535,255	United States Dollar	490,000	9,553
11/28/2014	ANZ Banking Corp. Melbourne	Thai Baht	20,485,000	United States Dollar	632,839	(4,687)
11/28/2014	Barclays Wholesale GTS	Thai Baht	9,041,388	United States Dollar	282,543	(5,298)
11/28/2014	BNP Paris	Thai Baht	10,019,200	United States Dollar	313,198	(5,969)
11/28/2014	Goldman Sachs Intl Ltd. London	Thai Baht	15,872,800	United States Dollar	495,715	(8,992)
11/28/2014	HSBC Bank PLC	Turkish Lira	999,951	United States Dollar	449,376	(2,364)
11/28/2014	JP Morgan	Turkish Lira	2,224,628	United States Dollar	1,000,000	(5,517)
11/28/2014	Citibank London	United States Dollar	2,873,763	Euro	2,190,066	128,791
11/28/2014	Citibank London	United States Dollar	666,297	Euro	507,621	30,058
11/28/2014	Merrill Lynch International	United States Dollar	1,054,256	Euro	800,000	51,557
11/28/2014	Merrill Lynch International	United States Dollar	981,018	Euro	745,103	47,125
11/28/2014	Morgan Stanley & Co. International	United States Dollar	1,052,427	Euro	825,543	17,713
11/28/2014	Morgan Stanley & Co. International	United States Dollar	208,292	Euro	166,383	(248)
11/28/2014	Union Bank of Switzerland - London	United States Dollar	3,635,025	Euro	2,769,589	163,694
11/28/2014	BNP Paris	United States Dollar	347,973	Indonesian Rupiah	4,285,287,470	(5,529)
11/28/2014	CSFB Global Foreign Exchange London	United States Dollar	1,222,236	South African Rand	13,469,040	6,664
11/28/2014	Goldman Sachs Intl Ltd. London	United States Dollar	600,000	South African Rand	6,544,620	9,352
11/28/2014	Union Bank of Switzerland - London	United States Dollar	110,119	South African Rand	1,195,822	2,196
11/28/2014	Citibank London	United States Dollar	690,000	Turkish Lira	1,582,384	(17,378)
12/02/2014	Barclays Wholesale GTS	Brazilian Real	12,793,081	United States Dollar	5,058,753	54,001
12/02/2014	CSFB Global Foreign Exchange London	Brazilian Real	679,351	United States Dollar	276,170	(4,668)
12/02/2014	JP Morgan	Brazilian Real	12,793,081	United States Dollar	5,002,084	110,669
12/19/2014	Morgan Stanley & Co. International	Russian Ruble	3,702,097	United States Dollar	94,550	(9,815)
12/30/2014	Barclays Wholesale GTS	Thai Baht	6,085,844	United States Dollar	187,759	(1,423)
12/30/2014	Goldman Sachs Intl Ltd. London	Thai Baht	15,531,300	United States Dollar	475,909	(372)
12/30/2014	Goldman Sachs Intl Ltd. London	Thai Baht	23,150,700	United States Dollar	714,021	(5,192)
12/30/2014	JP Morgan	Thai Baht	13,490,300	United States Dollar	413,242	(196)
12/31/2014	BNP Paris	Indian Rupee	31,476,000	United States Dollar	508,662	(409)
12/31/2014	Citibank London	Indian Rupee	21,082,770	United States Dollar	340,567	(136)
12/31/2014	Union Bank of Switzerland - London	Malaysian Ringgit	6,400,000	United States Dollar	1,962,588	(38,316)
01/30/2015	Santander	Chilean Peso	1,179,500,000	United States Dollar	1,951,522	81,204
01/30/2015	Santander	Chilean Peso	13,805,081	United States Dollar	23,452	339
01/30/2015	CSFB Global Foreign Exchange London	Colombian Peso	884,318,750	United States Dollar	425,000	829
01/30/2015	JP Morgan	Colombian Peso	3,707,713,273	United States Dollar	1,790,950	(5,563)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/30/2015	Goldman Sachs Intl Ltd. London	Hungarian Forint	502,014,456	United States Dollar	2,057,209	$(19,769)
01/30/2015	Barclays Wholesale GTS	Indian Rupee	7,497,357	United States Dollar	120,828	(341)
01/30/2015	Goldman Sachs Intl Ltd. London	Indian Rupee	7,254,100	United States Dollar	115,908	670
01/30/2015	Merrill Lynch International	Indian Rupee	7,048,000	United States Dollar	113,458	(192)
01/30/2015	BNP Paris	Malaysian Ringgit	1,419,215	United States Dollar	430,000	(4,183)
01/30/2015	BNP Paris	Malaysian Ringgit	4,466,244	United States Dollar	1,353,961	(13,921)
01/30/2015	Deutsche Bank London	Mexican Peso	21,886,801	United States Dollar	1,606,783	9,655
01/30/2015	HSBC Bank PLC	Mexican Peso	34,807,379	United States Dollar	2,557,918	12,764
01/30/2015	Morgan Stanley & Co. International	Mexican Peso	54,421,154	United States Dollar	3,991,928	27,320
01/30/2015	BNP Paris	Peruvian Neuvo Sol	14,802	United States Dollar	5,041	(30)
01/30/2015	Deutsche Bank London	Peruvian Neuvo Sol	108,050	United States Dollar	36,590	(10)
01/30/2015	Deutsche Bank London	Peruvian Neuvo Sol	163,684	United States Dollar	55,430	(15)
01/30/2015	Deutsche Bank London	Philippine Peso	14,593,600	United States Dollar	325,278	(1,403)
01/30/2015	Union Bank of Switzerland - London	Philippine Peso	15,762,158	United States Dollar	351,598	(1,790)
01/30/2015	Deutsche Bank London	Polish Zloty	7,737,817	United States Dollar	2,316,107	(28,276)
01/30/2015	Merrill Lynch International	Polish Zloty	7,737,817	United States Dollar	2,316,573	(28,742)
01/30/2015	Merrill Lynch Capital Markets	Romanian Leu	1,021,960	United States Dollar	290,000	(619)
01/30/2015	Merrill Lynch Capital Markets	Romanian Leu	5,238,018	United States Dollar	1,493,802	(10,593)
01/30/2015	JP Morgan	Russian Ruble	26,230,571	United States Dollar	610,581	(15,246)
01/30/2015	BNP Paris	Thai Baht	11,203,306	United States Dollar	345,036	(2,467)
01/30/2015	Goldman Sachs Intl Ltd. London	Thai Baht	15,625,200	United States Dollar	482,408	(4,629)
01/30/2015	Morgan Stanley & Co. International	Turkish Lira	1,729,805	United States Dollar	770,000	(7,288)
01/30/2015	Union Bank of Switzerland - London	Turkish Lira	1,983,153	United States Dollar	873,559	861
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	3,747,600	United States Dollar	600,000	5,657
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	11,149,600	United States Dollar	1,810,000	(8,092)
03/04/2015	HSBC Bank PLC	United States Dollar	771,875	Chinese Offshore Yuan	4,797,200	(3,410)
03/04/2015	HSBC Bank PLC	United States Dollar	1,623,664	Chinese Offshore Yuan	10,100,000	(8,616)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	7,899,790	United States Dollar	1,267,821	7,551
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	3,268,774	United States Dollar	523,548	4,175
03/19/2015	Standard Chartered London	United States Dollar	1,794,868	Chinese Offshore Yuan	11,168,564	(8,227)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,218,720	United States Dollar	1,080,000	83,393
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	8,846,915	United States Dollar	1,349,129	76,669
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	22,111	United States Dollar	3,374	190
04/13/2015	HSBC Bank PLC	United States Dollar	670,000	Chinese Offshore Yuan	4,330,210	(27,871)
04/13/2015	HSBC Bank PLC	United States Dollar	670,000	Chinese Offshore Yuan	4,343,945	(30,085)
04/13/2015	HSBC Bank PLC	United States Dollar	1,130,000	Chinese Offshore Yuan	7,413,591	(64,799)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,307,150	United States Dollar	1,113,895	62,065
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	1,413,570	United States Dollar	213,337	14,153
05/04/2015	Standard Chartered London	United States Dollar	1,340,000	Chinese Offshore Yuan	8,720,720	(63,450)
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	4,780,030	United States Dollar	719,234	46,409
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	125,800	United States Dollar	19,129	1,021
07/17/2015	Standard Chartered London	United States Dollar	740,000	Chinese Offshore Yuan	4,905,830	(45,793)
03/06/2017	HSBC Bank PLC	Chinese Offshore Yuan	5,017,910	United States Dollar	788,298	(2,945)
03/06/2017	HSBC Bank PLC	Chinese Offshore Yuan	10,100,000	United States Dollar	1,584,687	(3,936)
03/06/2017	HSBC Bank PLC	United States Dollar	1,810,000	Chinese Offshore Yuan	11,296,210	42,031
03/06/2017	HSBC Bank PLC	United States Dollar	600,000	Chinese Offshore Yuan	3,821,700	1,866
03/20/2017	Standard Chartered London	Chinese Offshore Yuan	11,312,741	United States Dollar	1,773,852	(3,766)
03/20/2017	Standard Chartered London	United States Dollar	1,267,821	Chinese Offshore Yuan	7,998,680	16,280
03/20/2017	Standard Chartered London	United States Dollar	523,548	Chinese Offshore Yuan	3,314,060	5,003

Total						$104,050

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

At October 31, 2014, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank
Deposit Rate	12.450%	BRL	10,513,108	01/02/2017	$57,184	HSBC
Brazil CETIP Interbank
Deposit Rate	12.285%	BRL	1,462,989	01/02/2017	4,986	HSBC
Brazil CETIP Interbank
Deposit Rate	11.770%	BRL	6,783,262	01/04/2021	16,729	HSBC
Brazil CETIP Interbank
Deposit Rate	11.705%	BRL	1,168,797	01/04/2021	974	HSBC
Brazil CETIP Interbank
Deposit Rate	11.200%	BRL	3,472,921	01/02/2017	(27,254)	HSBC
Brazil CETIP Interbank
Deposit Rate	11.415%	BRL	1,398,782	01/04/2021	(8,831)	HSBC
Brazil CETIP Interbank
Deposit Rate	11.635%	BRL	1,090,913	01/04/2021	(1,364)	HSBC
Brazil CETIP Interbank
Deposit Rate	11.520%	BRL	2,773,282	01/02/2017	(14,121)	HSBC
Brazil CETIP Interbank
Deposit Rate	12.000%	BRL	3,996,259	01/04/2021	26,695	HSBC
Brazil CETIP Interbank
Deposit Rate	11.250%	BRL	2,320,998	01/04/2021	(23,880)	HSBC
Brazil CETIP Interbank
Deposit Rate	11.490%	BRL	1,633,473	01/04/2021	(8,188)	HSBC
MXN-TIIE-BANXICO 28
Day Rate	6.285%	MXN	42,000,000	05/03/2024	46,074	HSBC
MXN-TIIE-BANXICO 28
Day Rate	6.100%	MXN	5,070,000	07/30/2024	516	HSBC Barclays
MYR-KLIBOR-BNM 3 Month	3.725%	MYR	1,300,000	04/09/2023	(11,075)	Capital
WIBOR Poland 6 Month	3.655%	PLN	1,800,000	02/26/2019	49,980	HSBC
WIBOR Poland 6 Month	3.560%	PLN	800,000	04/01/2019	21,409	HSBC
WIBOR Poland 6 Month	3.570%	PLN	1,000,000	04/03/2019	26,966	HSBC
WIBOR Poland 6 Month	3.865%	PLN	550,000	02/22/2023	24,051	HSBC
Johannesburg Interbank						Morgan
Agreed Rate 3 Month	6.925%	ZAR	32,000,000	08/15/2017	12,404	Stanley

					$193,255

At October 31, 2014, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Variable Margin Payables	Counterparty
3.250%	WIBOR Poland 6 Month	PLN	250,000	12/07/2017	$ (4,647)	HSBC

					$ (4,647)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2014:

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Government Bonds	$ —	$59,526,510	$ —	$59,526,510
Index Linked Government Bonds	—	5,734,706	—	5,734,706
Corporate Bonds	—	392,355	—	392,355

Total Debt Securities	—	65,653,571	—	65,653,571
Fully Funded Total Return Swaps	—	3,983,456	—	3,983,456

Total Investments	$ —	$69,637,027	$ —	$69,637,027

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$1,187,592	$ —	$1,187,592
Interest Rate Swap Contracts	—	287,968	—	287,968
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(1,083,542)	—	(1,083,542)
Interest Rate Swap Contracts	—	(94,713)	—	(94,713)
Centrally Cleared Swap Contracts	—	(4,647)	—	(4,647)

Total Other Financial Instruments	$ —	$292,658	$ —	$292,658

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate

Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$287,968
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,187,592	—

	$1,187,592	$287,968

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(94,713)
Variable Margin Payables on Centrally Cleared Swap Contracts	—	(4,647)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,083,542)	—

	$(1,083,542)	$(99,360)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (627,142)	$—
Net Realized Loss on Options Contracts	—	(60,630)
Net Realized Loss on Interest Rate Swap Contracts	—	(46,948)

	$ (627,142)	$(107,578)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 67,657	$—
Net Change in Unrealized Appreciation on Options Contracts	—	60,589
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	331,266

	$ 67,657	$391,855

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$75,829,630

Gross tax appreciation of investments	175,523
Gross tax depreciation of investments	(6,368,126)

Net tax depreciation of investments	$(6,192,603)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $1,003,147)
Brazil Letras do Tesouro Nacional 10.327%, 01/01/2016(2)	BRL	770,000	$271,635	2.82
Brazil Letras do Tesouro Nacional 9.755%, 01/01/2017(2)	BRL	710,000	222,862	2.32
Brazil Notas do Tesouro Nacional	BRL	313,000	115,522	1.20
Serie F 10.000%, 01/01/2021
Brazil Notas do Tesouro Nacional	BRL	520,000	188,480	1.96
Serie F 10.000%, 01/01/2023
Brazil Notas do Tesouro Nacional	BRL	373,000	133,310	1.39
Serie F 10.000%, 01/01/2025
			931,809	9.69
Colombia (Cost $112,153)
Colombian TES 8.000%, 10/28/2015	COP	155,700,000	78,036	0.81
Colombian TES 6.000%, 04/28/2028	COP	60,000,000	26,547	0.28
			104,583	1.09
Mexico (Cost $688,991)
Mexican Bonos 6.000%, 06/18/2015	MXN	3,980,000	300,664	3.13
Mexican Bonos 7.750%, 05/29/2031	MXN	340,000	28,145	0.29
Mexican Udibonos 5.000%, 06/16/2016	MXN	720,000	300,427	3.12
Mexican Udibonos 4.000%, 11/15/2040	MXN	110,000	46,548	0.49
			675,784	7.03
Romania (Cost $147,284)
Romania Government Bond 6.000%, 04/30/2015	RON	290,000	83,877	0.87
Romania Government Bond 5.800%, 10/26/2015	RON	80,000	23,546	0.24
Romania Government Bond 5.900%, 07/26/2017	RON	70,000	21,701	0.23
Romania Government Bond 5.600%, 11/28/2018	RON	30,000	9,463	0.10
			138,587	1.44
South Africa (Cost $165,931)
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	1,710,000	161,086	1.67
			161,086	1.67
Uruguay (Cost $145,015)
Uruguay (Rep of) 5.000%, 09/14/2018(3)	UYU	50,000	4,093	0.04
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	1,640,000	132,510	1.38
			136,603	1.42
Total Debt Securities (Cost $2,262,521)			2,148,452	22.34

Total Investments (Total Cost $2,262,521)			2,148,452	22.34

Other Assets Less Liabilities (See statements of Assets and Liabilities for further detail)			7,470,120	77.66

Net Assets			$9,618,572	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

At October 31, 2014, the Ashmore Emerging Markets Currency Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	31,080	United States Dollar	12,387	$140
11/04/2014	Barclays Wholesale GTS	Brazilian Real	20,820	United States Dollar	8,519	(127)
11/04/2014	BNP Paris	Brazilian Real	370,967	United States Dollar	150,000	(473)
11/04/2014	Goldman Sachs Intl Ltd. London	Brazilian Real	316,030	United States Dollar	130,000	(2,617)
11/04/2014	JP Morgan	Brazilian Real	31,080	United States Dollar	12,248	279
11/04/2014	Merrill Lynch International	Brazilian Real	229,149	United States Dollar	94,991	(2,627)
11/04/2014	Morgan Stanley & Co. International	Brazilian Real	43,001	United States Dollar	17,130	203
11/04/2014	Union Bank of Switzerland - London	Brazilian Real	198,576	United States Dollar	81,375	(1,334)
11/04/2014	Barclays Wholesale GTS	United States Dollar	226,851	Brazilian Real	552,700	4,072
11/04/2014	Barclays Wholesale GTS	United States Dollar	92,129	Brazilian Real	228,480	35
11/04/2014	CSFB Global Foreign Exchange London	United States Dollar	190,000	Brazilian Real	459,525	4,778
11/10/2014	Merrill Lynch International	Peruvian Neuvo Sol	235,811	United States Dollar	80,647	(68)
11/28/2014	Merrill Lynch International	Euro	156,015	United States Dollar	198,000	(2,455)
11/28/2014	Morgan Stanley & Co. International	Euro	177,623	United States Dollar	226,439	(3,811)
11/28/2014	Barclays Wholesale GTS	Hungarian Forint	17,030,615	United States Dollar	70,000	(784)
11/28/2014	ANZ Banking Corp. Melbourne	Indian Rupee	4,552,940	United States Dollar	73,387	507
11/28/2014	Deutsche Bank London	Indian Rupee	2,367,215	United States Dollar	38,410	10
11/28/2014	BNP Paris	Indonesian Rupiah	4,665,501,157	United States Dollar	378,847	6,019
11/28/2014	Barclays Wholesale GTS	Korean Won	763,488,033	United States Dollar	736,247	(26,182)
11/28/2014	Merrill Lynch International	Korean Won	242,383,000	United States Dollar	227,735	(2,312)
11/28/2014	Union Bank of Switzerland - London	Korean Won	25,365,760	United States Dollar	23,840	(249)
11/28/2014	Deutsche Bank London	Malaysian Ringgit	202,265	United States Dollar	63,168	(2,181)
11/28/2014	JP Morgan	Malaysian Ringgit	12,046	United States Dollar	3,690	(58)
11/28/2014	ANZ Banking Corp. Melbourne	Philippine Peso	5,676,500	United States Dollar	126,778	(634)
11/28/2014	ANZ Banking Corp. Melbourne	Philippine Peso	3,459,000	United States Dollar	77,718	(851)
11/28/2014	HSBC Bank PLC	Polish Zloty	106,494	United States Dollar	33,447	(1,879)
11/28/2014	Merrill Lynch Capital Markets	Polish Zloty	32,784	United States Dollar	10,000	(282)
11/28/2014	Morgan Stanley & Co. International	Russian Ruble	6,788,365	United States Dollar	183,847	(27,271)
11/28/2014	Deutsche Bank London	Singapore Dollar	5,600	United States Dollar	4,400	(42)
11/28/2014	Deutsche Bank London	Singapore Dollar	1,030,558	United States Dollar	815,606	(13,550)
11/28/2014	Citibank London	South African Rand	564,822	United States Dollar	50,000	975
11/28/2014	CSFB Global Foreign Exchange London	South African Rand	1,030,540	United States Dollar	93,515	(510)
11/28/2014	Union Bank of Switzerland - London	South African Rand	129,907	United States Dollar	11,963	(239)
11/28/2014	JP Morgan	Taiwan Dollar	123,047	United States Dollar	4,050	(12)
11/28/2014	HSBC Bank PLC	Taiwan Dollar	7,480,102	United States Dollar	247,645	(2,144)
11/28/2014	ANZ Banking Corp. Melbourne	Thai Baht	3,680,000	United States Dollar	113,686	(842)
11/28/2014	Barclays Wholesale GTS	Thai Baht	868,705	United States Dollar	27,147	(509)
11/28/2014	BNP Paris	Thai Baht	962,600	United States Dollar	30,091	(573)
11/28/2014	Goldman Sachs Intl Ltd. London	Thai Baht	1,525,000	United States Dollar	47,626	(864)
11/28/2014	Union Bank of Switzerland - London	Thai Baht	272,444	United States Dollar	8,370	(16)
11/28/2014	HSBC Bank PLC	Turkish Lira	301,838	United States Dollar	135,645	(714)
11/28/2014	JP Morgan	Turkish Lira	222,463	United States Dollar	100,000	(552)
11/28/2014	Goldman Sachs Intl Ltd. London	United States Dollar	5,518	Colombian Peso	11,344,939	23
11/28/2014	Citibank London	United States Dollar	264,863	Euro	201,850	11,870
11/28/2014	Citibank London	United States Dollar	61,409	Euro	46,785	2,770
11/28/2014	Merrill Lynch International	United States Dollar	131,782	Euro	100,000	6,445
11/28/2014	Merrill Lynch International	United States Dollar	117,641	Euro	89,351	5,651
11/28/2014	Union Bank of Switzerland - London	United States Dollar	335,026	Euro	255,262	15,087
11/28/2014	Barclays Wholesale GTS	United States Dollar	9,979	Singapore Dollar	12,742	62
11/28/2014	Citibank London	United States Dollar	90,000	Turkish Lira	206,398	(2,267)
12/02/2014	Barclays Wholesale GTS	United States Dollar	12,290	Brazilian Real	31,080	(131)
12/02/2014	JP Morgan	United States Dollar	12,152	Brazilian Real	31,080	(269)
12/19/2014	Morgan Stanley & Co. International	Russian Ruble	13,742,200	United States Dollar	350,969	(36,433)
12/30/2014	Barclays Wholesale GTS	Thai Baht	1,093,552	United States Dollar	33,738	(256)
12/30/2014	Goldman Sachs Intl Ltd. London	Thai Baht	2,713,400	United States Dollar	83,144	(65)
12/30/2014	Goldman Sachs Intl Ltd. London	Thai Baht	4,160,000	United States Dollar	128,304	(933)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
12/30/2014	JP Morgan	Thai Baht	2,356,700	United States Dollar	72,192	$(34)
12/31/2014	Goldman Sachs Intl Ltd. London	Chinese Yuan Renminbi	3,424,500	United States Dollar	557,010	(101)
12/31/2014	BNP Paris	Indian Rupee	3,523,000	United States Dollar	56,933	(46)
12/31/2014	Citibank London	Indian Rupee	2,359,323	United States Dollar	38,112	(15)
12/31/2014	Union Bank of Switzerland - London	Malaysian Ringgit	513,825	United States Dollar	157,567	(3,076)
12/31/2014	BNP Paris	Taiwan Dollar	10,919,020	United States Dollar	360,423	(1,909)
01/30/2015	Santander	Chilean Peso	129,745,000	United States Dollar	214,667	8,933
01/30/2015	Santander	Chilean Peso	78,133,027	United States Dollar	132,733	1,920
01/30/2015	HSBC Bank PLC	Chinese Yuan Renminbi	2,858,955	United States Dollar	463,890	(322)
01/30/2015	Goldman Sachs Intl Ltd. London	Hungarian Forint	32,561,454	United States Dollar	133,434	(1,282)
01/30/2015	Barclays Wholesale GTS	Indian Rupee	16,248,929	United States Dollar	261,868	(738)
01/30/2015	Goldman Sachs Intl Ltd. London	Indian Rupee	15,721,500	United States Dollar	251,202	1,452
01/30/2015	Merrill Lynch International	Indian Rupee	15,275,000	United States Dollar	245,895	(416)
01/30/2015	Goldman Sachs Intl Ltd. London	Israeli Shekel	500,215	United States Dollar	133,032	(1,297)
01/30/2015	BNP Paris	Malaysian Ringgit	728,000	United States Dollar	220,696	(2,269)
01/30/2015	Deutsche Bank London	Mexican Peso	833,465	United States Dollar	61,187	368
01/30/2015	HSBC Bank PLC	Mexican Peso	1,325,490	United States Dollar	97,407	486
01/30/2015	Morgan Stanley & Co. International	Mexican Peso	2,072,397	United States Dollar	152,015	1,040
01/30/2015	Deutsche Bank London	Philippine Peso	2,568,900	United States Dollar	57,258	(247)
01/30/2015	Union Bank of Switzerland - London	Philippine Peso	2,774,459	United States Dollar	61,888	(315)
01/30/2015	Deutsche Bank London	Polish Zloty	564,233	United States Dollar	168,888	(2,062)
01/30/2015	Merrill Lynch International	Polish Zloty	564,233	United States Dollar	168,922	(2,096)
01/30/2015	JP Morgan	Russian Ruble	11,050,295	United States Dollar	257,223	(6,423)
01/30/2015	BNP Paris	Thai Baht	1,957,240	United States Dollar	60,278	(431)
01/30/2015	Goldman Sachs Intl Ltd. London	Thai Baht	2,729,700	United States Dollar	84,276	(809)
01/30/2015	Morgan Stanley & Co. International	Turkish Lira	224,650	United States Dollar	100,000	(946)
01/30/2015	Union Bank of Switzerland - London	Turkish Lira	313,724	United States Dollar	138,192	136
01/30/2015	BNP Paris	United States Dollar	9,923	Peruvian Neuvo Sol	29,140	58
01/30/2015	Merrill Lynch Capital Markets	United States Dollar	19,709	Romanian Leu	69,109	140
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	1,490,720	United States Dollar	242,000	(1,082)
03/04/2015	HSBC Bank PLC	United States Dollar	9,770	Chinese Offshore Yuan	60,720	(43)
03/04/2015	HSBC Bank PLC	United States Dollar	229,885	Chinese Offshore Yuan	1,430,000	(1,220)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	1,065,552	United States Dollar	171,008	1,018
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	440,904	United States Dollar	70,618	563
03/19/2015	Standard Chartered London	United States Dollar	242,098	Chinese Offshore Yuan	1,506,456	(1,110)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,419,240	United States Dollar	1,110,000	85,710
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,116,635	United States Dollar	1,085,266	61,674
04/13/2015	HSBC Bank PLC	United States Dollar	1,328	Chinese Offshore Yuan	8,705	(75)
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,813,170	(24,543)
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,825,265	(26,493)
04/13/2015	HSBC Bank PLC	United States Dollar	1,050,000	Chinese Offshore Yuan	6,888,735	(60,212)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,614,360	United States Dollar	1,160,726	64,674
05/04/2015	Standard Chartered London	United States Dollar	1,170,000	Chinese Offshore Yuan	7,614,360	(55,400)
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	7,141,600	United States Dollar	1,074,571	69,337
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	1,410,455	United States Dollar	214,469	11,451
07/17/2015	Standard Chartered London	United States Dollar	1,290,000	Chinese Offshore Yuan	8,552,055	(79,828)
03/06/2017	HSBC Bank PLC	Chinese Offshore Yuan	80,322	United States Dollar	12,618	(47)
03/06/2017	HSBC Bank PLC	Chinese Offshore Yuan	1,430,000	United States Dollar	224,367	(557)
03/06/2017	HSBC Bank PLC	United States Dollar	242,000	Chinese Offshore Yuan	1,510,322	5,620
03/20/2017	Standard Chartered London	Chinese Offshore Yuan	1,525,903	United States Dollar	239,264	(508)
03/20/2017	Standard Chartered London	United States Dollar	171,008	Chinese Offshore Yuan	1,078,891	2,196
03/20/2017	Standard Chartered London	United States Dollar	70,618	Chinese Offshore Yuan	447,012	675

Total						$(36,691)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Currency Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$ —	$1,664,875	$ —	$1,664,875
Index Linked Government Bonds	—	483,577	—	483,577
Total Investments	$ —	$2,148,452	$ —	$2,148,452

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$376,377	$ —	$376,377
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(413,068)	—	(413,068)
Total Other Financial Instruments	$ —	$(36,691)	$ —	$(36,691)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2014 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$376,377

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(413,068)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(22,614)	$—
Net Realized Loss on Options Contracts	—	(36,378)
Net Realized Loss on Interest Rate Swap Contracts	—	(131)
	$(22,614)	$(36,509)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$153,910	$—
Net Change in Unrealized Appreciation on Options Contracts	—	36,353
	$153,910	$36,353

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$2,262,930
Gross tax appreciation of investments	52
Gross tax depreciation of investments	(114,530)
Net tax depreciation of investments	$(114,478)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $72,599)
Argentina (Rep of) 8.750%, 06/02/2017		1,009	$852	0.02
Argentina (Rep of) 8.280%, 12/31/2033(2)		5,408	4,599	0.08
Argentina (Rep of), FRN 2.500%, 12/31/2038(2)		55,232	29,825	0.53
Argentina Boden Bonds 7.000%, 10/03/2015		40,885	38,204	0.68
			73,480	1.31
Azerbaijan (Cost $52,206)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		50,000	52,250	0.93
			52,250	0.93
Belarus (Cost $100,354)
Belarus (Rep of) 8.750%, 08/03/2015		70,000	71,414	1.27
Belarus (Rep of) 8.950%, 01/26/2018		30,000	32,293	0.58
			103,707	1.85
Bolivia (Cost $59,518)
Bolivian (Rep of) 4.875%, 10/29/2022		60,000	61,575	1.10
			61,575	1.10
Brazil (Cost $684,622)
Brazil (Fed Rep of) 4.875%, 01/22/2021		50,000	53,875	0.96
Brazil (Fed Rep of) 4.250%, 01/07/2025		56,000	56,896	1.01
Brazil (Fed Rep of) 7.125%, 01/20/2037		10,000	12,625	0.23
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	286,000	105,557	1.88
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	207,000	75,029	1.34
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	198,000	70,772	1.26
Itau Unibanco Holding S.A. 10.500%, 11/23/2015	BRL	150,000	59,930	1.07
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		200,000	210,500	3.75
			645,184	11.50
Chile (Cost $72,302)
Empresa Nacional del Petroleo 5.250%, 08/10/2020		70,000	75,806	1.35
			75,806	1.35
China (Cost $298,944)
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023(3)		200,000	195,500	3.48
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		100,000	106,609	1.90
			302,109	5.38
Colombia (Cost $195,862)
Colombia (Rep of) 7.375%, 03/18/2019		100,000	119,900	2.13
Colombia (Rep of) 11.750%, 02/25/2020		20,000	28,450	0.51
Colombia (Rep of) 8.125%, 05/21/2024		10,000	13,325	0.24
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	5,000,000	2,607	0.04
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	34,000,000	15,575	0.28
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	30,000,000	15,528	0.28
			195,385	3.48
Costa Rica (Cost $58,251)
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	55,800	0.99
			55,800	0.99
Croatia (Cost $134,714)
Croatia (Rep of) 6.625%, 07/14/2020		120,000	133,126	2.37
			133,126	2.37

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Dominican Republic (Cost $61,381)
Dominican (Rep of) 5.875%, 04/18/2024		60,000	$63,300	1.13
			63,300	1.13
Egypt (Cost $37,005)
Egypt (Rep of) 5.750%, 04/29/2020		40,000	42,358	0.76
			42,358	0.76
El Salvador (Cost $30,562)
El Salvador (Rep of) 5.875%, 01/30/2025		30,000	29,925	0.53
			29,925	0.53
Georgia (Cost $31,855)
Georgian Railway JSC 7.750%, 07/11/2022		30,000	33,606	0.60
			33,606	0.60
Hungary (Cost $218,065)
Hungary (Rep of) 4.750%, 02/03/2015		7,000	7,063	0.13
Hungary (Rep of) 4.125%, 02/19/2018		28,000	28,917	0.52
Hungary (Rep of) 6.250%, 01/29/2020		30,000	33,712	0.60
Hungary (Rep of) 5.375%, 02/21/2023(3)		50,000	53,750	0.96
Hungary (Rep of) 5.750%, 11/22/2023		40,000	44,000	0.78
Hungary (Rep of) 5.375%, 03/25/2024		18,000	19,262	0.34
Hungary (Rep of) 7.625%, 03/29/2041		38,000	49,115	0.87
			235,819	4.20
Indonesia (Cost $242,205)
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	33,864	0.60
Indonesia (Rep of) 5.875%, 03/13/2020		160,000	179,000	3.19
Indonesia (Rep of) 7.750%, 01/17/2038		30,000	39,487	0.71
			252,351	4.50
Iraq (Cost $57,474)
Iraq (Rep of) 5.800%, 01/15/2028		70,000	61,775	1.10
			61,775	1.10
Ivory Coast (Cost $113,384)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		130,000	125,476	2.24
			125,476	2.24
Kazakhstan (Cost $212,289)
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	63,555	1.13
KazMunayGas National Co. JSC 7.000%, 05/05/2020		70,000	78,855	1.41
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	68,740	1.22
			211,150	3.76
Latvia (Cost $28,710)
Latvia (Rep of) 2.750%, 01/12/2020		30,000	29,662	0.53
			29,662	0.53
Lebanon (Cost $146,148)
Lebanon (Rep of) 4.100%, 06/12/2015		26,000	26,098	0.46
Lebanon (Rep of) 5.150%, 11/12/2018		10,000	10,075	0.18
Lebanon (Rep of) 5.450%, 11/28/2019		10,000	10,075	0.18
Lebanon (Rep of) 6.375%, 03/09/2020		10,000	10,450	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		14,000	16,048	0.29
Lebanon (Rep of) 6.100%, 10/04/2022		25,000	25,500	0.45
Lebanon (Rep of) 6.000%, 01/27/2023		10,000	10,114	0.18
Lebanon (Rep of) 6.600%, 11/27/2026		40,000	40,800	0.73
			149,160	2.66
Lithuania (Cost $154,641)
Lithuania (Rep of) 5.125%, 09/14/2017		30,000	32,862	0.58

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Lithuania - (continued)
Lithuania (Rep of) 7.375%, 02/11/2020(3)		100,000	$121,000	2.16
			153,862	2.74
Malaysia (Cost $68,277)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	65,523	1.17
			65,523	1.17
Mexico (Cost $525,020)
Cemex Finance LLC 9.375%, 10/12/2022(3)		200,000	230,500	4.11
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		10,000	10,575	0.19
Mexican Bonos 10.000%, 11/20/2036	MXN	520,000	52,956	0.94
Mexican Udibonos 4.500%, 12/04/2025	MXN	120,000	54,670	0.98
Mexico (Rep of) 5.950%, 03/19/2019		10,000	11,475	0.21
Mexico (Rep of) 6.750%, 09/27/2034		39,000	50,368	0.90
Mexico (Rep of) 4.750%, 03/08/2044		14,000	14,217	0.25
Mexico (Rep of) 5.750%, 10/12/2110		16,000	16,941	0.30
Petroleos Mexicanos 5.750%, 03/01/2018		20,000	22,106	0.39
Petroleos Mexicanos 8.000%, 05/03/2019		20,000	24,298	0.43
Petroleos Mexicanos 6.000%, 03/05/2020		10,000	11,347	0.20
Petroleos Mexicanos 6.500%, 06/02/2041		16,000	18,720	0.33
			518,173	9.23
Morocco (Cost $46,334)
Morocco (Rep of) 4.250%, 12/11/2022		50,000	50,690	0.90
			50,690	0.90
Pakistan (Cost $101,914)
Pakistan (Rep of) 7.125%, 03/31/2016		100,000	102,000	1.82
			102,000	1.82
Panama (Cost $46,447)
Panama (Rep of) 8.875%, 09/30/2027		10,000	14,325	0.25
Panama (Rep of) 9.375%, 04/01/2029		10,000	14,950	0.27
Panama (Rep of) 6.700%, 01/26/2036		15,000	18,863	0.34
			48,138	0.86
Peru (Cost $98,847)
Peru (Rep of) 7.125%, 03/30/2019		20,000	24,050	0.43
Peru (Rep of) 8.750%, 11/21/2033		44,000	67,650	1.20
			91,700	1.63
Philippines (Cost $160,531)
Philippines (Rep of) 4.000%, 01/15/2021		50,000	53,562	0.95
Philippines (Rep of) 10.625%, 03/16/2025		15,000	23,738	0.42
Philippines (Rep of) 9.500%, 02/02/2030		54,000	86,197	1.54
			163,497	2.91
Poland (Cost $55,110)
Poland (Rep of) 6.375%, 07/15/2019		20,000	23,729	0.42
Poland (Rep of) 5.000%, 03/23/2022		20,000	22,475	0.40
Poland (Rep of) 3.000%, 03/17/2023		10,000	9,907	0.18
			56,111	1.00
Romania (Cost $100,396)
Romania (Rep of) 6.750%, 02/07/2022		40,000	47,920	0.86
Romania (Rep of) 4.375%, 08/22/2023		50,000	52,062	0.93
Romania (Rep of) 6.125%, 01/22/2044		4,000	4,685	0.08
			104,667	1.87
Russian Federation (Cost $233,326)
CEDC Finance Corp. International, Inc., FRN 9.000%, 04/30/2018		10,000	9,300	0.17

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Russian Foreign Bond - Eurobond, FRN 7.500%, 03/31/2030		13,100	$14,862	0.26
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017(3)		100,000	100,120	1.78
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		100,000	102,125	1.82
			226,407	4.03
Senegal (Cost $32,600)
Senegal (Rep of) 8.750%, 05/13/2021		30,000	34,350	0.61
			34,350	0.61
Serbia (Cost $52,618)
Serbia (Rep of) 7.250%, 09/28/2021		50,000	57,475	1.02
			57,475	1.02
South Africa (Cost $85,121)
South Africa (Rep of) 5.500%, 03/09/2020		80,000	87,700	1.56
			87,700	1.56
Sri Lanka (Cost $40,448)
Bank of Ceylon 6.875%, 05/03/2017		40,000	42,250	0.75
			42,250	0.75
Turkey (Cost $187,253)
Turkey (Rep of) 6.750%, 04/03/2018		50,000	55,875	1.00
Turkey (Rep of) 5.625%, 03/30/2021		40,000	43,799	0.78
Turkey (Rep of) 7.375%, 02/05/2025		10,000	12,360	0.22
Turkey (Rep of) 6.750%, 05/30/2040		30,000	36,163	0.64
Turkey (Rep of) 6.000%, 01/14/2041		40,000	44,328	0.79
			192,525	3.43
Ukraine (Cost $379,217)
MHP S.A. 8.250%, 04/02/2020		200,000	175,040	3.12
Ukraine (Rep of) 9.250%, 07/24/2017		70,000	63,700	1.13
Ukraine (Rep of) 7.950%, 02/23/2021		130,000	114,238	2.04
			352,978	6.29
United Arab Emirates (Cost $259,803)
DP World Ltd. 6.850%, 07/02/2037		100,000	114,750	2.04
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		130,000	162,500	2.90
			277,250	4.94
Uruguay (Cost $69,928)
Uruguay (Rep of) 4.500%, 08/14/2024		12,503	13,191	0.23
Uruguay (Rep of) 7.875%, 01/15/2033(4)		22,000	30,085	0.54
Uruguay (Rep of) 7.625%, 03/21/2036		16,000	21,800	0.39
			65,076	1.16
Venezuela (Cost $389,077)
Petroleos de Venezuela S.A. 5.000%, 10/28/2015		30,000	26,550	0.47
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		19,638	14,630	0.26
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		10,000	6,630	0.12
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		10,000	7,574	0.14
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		15,000	11,906	0.21
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		12,000	5,700	0.10
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		39,000	23,810	0.43
Venezuela (Rep of) 5.750%, 02/26/2016		10,000	8,500	0.15
Venezuela (Rep of) 7.750%, 10/13/2019		20,000	12,950	0.23
Venezuela (Rep of) 6.000%, 12/09/2020		10,000	5,950	0.11
Venezuela (Rep of) 12.750%, 08/23/2022		32,000	25,440	0.45
Venezuela (Rep of) 9.000%, 05/07/2023		21,000	13,492	0.24

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Venezuela - (continued)
Venezuela (Rep of) 8.250%, 10/13/2024		25,000	$15,100	0.27
Venezuela (Rep of) 7.650%, 04/21/2025		6,000	3,600	0.06
Venezuela (Rep of) 11.750%, 10/21/2026		95,500	70,002	1.25
Venezuela (Rep of) 9.250%, 09/15/2027		21,000	13,965	0.25
Venezuela (Rep of) 9.250%, 05/07/2028		15,000	9,525	0.17
Venezuela (Rep of) 11.950%, 08/05/2031		98,900	71,950	1.28
			347,274	6.19
Vietnam (Cost $53,683)
Vietnam (Rep of) 6.750%, 01/29/2020		50,000	56,000	1.00
			56,000	1.00
Total Debt Securities (Cost $6,049,041)			6,026,650	107.38

Total Investments (Total Cost $6,049,041)			6,026,650	107.38

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(414,311)	(7.38)

Net Assets			$5,612,339	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	All or a portion of security is held as collateral for Reverse Repurchase Agreement.
(4)	Security is payment in-kind bond.

Percentages shown are based on net assets.

At October 31, 2014, the Ashmore Emerging Markets Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	240,115	United States Dollar	95,701	$1,083
11/04/2014	Barclays Wholesale GTS	Brazilian Real	9,898	United States Dollar	4,050	(60)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	65,257	United States Dollar	26,794	(491)
11/04/2014	Goldman Sachs Intl Ltd. London	Brazilian Real	48,620	United States Dollar	20,000	(403)
11/04/2014	JP Morgan	Brazilian Real	240,115	United States Dollar	94,627	2,157
11/04/2014	Merrill Lynch International	Brazilian Real	60,303	United States Dollar	24,998	(691)
11/04/2014	Barclays Wholesale GTS	United States Dollar	133,685	Brazilian Real	325,711	2,400
11/04/2014	CSFB Global Foreign Exchange London	United States Dollar	140,000	Brazilian Real	338,597	3,520
11/14/2014	BNP Paris	British Pound	40,534	United States Dollar	65,286	(450)
11/14/2014	HSBC Bank PLC	United States Dollar	65,142	British Pound	40,534	306
11/28/2014	Goldman Sachs Intl Ltd. London	United States Dollar	39,076	Colombian Peso	80,341,019	164
12/02/2014	Barclays Wholesale GTS	United States Dollar	94,948	Brazilian Real	240,115	(1,014)
12/02/2014	JP Morgan	United States Dollar	93,885	Brazilian Real	240,115	(2,077)
01/30/2015	Deutsche Bank London	United States Dollar	41,647	Mexican Peso	567,298	(250)
01/30/2015	HSBC Bank PLC	United States Dollar	66,300	Mexican Peso	902,195	(331)

Total						$ 3,863

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$ —	$1,993,599	$ —	$1,993,599
Government Agencies	—	22,106	—	22,106
Government Bonds	—	3,793,775	—	3,793,775
Index Linked Government Bonds	—	54,670	—	54,670
Municipal Bonds	—	162,500	—	162,500
Total Investments	$ —	$6,026,650	$ —	$6,026,650

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$9,630	$ —	$9,630
Liablities:
Forward Foreign Currency Exchange Contracts	—	(5,767)	—	(5,767)
Total Other Financial Instruments	$ —	$3,863	$ —	$3,863

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 9,630

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(5,767)

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 12,134

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 3,863

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,092,435
Gross tax appreciation of investments	127,487
Gross tax depreciation of investments	(193,272)
Net tax depreciation of investments	$(65,785)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $1,970,082)
Puma International Financing S.A. 6.750%, 02/01/2021		1,900,000	$1,952,250	0.20
			1,952,250	0.20
Argentina (Cost $9,794,829)
Argentina (Rep of) 8.750%, 06/02/2017		92,040	77,662	0.01
Argentina (Rep of) 8.280%, 12/31/2033(2)		198,889	169,152	0.02
Argentina (Rep of), FRN 2.500%, 12/31/2038(2)		4,044,446	2,183,945	0.22
Argentina Boden Bonds 7.000%, 10/03/2015		2,709,523	2,531,863	0.25
WPE International Cooperatief UA 10.375%, 09/30/2020(2)		5,450,000	1,260,585	0.13
			6,223,207	0.63
Azerbaijan (Cost $3,524,068)
Azerbaijan (Rep of) 4.750%, 03/18/2024		640,000	666,400	0.07
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		1,410,000	1,473,450	0.15
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		1,420,000	1,410,202	0.14
			3,550,052	0.36
Bangladesh (Cost $1,354,319)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		1,270,000	1,330,325	0.13
			1,330,325	0.13
Barbados (Cost $3,339,059)
Columbus International, Inc. 7.375%, 03/30/2021		3,115,000	3,301,900	0.33
			3,301,900	0.33
Belarus (Cost $6,452,170)
Belarus (Rep of) 8.750%, 08/03/2015		3,090,000	3,152,418	0.32
Belarus (Rep of) 8.950%, 01/26/2018		3,254,000	3,502,768	0.35
			6,655,186	0.67
Bolivia (Cost $1,647,869)
Bolivian (Rep of) 4.875%, 10/29/2022		1,090,000	1,118,612	0.12
Bolivian (Rep of) 5.950%, 08/22/2023		570,000	612,750	0.06
			1,731,362	0.18
Brazil (Cost $92,525,176)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		1,580,000	1,756,960	0.18
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		180,000	192,600	0.02
Banco Nacional de Desenvolvimento Economico e Social 5.750%, 09/26/2023		200,000	214,690	0.02
Banco Santander Brasil S.A. 8.000%, 03/18/2016	BRL	300,000	115,925	0.01
Banco Votorantim S.A. 6.250%, 05/16/2016	BRL	8,700,000	3,985,879	0.40
Brazil (Fed Rep of) 2.625%, 01/05/2023		890,000	820,135	0.08
Brazil (Fed Rep of) 10.250%, 01/10/2028	BRL	457,000	190,424	0.02
Brazil (Fed Rep of) 7.125%, 01/20/2037		380,000	479,750	0.05
Brazil (Fed Rep of) 5.625%, 01/07/2041		440,000	476,300	0.05
Brazil (Fed Rep of) 5.000%, 01/27/2045		1,400,000	1,372,000	0.14
Brazil (Rep of) 4.875%, 01/22/2021		652,000	702,530	0.07
Brazil (Rep of) 8.875%, 04/15/2024		180,000	248,400	0.03
Brazil (Rep of) 4.250%, 01/07/2025		2,541,000	2,581,656	0.26
Brazil Letras do Tesouro Nacional 9.660%, 01/01/2017(3)	BRL	56,370,000	17,693,956	1.79

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2021	BRL	24,157,000	$8,915,823	0.90
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2023	BRL	63,800,000	23,125,358	2.34
Brazil Notas do Tesouro Nacional, Serie F 10.000%, 01/01/2025	BRL	44,976,000	16,074,604	1.62
Cosan Luxembourg S.A. 9.500%, 03/14/2018	BRL	2,200,000	804,835	0.08
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		1,500,000	1,578,750	0.16
Marfrig Holding Europe B.V. 6.875%, 06/24/2019		700,000	710,500	0.07
Marfrig Overseas Ltd. 9.500%, 05/04/2020		1,000,000	1,056,250	0.11
Minerva Luxembourg S.A. 12.250%, 02/10/2022(4)		1,400,000	1,617,000	0.16
Minerva Luxembourg S.A. 7.750%, 01/31/2023		235,000	245,575	0.03
Oi S.A. 9.750%, 09/15/2016	BRL	1,000,000	366,641	0.04
			85,326,541	8.63
Chile (Cost $9,903,993)
Automotores Gildemeister S.A. 8.250%, 05/24/2021		1,245,000	846,600	0.08
Automotores Gildemeister S.A. 6.750%, 01/15/2023		400,000	268,000	0.03
Banco del Estado de Chile 4.125%, 10/07/2020		790,000	831,259	0.08
Banco del Estado de Chile 3.875%, 02/08/2022		400,000	405,168	0.04
Bonos de la Tesoreria de la Republica en pesos 6.000%, 01/01/2020	CLP	50,000,000	94,761	0.01
Chile (Rep of) 5.500%, 08/05/2020	CLP	280,000,000	513,121	0.05
Chile (Rep of) 3.250%, 09/14/2021		560,000	579,600	0.06
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		900,000	1,084,920	0.11
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		900,000	926,376	0.09
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		540,000	557,730	0.06
Empresa Nacional del Petroleo 5.250%, 08/10/2020		250,000	270,737	0.03
Inversiones Alsacia S.A. 8.000%, 08/18/2018(2)		523,944	382,479	0.04
VTR Finance B.V. 6.875%, 01/15/2024		2,785,000	2,924,250	0.30
			9,685,001	0.98
China (Cost $35,882,904)
21Vianet Group, Inc. 6.875%, 06/26/2017	CNY	2,600,000	400,173	0.04
Agile Property Holdings Ltd. 9.875%, 03/20/2017		520,000	507,000	0.05
Agile Property Holdings Ltd. 8.875%, 04/28/2017		400,000	382,000	0.04
Amber Circle Funding Ltd. 3.250%, 12/04/2022		880,000	854,383	0.09
Central China Real Estate Ltd. 6.500%, 06/04/2018		635,000	616,526	0.06
Central China Real Estate Ltd. 8.000%, 01/28/2020		482,000	472,616	0.05
China Hongqiao Group Ltd. 7.625%, 06/26/2017		945,000	976,617	0.10
China SCE Property Holdings Ltd. 10.500%, 01/14/2016	CNY	5,000,000	819,477	0.08
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		1,665,000	1,719,113	0.17
China Shanshui Cement Group Ltd. 10.500%, 04/27/2017		930,000	1,000,913	0.10
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		1,560,000	1,755,000	0.18
CIFI Holdings Group Co. Ltd. 8.875%, 01/27/2019		550,000	563,750	0.06
Country Garden Holdings Co. Ltd. 7.250%, 04/04/2021		505,000	497,425	0.05
Country Garden Holdings Co. Ltd. 7.500%, 01/10/2023		1,366,000	1,335,265	0.14
Emerald Plantation Holdings Ltd. 6.000%, 01/30/2020(4)(5)		265,442	211,026	0.02
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		299,000	301,242	0.03
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(5)(6)(7)		1,717,379	1,717,379	0.17
Gemdale International Holding Ltd. 9.150%, 07/26/2015	CNY	4,750,000	793,521	0.08
Hyva Global B.V. 8.625%, 03/24/2016		975,000	984,750	0.10
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018		885,000	893,850	0.09
Kaisa Group Holdings Ltd. 9.000%, 06/06/2019		550,000	548,526	0.06
Kaisa Group Holdings Ltd. 10.250%, 01/08/2020		885,000	919,958	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
KWG Property Holding Ltd. 13.250%, 03/22/2017		485,000	$534,712	0.05
KWG Property Holding Ltd. 8.975%, 01/14/2019		935,000	932,662	0.09
Lafarge Shui on Cement Ltd. 9.000%, 11/14/2014	CNY	2,750,000	449,247	0.05
MIE Holdings Corp. 6.875%, 02/06/2018		310,000	305,350	0.03
MIE Holdings Corp. 7.500%, 04/25/2019		550,000	539,000	0.06
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		4,192,000	4,469,037	0.45
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		1,320,000	1,610,062	0.16
Sino-Forest Corp. 5.000%, 08/01/2013(6)(7)(8)		276,000	—	—
Sino-Forest Corp. 10.250%, 07/28/2014(6)(7)(8)		256,000	—	—
Sino-Forest Corp. 4.250%, 12/15/2016(6)(7)(8)		704,000	—	—
Sino-Forest Corp. 6.250%, 10/21/2017(6)(7)(8)		628,000	—	—
Sunac China Holdings Ltd. 12.500%, 10/16/2017		870,000	965,700	0.10
Sunac China Holdings Ltd. 9.375%, 04/05/2018		1,515,000	1,579,388	0.16
Times Property Holdings Ltd. 12.625%, 03/21/2019		915,000	968,065	0.10
Trillion Chance Ltd. 8.500%, 01/10/2019		1,350,000	1,328,901	0.13
Yanlord Land Group Ltd. 10.625%, 03/29/2018		920,000	982,100	0.10
Yingde Gases Investment Ltd. 8.125%, 04/22/2018		960,000	998,400	0.10
Yuzhou Properties Co. Ltd. 11.750%, 10/25/2017		396,000	432,135	0.04
Yuzhou Properties Co. Ltd. 8.750%, 10/04/2018		440,000	441,100	0.05
Yuzhou Properties Co. Ltd. 8.625%, 01/24/2019		1,320,000	1,313,400	0.13
			36,119,769	3.65
Colombia (Cost $51,097,092)
Colombia (Rep of) 12.000%, 10/22/2015	COP	1,791,000,000	923,138	0.09
Colombia (Rep of) 7.375%, 01/27/2017		793,000	894,900	0.09
Colombia (Rep of) 7.375%, 03/18/2019		3,300,000	3,956,700	0.40
Colombia (Rep of) 11.750%, 02/25/2020		465,000	661,462	0.07
Colombia (Rep of) 7.750%, 04/14/2021	COP	5,424,000,000	2,868,986	0.29
Colombia (Rep of) 4.375%, 03/21/2023	COP	221,000,000	94,791	0.01
Colombia (Rep of) 4.000%, 02/26/2024		530,000	543,780	0.05
Colombia (Rep of) 8.125%, 05/21/2024		498,000	663,585	0.07
Colombia (Rep of) 9.850%, 06/28/2027	COP	1,332,000,000	828,462	0.08
Colombia (Rep of) 7.375%, 09/18/2037		2,945,000	3,968,387	0.40
Colombia (Rep of) 6.125%, 01/18/2041		1,502,000	1,802,400	0.18
Colombia Telecomunicaciones S.A. ESP 5.375%, 09/27/2022		1,285,000	1,304,275	0.13
Colombian TES 8.000%, 10/28/2015	COP	294,800,000	147,752	0.01
Colombian TES 7.000%, 09/11/2019	COP	3,500,900,000	1,795,745	0.18
Colombian TES 7.000%, 05/04/2022	COP	17,980,600,000	8,995,631	0.91
Colombian TES 10.000%, 07/24/2024	COP	4,874,400,000	2,936,888	0.30
Colombian TES 7.500%, 08/26/2026	COP	4,607,500,000	2,345,649	0.24
Colombian TES 6.000%, 04/28/2028	COP	12,910,900,000	5,712,485	0.58
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	818,000,000	426,433	0.04
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	648,642	0.07
Empresas Publicas de Medellin ESP 8.375%, 02/01/2021	COP	1,306,000,000	676,010	0.07
Millicom International Cellular S.A. 4.750%, 05/22/2020		380,000	375,250	0.04
Millicom International Cellular S.A. 6.625%, 10/15/2021		1,205,000	1,289,350	0.13
Pacific Rubiales Energy Corp 5.125%, 03/28/2023		800,000	766,000	0.08
Pacific Rubiales Energy Corp. 5.375%, 01/26/2019		495,000	496,238	0.05
Pacific Rubiales Energy Corp. 7.250%, 12/12/2021		1,430,000	1,526,525	0.15
Pacific Rubiales Energy Corp. 5.625%, 01/19/2025(6)(7)		1,955,000	1,859,107	0.19
			48,508,571	4.90

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Costa Rica (Cost $4,597,178)
Costa Rica (Rep of) 4.250%, 01/26/2023		2,995,000	$2,845,250	0.29
Costa Rica (Rep of) 4.375%, 04/30/2025		450,000	418,500	0.04
Costa Rica (Rep of) 5.625%, 04/30/2043		420,000	367,500	0.04
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		200,000	211,500	0.02
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		900,000	778,500	0.08
			4,621,250	0.47
Croatia (Cost $5,858,048)
Croatia (Rep of) 6.250%, 04/27/2017		560,000	599,726	0.06
Croatia (Rep of) 6.750%, 11/05/2019		1,340,000	1,485,725	0.15
Croatia (Rep of) 6.625%, 07/14/2020		2,675,000	2,967,592	0.30
Croatia (Rep of) 6.375%, 03/24/2021		879,000	965,801	0.10
			6,018,844	0.61
Czech Republic (Cost $1,980,058)
New World Resources N.V. 8.000%, 04/07/2020(5)(6)(7)	EUR	1,497,423	1,501,196	0.15
New World Resources N.V. 4.000%, 10/07/2020(5)(6)(7)	EUR	574,012	330,889	0.04
			1,832,085	0.19
Dominican Republic (Cost $5,984,288)
Dominican (Rep of) 7.500%, 05/06/2021		1,473,000	1,675,537	0.17
Dominican (Rep of) 6.600%, 01/28/2024		890,000	985,675	0.10
Dominican (Rep of) 5.875%, 04/18/2024		2,359,000	2,488,745	0.25
Dominican (Rep of) 7.450%, 04/30/2044		940,000	1,050,450	0.11
			6,200,407	0.63
Ecuador (Cost $4,023,102)
Ecuador (Rep of) 9.375%, 12/15/2015		819,000	851,760	0.09
Ecuador Government International Bond 7.950%, 06/20/2024		2,968,000	3,108,980	0.31
			3,960,740	0.40
Egypt (Cost $2,051,122)
Egypt (Rep of) 5.750%, 04/29/2020		1,440,000	1,524,888	0.15
Egypt (Rep of) 6.875%, 04/30/2040		675,000	686,812	0.07
			2,211,700	0.22
El Salvador (Cost $3,393,943)
El Salvador (Rep of) 7.375%, 12/01/2019		1,060,000	1,179,250	0.12
El Salvador (Rep of) 5.875%, 01/30/2025		710,000	708,225	0.07
El Salvador (Rep of) 6.375%, 01/18/2027(6)		190,000	194,750	0.02
El Salvador (Rep of) 8.250%, 04/10/2032		265,000	308,725	0.03
El Salvador (Rep of) 7.650%, 06/15/2035		180,000	196,200	0.02
El Salvador (Rep of) 7.625%, 02/01/2041		880,000	950,400	0.10
			3,537,550	0.36
Gabon (Cost $3,271,172)
Gabonese (Rep of) 6.375%, 12/12/2024		3,102,700	3,288,862	0.33
			3,288,862	0.33
Georgia (Cost $2,038,432)
Georgia (Rep of) 6.875%, 04/12/2021		560,000	631,512	0.06
Georgian Railway JSC 7.750%, 07/11/2022		1,300,000	1,456,260	0.15
			2,087,772	0.21
Ghana (Cost $924,590)
Tullow Oil PLC 6.000%, 11/01/2020		450,000	420,750	0.04
Tullow Oil PLC 6.250%, 04/15/2022		470,000	437,100	0.05
			857,850	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Guatemala (Cost $2,864,160)
Comcel Trust 6.875%, 02/06/2024		1,670,000	$1,786,900	0.18
Guatemala (Rep of) 4.875%, 02/13/2028		1,100,000	1,124,750	0.11
			2,911,650	0.29
Hong Kong (Cost $1,533,578)
CFG Investment S.A.C. 9.750%, 07/30/2019		566,000	517,890	0.05
Shimao Property Holdings Ltd. 6.625%, 01/14/2020		995,000	985,050	0.10
			1,502,940	0.15
Hungary (Cost $24,215,597)
Hungary (Rep of) 4.750%, 02/03/2015		344,000	347,079	0.04
Hungary (Rep of) 6.750%, 11/24/2017	HUF	878,430,000	4,007,635	0.41
Hungary (Rep of) 4.125%, 02/19/2018		1,778,000	1,836,212	0.19
Hungary (Rep of) 6.500%, 06/24/2019	HUF	235,560,000	1,098,066	0.11
Hungary (Rep of) 6.250%, 01/29/2020		1,140,000	1,281,075	0.13
Hungary (Rep of) 7.000%, 06/24/2022	HUF	400,940,000	1,978,735	0.20
Hungary (Rep of) 5.375%, 02/21/2023		2,980,000	3,203,500	0.32
Hungary (Rep of) 5.750%, 11/22/2023		3,000,000	3,300,000	0.33
Hungary (Rep of) 6.000%, 11/24/2023	HUF	484,090,000	2,283,368	0.23
Hungary (Rep of) 5.375%, 03/25/2024		1,590,000	1,701,459	0.17
Hungary (Rep of) 7.625%, 03/29/2041		2,986,000	3,859,405	0.39
			24,896,534	2.52
India (Cost $6,628,698)
Export-Import Bank of India 4.000%, 08/07/2017		400,000	417,520	0.04
Export-Import Bank of India 4.000%, 01/14/2023		828,000	827,147	0.08
Vedanta Resources PLC 9.500%, 07/18/2018		1,470,000	1,672,125	0.17
Vedanta Resources PLC 6.000%, 01/31/2019		370,000	377,400	0.04
Vedanta Resources PLC 8.250%, 06/07/2021		1,690,000	1,842,100	0.19
Vedanta Resources PLC 7.125%, 05/31/2023		1,345,000	1,368,538	0.14
			6,504,830	0.66
Indonesia (Cost $29,015,844)
Berau Capital Resources Pte Ltd. 12.500%, 07/08/2015		500,000	385,000	0.04
Berau Coal Energy Tbk PT 7.250%, 03/13/2017		1,450,000	993,250	0.10
Enercoal Resources Pte Ltd. 9.250%, 04/07/2018		200,000	74,000	0.01
Golden Legacy PTE Ltd. 9.000%, 04/24/2019		335,000	351,787	0.04
Indo Energy Finance II B.V. 6.375%, 01/24/2023		1,797,000	1,451,078	0.15
Indonesia (Rep of) 6.250%, 04/15/2017	IDR	5,390,000,000	431,668	0.04
Indonesia (Rep of) 6.875%, 01/17/2018		525,000	592,620	0.06
Indonesia (Rep of) 11.625%, 03/04/2019		1,640,000	2,197,600	0.22
Indonesia (Rep of) 7.875%, 04/15/2019	IDR	14,000,000,000	1,159,619	0.12
Indonesia (Rep of) 5.875%, 03/13/2020		464,000	519,100	0.05
Indonesia (Rep of) 4.875%, 05/05/2021		510,000	545,063	0.06
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	24,775,000,000	2,094,138	0.21
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	4,902,000,000	365,470	0.04
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	48,253,000,000	4,193,719	0.42
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	65,660,000,000	5,395,149	0.55
Indonesia (Rep of) 7.750%, 01/17/2038		290,000	381,713	0.04
Majapahit Holding B.V. 7.750%, 10/17/2016		935,000	1,028,500	0.10
Majapahit Holding B.V. 8.000%, 08/07/2019		1,170,000	1,371,825	0.14
Majapahit Holding B.V. 7.750%, 01/20/2020		740,000	861,175	0.09
Pertamina Persero PT 6.000%, 05/03/2042		1,335,000	1,335,000	0.13
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		1,720,000	1,827,500	0.18
Perusahaan Penerbit SBSN Indonesia 6.125%, 03/15/2019		650,000	721,500	0.07
			28,276,474	2.86
Iraq (Cost $3,085,459)
Genel Energy Finance PLC 7.500%, 05/14/2019		1,000,000	952,500	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Iraq - (continued)
Iraq (Rep of) 5.800%, 01/15/2028		2,370,000	$2,091,525	0.21
			3,044,025	0.31
Ivory Coast (Cost $10,573,163)
Ivory Coast (Rep of) 5.375%, 07/23/2024		820,000	789,414	0.08
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		10,695,000	10,322,814	1.04
			11,112,228	1.12
Jamaica (Cost $10,672,193)
Digicel Group Ltd. 8.875%, 01/15/2015		6,150,000	6,426,750	0.65
Digicel Group Ltd. 7.125%, 04/01/2022		1,450,000	1,457,250	0.15
Digicel Ltd. 6.000%, 04/15/2021		2,410,000	2,434,100	0.24
			10,318,100	1.04
Kazakhstan (Cost $23,492,686)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		2,880,000	2,725,200	0.28
KazAgro National Management Holding JSC 4.625%, 05/24/2023		510,000	490,875	0.05
Kazakhstan Government International Bond 4.875%, 10/14/2044(6)(7)		410,000	395,650	0.04
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		466,000	509,105	0.05
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		1,101,000	1,227,615	0.12
Kazatomprom Natsionalnaya Atomnaya Kompaniya A.O. 6.250%, 05/20/2015		1,095,000	1,112,914	0.11
Kazkommertsbank JSC 8.000%, 11/03/2015		1,060,000	1,060,000	0.11
Kazkommertsbank JSC 7.500%, 11/29/2016		1,435,000	1,424,238	0.14
Kazkommertsbank JSC 6.875%, 02/13/2017	EUR	1,340,000	1,670,825	0.17
Kazkommertsbank JSC 8.500%, 05/11/2018		915,000	909,464	0.09
KazMunayGas Co. JSC 6.000%, 11/07/2044		300,000	300,000	0.03
KazMunayGas National Co. JSC 11.750%, 01/23/2015		1,013,000	1,033,898	0.10
KazMunayGas National Co. JSC 9.125%, 07/02/2018		551,000	651,558	0.07
KazMunayGas National Co. JSC 7.000%, 05/05/2020		1,860,000	2,095,290	0.21
KazMunayGas National Co. JSC 6.375%, 04/09/2021		440,000	482,900	0.05
KazMunayGas National Co. JSC 4.400%, 04/30/2023		2,900,000	2,847,800	0.29
KazMunayGas National Co. JSC 5.750%, 04/30/2043		1,450,000	1,410,125	0.14
Nostrum Oil & Gas Finance B.V. 6.375%, 02/14/2019		1,190,000	1,192,975	0.12
Zhaikmunai LLP 7.125%, 11/13/2019		1,680,000	1,747,200	0.18
			23,287,632	2.35
Kenya (Cost $830,301)
Kenya Government International Bond 6.875%, 06/24/2024		780,000	830,700	0.08
			830,700	0.08
Latvia (Cost $1,613,015)
Latvia (Rep of) 2.750%, 01/12/2020		1,650,000	1,631,438	0.17
			1,631,438	0.17
Lebanon (Cost $11,205,118)
Lebanon (Rep of) 4.100%, 06/12/2015		722,000	724,722	0.07
Lebanon (Rep of) 5.150%, 11/12/2018		520,000	523,900	0.05
Lebanon (Rep of) 5.450%, 11/28/2019		520,000	523,900	0.05
Lebanon (Rep of) 6.375%, 03/09/2020		1,574,000	1,644,830	0.17
Lebanon (Rep of) 8.250%, 04/12/2021		562,000	644,192	0.07
Lebanon (Rep of) 6.100%, 10/04/2022		2,637,000	2,689,740	0.27
Lebanon (Rep of) 6.000%, 01/27/2023		1,000,000	1,011,450	0.10
Lebanon (Rep of) 6.600%, 11/27/2026		3,532,000	3,602,640	0.37
			11,365,374	1.15
Lithuania (Cost $5,980,703)
Lithuania (Rep of) 5.125%, 09/14/2017		690,000	755,826	0.08

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Lithuania - (continued)
Lithuania (Rep of) 7.375%, 02/11/2020		2,058,000	$2,490,180	0.25
Lithuania (Rep of) 6.125%, 03/09/2021		520,000	605,800	0.06
Lithuania (Rep of) 6.625%, 02/01/2022		1,861,000	2,242,505	0.23
			6,094,311	0.62
Malaysia (Cost $27,232,779)
Malaysia (Govt of) 4.012%, 09/15/2017	MYR	10,249,000	3,151,890	0.32
Malaysia (Govt of) 3.580%, 09/28/2018	MYR	8,200,000	2,490,215	0.25
Malaysia (Govt of) 3.492%, 03/31/2020	MYR	10,572,000	3,184,923	0.32
Malaysia (Rep of) 3.394%, 03/15/2017	MYR	11,290,000	3,421,887	0.35
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	11,250,000	3,420,841	0.35
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	939,000	294,404	0.03
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	4,258,000	1,323,864	0.13
Malaysia (Rep of) 4.048%, 09/30/2021	MYR	6,513,000	2,012,437	0.20
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	8,850,000	2,617,526	0.26
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	2,241,000	698,644	0.07
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	2,550,000	799,151	0.08
Malaysia (Rep of) 3.502%, 05/31/2027	MYR	650,000	186,388	0.02
Malaysia (Rep of) 5.248%, 09/15/2028	MYR	910,000	306,444	0.03
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	1,100,000	346,692	0.04
Petronas Capital Ltd. 5.250%, 08/12/2019		660,000	741,340	0.08
Petronas Capital Ltd. 7.875%, 05/22/2022		310,000	406,242	0.04
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		1,080,000	1,192,320	0.12
			26,595,208	2.69
Mexico (Cost $61,721,701)
America Movil S.A.B. de C.V. 6.450%, 12/05/2022	MXN	9,860,000	718,728	0.07
CEMEX Espana S.A. 9.875%, 04/30/2019		880,000	981,376	0.10
Cemex Finance LLC 9.375%, 10/12/2022		2,845,000	3,278,863	0.33
Cemex S.A.B. de C.V. 5.875%, 03/25/2019		560,000	580,300	0.06
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		1,345,000	1,440,831	0.15
Cemex S.A.B. de C.V. 7.250%, 01/15/2021		435,000	469,256	0.05
Cemex S.A.B. de C.V. 5.700%, 01/11/2025(6)		365,000	357,591	0.04
Comision Federal de Electricidad 4.875%, 05/26/2021		1,155,000	1,230,075	0.12
Comision Federal de Electricidad 4.875%, 01/15/2024		980,000	1,033,900	0.10
Comision Federal de Electricidad 5.750%, 02/14/2042		570,000	602,775	0.06
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022(2)		1,400,000	119,000	0.01
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/2020(2)		1,250,000	144,375	0.01
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/2021		1,275,000	1,348,313	0.14
Empresas ICA S.A.B. de C.V. 8.875%, 05/29/2024		1,265,000	1,283,975	0.13
Grupo Televisa S.A.B. 7.250%, 05/14/2043	MXN	5,000,000	316,552	0.03
Mexican Bonos 10.000%, 12/05/2024	MXN	11,850,000	1,150,329	0.12
Mexican Bonos 7.500%, 06/03/2027	MXN	74,580,000	6,119,384	0.62
Mexican Bonos 8.500%, 05/31/2029	MXN	76,390,000	6,748,125	0.68
Mexican Bonos 7.750%, 05/29/2031	MXN	77,250,000	6,394,714	0.65
Mexican Bonos 10.000%, 11/20/2036	MXN	30,340,000	3,089,776	0.31
Mexican Bonos 8.500%, 11/18/2038	MXN	18,550,000	1,658,398	0.17
Mexican Bonos 7.750%, 11/13/2042	MXN	19,690,000	1,635,042	0.16
Mexican Udibonos 4.000%, 11/15/2040	MXN	10,100,000	4,273,880	0.43
Mexico (Rep of) 5.950%, 03/19/2019		406,000	465,885	0.05
Mexico (Rep of) 6.750%, 09/27/2034		2,415,000	3,118,973	0.31
Mexico (Rep of) 6.050%, 01/11/2040		232,000	280,140	0.03
Mexico (Rep of) 4.750%, 03/08/2044		640,000	649,920	0.07
Mexico (Rep of) 5.750%, 10/12/2110		568,000	601,418	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Mexico - (continued)
Petroleos Mexicanos 5.750%, 03/01/2018		704,000	$778,131	0.08
Petroleos Mexicanos 8.000%, 05/03/2019		985,000	1,196,677	0.12
Petroleos Mexicanos 6.000%, 03/05/2020		194,000	220,132	0.02
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	10,270,000	772,791	0.08
Petroleos Mexicanos 6.500%, 06/02/2041		1,510,000	1,766,700	0.18
Petroleos Mexicanos 5.500%, 06/27/2044		145,000	151,163	0.02
Red de Carreteras de Occidente S.A.P.I.B. de C.V. 9.000%, 06/10/2028	MXN	2,480,000	175,707	0.02
Urbi Desarrollos Urbanos S.A.B. de C.V. 8.500%, 04/19/2016(2)		129,000	12,964	—
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/2020(2)(4)		1,227,000	123,314	0.01
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022(2)(4)		3,952,000	397,176	0.04
			55,686,649	5.63
Mongolia (Cost $3,441,792)
Mongolian Mining Corp. 8.875%, 03/29/2017		4,690,000	2,907,800	0.29
			2,907,800	0.29
Morocco (Cost $3,108,795)
Morocco (Rep of) 5.500%, 12/11/2042		200,000	203,500	0.02
Morocco Government International Bond 4.250%, 12/11/2022		3,035,000	3,076,883	0.31
			3,280,383	0.33
Nigeria (Cost $11,077,737)
Access Bank PLC, FRN 9.250%, 06/24/2021		1,275,000	1,281,375	0.13
Afren PLC 6.625%, 12/09/2020		450,000	421,965	0.04
FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		1,000,000	997,500	0.10
FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		1,030,000	1,004,250	0.10
Nigeria (Rep of) 16.000%, 06/29/2019	NGN	196,954,000	1,328,681	0.13
Nigeria OMO Bill 10.040%, 11/27/2014(3)	NGN	192,300,000	1,153,142	0.12
Nigeria OMO Bill 10.500%, 01/29/2015(3)	NGN	147,100,000	865,671	0.09
Nigeria Treasury Bill 10.420%, 01/08/2015(3)	NGN	185,000,000	1,095,929	0.11
Sea Trucks Group 9.000%, 03/26/2018(6)		2,130,000	1,831,800	0.19
Seven Energy Ltd. 10.250%, 10/11/2021(6)(9)		600,000	596,502	0.06
			10,576,815	1.07
Pakistan (Cost $6,586,405)
Pakistan (Rep of) 7.125%, 03/31/2016		855,000	872,100	0.09
Pakistan (Rep of) 6.875%, 06/01/2017		1,040,000	1,063,400	0.11
Pakistan (Rep of) 7.250%, 04/15/2019		2,310,000	2,385,075	0.24
Pakistan (Rep of) 8.250%, 04/15/2024		2,173,000	2,265,352	0.23
			6,585,927	0.67
Panama (Cost $4,944,855)
Panama (Rep of) 4.000%, 09/22/2024		450,000	460,125	0.05
Panama (Rep of) 7.125%, 01/29/2026		946,000	1,213,245	0.12
Panama (Rep of) 8.875%, 09/30/2027		747,000	1,070,078	0.11
Panama (Rep of) 9.375%, 04/01/2029		829,000	1,239,355	0.12
Panama (Rep of) 6.700%, 01/26/2036		792,000	995,940	0.10
Panama (Rep of) 4.300%, 04/29/2053		110,000	99,000	0.01
			5,077,743	0.51
Paraguay (Cost $1,802,826)
Paraguay (Rep of) 4.625%, 01/25/2023		610,000	622,810	0.06
Telefonica Celular del Paraguay S.A. 6.750%, 12/13/2022		1,135,000	1,194,588	0.12
			1,817,398	0.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Peru (Cost $14,032,331)
Ajecorp B.V. 6.500%, 05/14/2022		1,405,000	$1,292,600	0.13
Peru (Rep of) 7.125%, 03/30/2019		467,000	561,567	0.06
Peru (Rep of) 5.700%, 08/12/2024	PEN	4,800,000	1,635,957	0.17
Peru (Rep of) 7.350%, 07/21/2025		1,983,000	2,622,518	0.27
Peru (Rep of) 8.200%, 08/12/2026	PEN	6,214,000	2,602,099	0.26
Peru (Rep of) 6.950%, 08/12/2031	PEN	667,000	243,264	0.02
Peru (Rep of) 8.750%, 11/21/2033		1,786,000	2,745,975	0.28
Peru (Rep of) 6.900%, 08/12/2037	PEN	3,976,000	1,431,768	0.14
Peru (Rep of) 6.850%, 02/12/2042	PEN	1,102,000	389,052	0.04
Union Andina de Cementos S.A.A. 5.875%, 10/30/2021(6)(7)		500,000	507,600	0.05
			14,032,400	1.42
Philippines (Cost $15,337,266)
Petron Corp. 7.000%, 11/10/2017	PHP	19,000,000	438,632	0.04
Philippines (Rep of) 4.000%, 01/15/2021		2,078,000	2,226,058	0.23
Philippines (Rep of) 4.950%, 01/15/2021	PHP	22,000,000	507,655	0.05
Philippines (Rep of) 3.900%, 11/26/2022	PHP	57,000,000	1,235,265	0.12
Philippines (Rep of) 10.625%, 03/16/2025		417,000	659,902	0.07
Philippines (Rep of) 5.500%, 03/30/2026		1,050,000	1,225,875	0.12
Philippines (Rep of) 9.500%, 02/02/2030		1,405,000	2,242,731	0.23
Philippines (Rep of) 7.750%, 01/14/2031		1,370,000	1,945,400	0.20
Philippines (Rep of) 6.250%, 01/14/2036	PHP	54,000,000	1,315,855	0.13
Power Sector Assets & Liabilities Management Corp. 7.250%, 05/27/2019		1,760,000	2,094,400	0.21
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		1,132,000	1,471,600	0.15
			15,363,373	1.55
Poland (Cost $25,756,400)
Poland (Rep of) 3.000%, 08/24/2016	PLN	2,593,000	1,019,015	0.10
Poland (Rep of) 4.750%, 04/25/2017	PLN	1,465,000	465,723	0.05
Poland (Rep of) 6.375%, 07/15/2019		1,230,000	1,459,334	0.15
Poland (Rep of) 5.500%, 10/25/2019	PLN	6,124,000	2,115,309	0.21
Poland (Rep of) 5.250%, 10/25/2020	PLN	3,164,000	1,103,404	0.11
Poland (Rep of) 5.750%, 10/25/2021	PLN	7,038,000	2,558,228	0.26
Poland (Rep of) 5.000%, 03/23/2022		1,240,000	1,393,450	0.14
Poland (Rep of) 5.750%, 09/23/2022	PLN	18,338,000	6,759,801	0.68
Poland (Rep of) 3.000%, 03/17/2023		960,000	951,120	0.10
Poland (Rep of) 2.750%, 08/25/2023	PLN	1,630,000	628,537	0.06
Poland (Rep of) 4.000%, 10/25/2023	PLN	9,384,000	3,127,443	0.32
Poland (Rep of) 3.250%, 07/25/2025	PLN	7,153,000	2,262,049	0.23
Poland (Rep of) 5.750%, 04/25/2029	PLN	1,425,000	573,121	0.06
Polish Television Holding B.V. 11.000%, 01/15/2021(5)	EUR	875,000	1,275,237	0.13
			25,691,771	2.60
Qatar (Cost $2,507,700)
Qatar (Rep of) 6.400%, 01/20/2040		1,559,000	1,999,418	0.20
Qatar (Rep of) 5.750%, 01/20/2042		488,000	578,280	0.06
			2,577,698	0.26
Romania (Cost $10,509,172)
Romania (Rep of) 5.900%, 07/26/2017	RON	4,630,000	1,435,394	0.14
Romania (Rep of) 5.600%, 11/28/2018	RON	860,000	271,265	0.03
Romania (Rep of) 4.750%, 06/24/2019	RON	890,000	272,529	0.03
Romania (Rep of) 5.750%, 04/29/2020	RON	2,160,000	693,482	0.07
Romania (Rep of) 5.950%, 06/11/2021	RON	340,000	110,261	0.01
Romania (Rep of) 6.750%, 02/07/2022		3,872,000	4,638,656	0.47

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Romania - (continued)
Romania (Rep of) 4.375%, 08/22/2023		2,980,000	$3,102,925	0.31
Romania (Rep of) 6.125%, 01/22/2044		240,000	281,100	0.03
			10,805,612	1.09
Russian Federation (Cost $60,289,214)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		2,445,000	2,417,494	0.24
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.750%, 04/28/2021		815,000	826,206	0.08
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017		1,425,000	1,271,813	0.13
CEDC Finance Corp. International, Inc., FRN 9.000%, 04/30/2018		1,923,103	1,788,486	0.18
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		1,885,000	1,828,450	0.18
Far East Capital Ltd. S.A. 8.000%, 05/02/2018		2,055,000	1,068,600	0.11
Far East Capital Ltd. S.A. 8.750%, 05/02/2020		1,435,000	731,850	0.07
Metalloinvest Finance Ltd. 5.625%, 04/17/2020		250,000	226,563	0.02
Mobile Telesystems OJSC 8.150%, 11/03/2020	RUB	15,250,000	344,993	0.04
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		510,000	530,915	0.05
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	56,777,000	1,243,516	0.13
Russian Federal Bond - OFZ 6.200%, 01/31/2018	RUB	40,189,000	838,161	0.08
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	40,562,000	877,062	0.09
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	55,007,000	1,172,777	0.12
Russian Federal Bond - OFZ 6.700%, 05/15/2019	RUB	26,385,000	541,978	0.05
Russian Federal Bond - OFZ 6.800%, 12/11/2019	RUB	80,834,000	1,653,883	0.17
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	52,811,000	1,046,759	0.11
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	113,664,000	2,366,555	0.24
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	57,090,000	1,170,730	0.12
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	77,332,000	1,517,504	0.15
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	23,336,000	456,571	0.05
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	32,557,000	669,152	0.07
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	89,108,000	1,655,356	0.17
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		300,000	309,036	0.03
Russian Foreign Bond - Eurobond, FRN 7.500%, 03/31/2030		5,533,440	6,277,632	0.63
Russian Foreign Bond - Eurobond 5.625%, 04/04/2042		1,000,000	1,009,170	0.10
Russian Foreign Bond - Eurobond 5.875%, 09/16/2043		200,000	209,000	0.02
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		1,505,000	1,442,919	0.15
Russian Standard Bank Via Russian Standard Finance S.A. 10.750%, 04/10/2018		1,185,000	948,000	0.10
SUEK Finance 8.250%, 06/26/2020	RUB	25,500,000	538,455	0.05
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		1,255,000	1,256,569	0.13
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		925,000	833,656	0.08
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		1,970,000	2,004,475	0.20
VimpelCom Holdings B.V. 9.000%, 02/13/2018	RUB	35,000,000	750,124	0.08
VimpelCom Holdings B.V. 7.504%, 03/01/2022		2,170,000	2,164,575	0.22
VimpelCom Holdings B.V. 5.950%, 02/13/2023		1,585,000	1,456,346	0.15
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		1,257,000	1,258,508	0.13

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		3,284,000	$3,353,785	0.34
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		520,000	490,178	0.05
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		1,547,000	1,529,596	0.15
			52,077,398	5.26
Senegal (Cost $936,753)
Senegal Government International Bond 8.750%, 05/13/2021		830,000	950,350	0.10
			950,350	0.10
Serbia (Cost $5,785,464)
Serbia (Rep of) 5.875%, 12/03/2018		770,000	815,723	0.08
Serbia (Rep of) 4.875%, 02/25/2020		2,110,000	2,141,650	0.22
Serbia (Rep of) 7.250%, 09/28/2021		2,610,000	3,000,195	0.30
			5,957,568	0.60
South Africa (Cost $67,894,766)
Edcon Pty Ltd. 9.500%, 03/01/2018	EUR	3,105,000	3,210,100	0.32
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	103,847,410	9,782,685	0.99
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	85,597,600	8,024,549	0.81
South Africa (Rep of) 6.875%, 05/27/2019		690,000	792,638	0.08
South Africa (Rep of) 5.500%, 03/09/2020		3,666,000	4,018,853	0.41
South Africa (Rep of) 5.875%, 05/30/2022		1,160,000	1,310,800	0.13
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	91,307,740	8,308,116	0.84
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	75,456,760	8,212,180	0.83
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	29,655,970	2,623,121	0.27
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	107,902,380	8,609,005	0.87
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	28,039,460	1,981,314	0.20
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	10,700,000	958,171	0.10
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	23,712,900	1,672,948	0.17
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	36,939,770	3,380,250	0.34
Transnet SOC Ltd. 9.500%, 05/13/2021	ZAR	14,100,000	1,289,683	0.13
			64,174,413	6.49
Sri Lanka (Cost $2,175,188)
Bank of Ceylon 6.875%, 05/03/2017		1,340,000	1,415,375	0.14
Sri Lanka (Rep of) 6.250%, 10/04/2020		100,000	106,500	0.01
Sri Lanka (Rep of) 6.250%, 07/27/2021		650,000	690,625	0.07
			2,212,500	0.22
Thailand (Cost $19,966,476)
Thailand (Rep of) 3.875%, 06/13/2019	THB	276,320,000	8,920,597	0.90
Thailand (Rep of) 1.200%, 07/14/2021	THB	79,700,000	2,524,050	0.25
Thailand (Rep of) 3.650%, 12/17/2021	THB	69,620,000	2,227,273	0.23
Thailand (Rep of) 3.625%, 06/16/2023	THB	160,890,000	5,132,999	0.52
Thailand (Rep of) 1.250%, 03/12/2028	THB	39,100,000	1,121,410	0.11
			19,926,329	2.01
Turkey (Cost $50,875,368)
Akbank TAS 7.500%, 02/05/2018	TRY	1,235,000	512,136	0.05
Roenesans Holding, FRN 12.000%, 12/18/2015	TRY	610,000	276,643	0.03
Turkey (Rep of) 7.000%, 09/26/2016		1,561,000	1,706,548	0.17
Turkey (Rep of) 7.500%, 07/14/2017		780,000	877,500	0.09
Turkey (Rep of) 6.750%, 04/03/2018		2,388,000	2,668,590	0.27
Turkey (Rep of) 8.300%, 06/20/2018	TRY	8,166,600	3,674,263	0.37
Turkey (Rep of) 7.000%, 03/11/2019		950,000	1,088,177	0.11

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Turkey - (continued)
Turkey (Rep of) 10.400%, 03/27/2019	TRY	7,123,000	$3,457,907	0.35
Turkey (Rep of) 7.500%, 11/07/2019		900,000	1,060,605	0.11
Turkey (Rep of) 4.000%, 04/01/2020	TRY	4,410,100	3,084,143	0.31
Turkey (Rep of) 5.625%, 03/30/2021		1,260,000	1,379,675	0.14
Turkey (Rep of) 9.500%, 01/12/2022	TRY	5,150,000	2,439,858	0.25
Turkey (Rep of) 3.000%, 02/23/2022	TRY	11,191,940	6,580,721	0.66
Turkey (Rep of) 8.500%, 09/14/2022	TRY	8,363,950	3,757,408	0.38
Turkey (Rep of) 6.250%, 09/26/2022		300,000	340,500	0.03
Turkey (Rep of) 7.100%, 03/08/2023	TRY	10,949,600	4,507,630	0.46
Turkey (Rep of) 8.800%, 09/27/2023	TRY	8,742,400	3,992,323	0.40
Turkey (Rep of) 10.400%, 03/20/2024	TRY	3,672,000	1,845,375	0.19
Turkey (Rep of) 5.750%, 03/22/2024		380,000	419,634	0.04
Turkey (Rep of) 9.000%, 07/24/2024	TRY	3,300,000	1,537,421	0.16
Turkey (Rep of) 7.375%, 02/05/2025		907,000	1,121,007	0.11
Turkey (Rep of) 6.875%, 03/17/2036		851,000	1,029,710	0.10
Turkey (Rep of) 6.750%, 05/30/2040		1,137,000	1,370,574	0.14
Turkey (Rep of) 6.000%, 01/14/2041		880,000	975,216	0.10
Turkiye Garanti Bankasi A.S. 7.375%, 03/07/2018	TRY	1,205,000	499,562	0.05
			50,203,126	5.07
Ukraine (Cost $38,258,629)
DTEK Finance B.V. 9.500%, 04/28/2015		1,145,000	993,288	0.10
DTEK Finance PLC 7.875%, 04/04/2018		4,303,000	2,732,405	0.28
Ferrexpo Finance PLC 7.875%, 04/07/2016		2,585,000	2,430,417	0.24
Metinvest B.V. 10.250%, 05/20/2015		2,601,000	2,068,315	0.21
Metinvest B.V. 8.750%, 02/14/2018		3,940,000	2,750,750	0.28
MHP S.A. 10.250%, 04/29/2015		1,283,000	1,270,170	0.13
MHP S.A. 8.250%, 04/02/2020		4,000,000	3,500,800	0.35
Mriya Agro Holding PLC 9.450%, 04/19/2018		2,050,000	410,000	0.04
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		1,200,000	970,788	0.10
Oschadbank Via SSB #1 PLC 8.875%, 03/20/2018		1,200,000	951,240	0.09
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		385,000	296,527	0.03
Ukraine (Rep of) 9.250%, 07/24/2017		3,554,000	3,234,140	0.33
Ukraine (Rep of) 7.750%, 09/23/2020		2,315,000	2,037,200	0.20
Ukraine (Rep of) 7.950%, 02/23/2021(9)		3,050,000	2,680,188	0.27
Ukraine (Rep of) 7.800%, 11/28/2022		2,950,000	2,552,340	0.26
Ukraine (Rep of) 7.500%, 04/17/2023		1,590,000	1,351,500	0.14
Ukreximbank Via Biz Finance PLC 8.750%, 01/22/2018		1,490,000	1,184,848	0.12
UKRLANDFARMING PLC 10.875%, 03/26/2018		3,095,000	1,949,850	0.20
			33,364,766	3.37
United Arab Emirates (Cost $13,545,250)
Anka a Sukuk Ltd. 10.000%, 08/25/2016	AED	5,980,000	1,794,977	0.18
Dana Gas Sukuk Ltd. 7.000%, 10/31/2017		58,260	51,851	0.01
Dana Gas Sukuk Ltd. 9.000%, 10/31/2017		1,835,060	1,669,905	0.17
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	2,100,000	3,432,604	0.35
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		3,800,000	4,750,000	0.48
Emirate of Dubai (Rep of) 5.250%, 01/30/2043		450,000	430,875	0.04
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		1,255,000	1,306,269	0.13
			13,436,481	1.36
Uruguay (Cost $11,676,554)
Uruguay (Rep of) 5.000%, 09/14/2018(4)	UYU	12,120,000	992,078	0.10
Uruguay (Rep of) 4.500%, 08/14/2024		1,674,374	1,766,464	0.18

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Uruguay - (continued)
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	24,359,000	$1,968,174	0.20
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	23,880,000	1,372,442	0.14
Uruguay (Rep of) 7.875%, 01/15/2033(5)		1,606,000	2,196,205	0.22
Uruguay (Rep of) 7.625%, 03/21/2036		1,164,000	1,585,950	0.16
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	15,937,000	1,128,443	0.11
Uruguay (Rep of) 4.125%, 11/20/2045		320,300	279,622	0.03
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	100,000	11,672	—
			11,301,050	1.14
Venezuela (Cost $24,348,389)
Petroleos de Venezuela S.A. 5.000%, 10/28/2015		2,090,000	1,849,650	0.19
Petroleos de Venezuela S.A. 5.125%, 10/28/2016		1,276,563	951,039	0.10
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		800,000	530,400	0.05
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		660,000	499,884	0.05
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		310,000	246,062	0.02
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		650,000	308,750	0.03
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		2,063,000	1,259,462	0.13
Venezuela (Rep of) 5.750%, 02/26/2016		530,000	450,500	0.04
Venezuela (Rep of) 7.750%, 10/13/2019		520,000	336,700	0.03
Venezuela (Rep of) 6.000%, 12/09/2020		425,000	252,875	0.03
Venezuela (Rep of) 12.750%, 08/23/2022		1,952,000	1,551,840	0.16
Venezuela (Rep of) 9.000%, 05/07/2023		930,000	597,525	0.06
Venezuela (Rep of) 8.250%, 10/13/2024		1,740,000	1,050,960	0.11
Venezuela (Rep of) 7.650%, 04/21/2025		440,000	264,000	0.03
Venezuela (Rep of) 11.750%, 10/21/2026		6,602,200	4,839,413	0.49
Venezuela (Rep of) 9.250%, 09/15/2027		1,339,000	890,435	0.09
Venezuela (Rep of) 9.250%, 05/07/2028		1,783,000	1,132,205	0.11
Venezuela (Rep of) 11.950%, 08/05/2031		5,710,100	4,154,098	0.42
			21,165,798	2.14
Vietnam (Cost $3,288,296)
Vietnam (Rep of) 6.875%, 01/15/2016		940,000	992,875	0.10
Vietnam (Rep of) 6.750%, 01/29/2020		2,081,000	2,330,720	0.24
			3,323,595	0.34
Total Debt Securities (Cost $870,424,115)			829,869,611	83.88

Bank Loans

United Arab Emirates (Cost $8,946,122)
DP World Ltd.(4)(10)		2,386,287	2,243,110	0.23
DP World Ltd.(4)(10)		9,065,684	6,753,935	0.68
			8,997,045	0.91
Total Bank Loans (Cost $8,946,122)			8,997,045	0.91

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Equity Securities

China (Cost $ — )
Emerald Plantation Holdings Ltd.(4)		308,246	$48,548	—
			48,548	—
Total Equity Securities (Cost $ — )			48,548	—

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 08/23/2014, Strike Price $11.92(6)(7)		1,308,684	$66,743	0.01

Total Warrants (Cost $27,482)			66,743	0.01

	Currency(1)	Par	Value	% of Net Assets
Short-Term Investments

ABN AMRO Bank, Time Deposit 0.030%,		20,000,000	$20,000,000	2.02
National Bank, Time Deposit 0.120%,		25,000,000	25,000,000	2.53

Total Short-Term Investments (Cost $45,000,000)			45,000,000	4.55

Total Investments in Securities (Cost $924,397,719)			883,981,947	89.35

Fully Funded Total Return Swaps

Indonesia (Cost $23,318,414)
Indonesia (Rep of), Issued by ANZ Banking Corp., 5.250% 05/15/2018	IDR	16,900,000,000	1,288,120	0.13
Indonesia (Rep of), Issued by ANZ Banking Corp., 7.875% 04/15/2019	IDR	16,000,000,000	1,325,279	0.13
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375% 03/15/2024	IDR	12,400,000,000	1,048,126	0.11
Indonesia (Rep of), Issued by ANZ Banking Corp., 9.000% 03/15/2029	IDR	9,000,000,000	782,199	0.08
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375% 03/15/2034	IDR	13,000,000,000	1,068,184	0.11
Indonesia (Rep of), Issued by HSBC, 8.375% 03/15/2034	IDR	3,022,000,000	248,312	0.02
Indonesia (Rep of), Issued by Standard Chartered, 7.875% 04/15/2019	IDR	21,131,000,000	1,750,280	0.18
Indonesia (Rep of), Issued by Standard Chartered, 12.800% 06/15/2021	IDR	15,700,000,000	1,614,170	0.16
Indonesia (Rep of), Issued by Standard Chartered, 8.375% 03/15/2024	IDR	52,130,000,000	4,406,354	0.44

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of), Issued by Standard Chartered, 11.000% 09/15/2025	IDR	5,602,000,000	$552,408	0.06
Indonesia (Rep of), Issued by Standard Chartered, 8.375% 09/15/2026	IDR	9,100,000,000	752,111	0.08
Indonesia (Rep of), Issued by Standard Chartered, 7.000% 05/15/2027	IDR	16,188,000,000	1,206,900	0.12
Indonesia (Rep of), Issued by Standard Chartered, 9.000% 03/15/2029	IDR	11,300,000,000	982,095	0.10
Indonesia (Rep of), Issued by Standard Chartered, 10.500% 08/15/2030	IDR	18,150,000,000	1,755,016	0.18
Indonesia (Rep of), Issued by Standard Chartered, 8.375% 03/15/2034	IDR	21,260,000,000	1,746,891	0.18
			20,526,445	2.08
Total Fully Funded Total Return Swaps (Cost $23,318,414)			20,526,445	2.08

Total Investments (Total Cost $947,716,133)			904,508,392	91.43

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			84,819,084	8.57
Net Assets			$989,327,476	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)	Security determined to be illiquid by the Investment Manager.
(5)	Security is payment in-kind bond.
(6)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(7)	Restricted security that has been deemed illiquid. At October 31, 2014, the value of these restricted illiquid securities amounted to $6,378,564 or 0.6% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/07/2014	$1,695,922
Far East Energy Bermuda Ltd., Exp. 08/23/2014, Strike Price $11.92	01/14/2013	27,482
Kazakhstan Government International Bond, 4.875%, 10/14/2044	10/07/2014	394,928
New World Resources N.V., 8.000%, 04/07/2020	10/07/2014	1,611,695
New World Resources N.V., 4.000%, 10/07/2020	10/07/2014	36,421
Pacific Rubiales Energy Corp., 5.625%, 01/19/2025	09/15/2014-09/26/2014	1,927,902
Sino-Forest Corp., 4.250%-10.250%, 08/01/2013-10/21/2017	01/31/2013	—
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021	10/28/2014	500,000

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

(8)	Security has been deemed worthless and is a Level 3 investment.
(9)	All or a portion of security is held as collateral for Reverse Repurchase Agreement.
(10)	When Issued Security.

Percentages shown are based on net assets.

At October 31, 2014, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	6,844,800	United States Dollar	2,760,000	$(1,041)
11/04/2014	Barclays Wholesale GTS	Brazilian Real	1,188,371	United States Dollar	486,240	(7,239)
11/04/2014	BNP Paris	Brazilian Real	19,265,566	United States Dollar	7,790,000	(24,556)
11/04/2014	Goldman Sachs International Ltd. London	Brazilian Real	15,570,555	United States Dollar	6,405,000	(128,918)
11/04/2014	JP Morgan	Brazilian Real	8,140,880	United States Dollar	3,208,229	73,146
11/04/2014	Merrill Lynch International	Brazilian Real	13,109,710	United States Dollar	5,434,482	(150,302)
11/04/2014	Morgan Stanley & Co. International	Brazilian Real	7,325,718	United States Dollar	2,977,450	(24,645)
11/04/2014	Union Bank of Switzerland - London	Brazilian Real	11,333,985	United States Dollar	4,644,581	(76,149)
11/04/2014	Barclays Wholesale GTS	United States Dollar	13,734,062	Brazilian Real	33,461,670	246,542
11/04/2014	Barclays Wholesale GTS	United States Dollar	8,618,276	Brazilian Real	21,373,324	3,250
11/04/2014	CSFB Global Foreign Exchange London	United States Dollar	10,800,000	Brazilian Real	26,120,340	271,577
11/04/2014	Goldman Sachs International Ltd. London	United States Dollar	4,074,578	Brazilian Real	9,965,130	57,896
11/06/2014	JP Morgan	United States Dollar	1,989,209	Nigerian Naira	329,810,846	(1,801)
11/10/2014	Deutsche Bank London	Peruvian Neuvo Sol	869,181	United States Dollar	296,801	207
11/10/2014	Merrill Lynch International	Peruvian Neuvo Sol	2,514,521	United States Dollar	859,959	(722)
11/10/2014	Morgan Stanley & Co. International	Peruvian Neuvo Sol	749,790	United States Dollar	255,639	571
11/14/2014	BNP Paris	Euro	144,456	United States Dollar	184,455	(3,413)
11/14/2014	Union Bank of Switzerland - London	Euro	130,316	United States Dollar	164,587	(1,267)
11/14/2014	HSBC Bank PLC	United States Dollar	3,794,519	British Pound	2,361,129	17,850
11/14/2014	Barclays Wholesale GTS	United States Dollar	8,507,146	Euro	6,734,290	67,316
11/14/2014	Barclays Wholesale GTS	United States Dollar	106,714	Euro	84,358	991
11/14/2014	BNP Paris	United States Dollar	193,674	Euro	151,988	3,193
11/14/2014	Deutsche Bank London	United States Dollar	108,366	Euro	85,593	1,096
11/28/2014	Merrill Lynch International	Euro	8,881,027	United States Dollar	11,271,000	(139,752)
11/28/2014	Morgan Stanley & Co. International	Euro	478,774	United States Dollar	610,355	(10,273)
11/28/2014	Barclays Wholesale GTS	Hungarian Forint	1,051,032,240	United States Dollar	4,320,000	(48,399)
11/28/2014	Merrill Lynch International	Hungarian Forint	39,235,200	United States Dollar	160,000	(540)
11/28/2014	ANZ Banking Corp. Melbourne	Indian Rupee	187,975,690	United States Dollar	3,029,911	20,919
11/28/2014	Deutsche Bank London	Indian Rupee	97,733,908	United States Dollar	1,585,817	396
11/28/2014	Barclays Wholesale GTS	Korean Won	18,306,128,405	United States Dollar	17,652,969	(627,775)
11/28/2014	Citibank London	Korean Won	1,165,021,056	United States Dollar	1,123,670	(40,169)
11/28/2014	Merrill Lynch International	Korean Won	10,164,624,941	United States Dollar	9,550,347	(96,971)
11/28/2014	Citibank London	Malaysian Ringgit	5,579,671	United States Dollar	1,697,290	(14,910)
11/28/2014	Deutsche Bank London	Malaysian Ringgit	16,551,208	United States Dollar	5,169,022	(178,508)
11/28/2014	ANZ Banking Corp. Melbourne	Philippine Peso	209,261,600	United States Dollar	4,673,626	(23,372)
11/28/2014	ANZ Banking Corp. Melbourne	Philippine Peso	123,222,000	United States Dollar	2,768,598	(30,334)
11/28/2014	JP Morgan	Philippine Peso	33,554,842	United States Dollar	743,680	1,982
11/28/2014	Union Bank of Switzerland - London	Polish Zloty	12,772,027	United States Dollar	4,011,315	(225,380)
11/28/2014	Deutsche Bank London	Russian Ruble	19,568,400	United States Dollar	460,000	(8,649)
11/28/2014	Morgan Stanley & Co. International	Russian Ruble	136,459,733	United States Dollar	3,695,692	(548,206)
11/28/2014	Deutsche Bank London	Singapore Dollar	1,500,169	United States Dollar	1,177,120	(9,579)
11/28/2014	Deutsche Bank London	Singapore Dollar	27,014,509	United States Dollar	21,379,850	(355,184)
11/28/2014	JP Morgan	Singapore Dollar	1,234,655	United States Dollar	979,030	(18,131)
11/28/2014	Citibank London	South African Rand	31,404,098	United States Dollar	2,780,000	54,199
11/28/2014	HSBC Bank PLC	Taiwan Dollar	197,875,708	United States Dollar	6,551,091	(56,711)
11/28/2014	ANZ Banking Corp. Melbourne	Thai Baht	87,678,000	United States Dollar	2,708,619	(20,061)
11/28/2014	Barclays Wholesale GTS	Thai Baht	56,051,584	United States Dollar	1,751,612	(32,846)
11/28/2014	BNP Paris	Thai Baht	62,113,200	United States Dollar	1,941,644	(37,005)
11/28/2014	Goldman Sachs International Ltd. London	Thai Baht	98,402,000	United States Dollar	3,073,142	(55,743)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/28/2014	HSBC Bank PLC	Turkish Lira	5,766,895	United States Dollar	2,591,630	$(13,636)
11/28/2014	JP Morgan	Turkish Lira	10,767,200	United States Dollar	4,840,000	(26,704)
11/28/2014	HSBC Bank PLC	United States Dollar	1,690,000	Chinese Yuan Renminbi	10,362,235	3,086
11/28/2014	Goldman Sachs International Ltd. London	United States Dollar	4,946,470	Colombian Peso	10,169,943,115	20,699
11/28/2014	Citibank London	United States Dollar	14,223,135	Euro	10,839,309	637,427
11/28/2014	Citibank London	United States Dollar	3,297,712	Euro	2,512,374	148,768
11/28/2014	Merrill Lynch International	United States Dollar	5,930,190	Euro	4,500,000	290,007
11/28/2014	Merrill Lynch International	United States Dollar	6,021,819	Euro	4,573,695	289,268
11/28/2014	Morgan Stanley & Co. International	United States Dollar	5,643,710	Euro	4,508,180	(6,726)
11/28/2014	Union Bank of Switzerland - London	United States Dollar	17,990,860	Euro	13,707,552	810,171
11/28/2014	Citibank London	United States Dollar	481,312	Hungarian Forint	116,025,115	9,763
11/28/2014	JP Morgan	United States Dollar	719,987	Hungarian Forint	173,372,989	15,366
11/28/2014	Merrill Lynch International	United States Dollar	1,970,000	Hungarian Forint	483,083,400	6,654
11/28/2014	ANZ Banking Corp. Melbourne	United States Dollar	3,740,000	Indonesian Rupiah	45,422,300,000	(6,976)
11/28/2014	BNP Paris	United States Dollar	1,837,756	Indonesian Rupiah	22,631,963,820	(29,200)
11/28/2014	Deutsche Bank London	United States Dollar	3,190,000	Korean Won	3,408,196,000	20,286
11/28/2014	HSBC Bank PLC	United States Dollar	3,640,000	Polish Zloty	12,275,172	1,345
11/28/2014	Union Bank of Switzerland - London	United States Dollar	2,439,985	Polish Zloty	7,900,341	98,135
11/28/2014	JP Morgan	United States Dollar	198,456	Romanian Leu	674,017	7,130
11/28/2014	Merrill Lynch International	United States Dollar	179,714	Romanian Leu	610,335	6,465
11/28/2014	BNP Paris	United States Dollar	2,715,000	Singapore Dollar	3,480,301	6,375
11/28/2014	CSFB Global Foreign Exchange London	United States Dollar	16,654,945	South African Rand	183,537,498	90,807
11/28/2014	Goldman Sachs International Ltd. London	United States Dollar	1,475,000	South African Rand	16,088,858	22,991
11/28/2014	Union Bank of Switzerland - London	United States Dollar	945,363	South African Rand	10,266,071	18,857
11/28/2014	BNP Paris	United States Dollar	3,912,588	Turkish Lira	8,580,369	76,878
11/28/2014	Citibank London	United States Dollar	3,050,000	Turkish Lira	6,994,596	(76,817)
12/02/2014	Union Bank of Switzerland - London	Brazilian Real	46,031,760	United States Dollar	18,990,000	(593,410)
12/02/2014	Barclays Wholesale GTS	United States Dollar	3,219,139	Brazilian Real	8,140,880	(34,363)
12/02/2014	JP Morgan	United States Dollar	3,183,078	Brazilian Real	8,140,880	(70,425)
12/19/2014	Morgan Stanley & Co. International	Russian Ruble	324,220,544	United States Dollar	8,280,438	(859,558)
12/30/2014	Barclays Wholesale GTS	Thai Baht	26,047,535	United States Dollar	803,614	(6,090)
12/30/2014	Goldman Sachs International Ltd. London	Thai Baht	101,311,200	United States Dollar	3,104,373	(2,424)
12/30/2014	Goldman Sachs International Ltd. London	Thai Baht	99,085,200	United States Dollar	3,056,016	(22,223)
12/30/2014	JP Morgan	Thai Baht	87,997,700	United States Dollar	2,695,595	(1,279)
12/31/2014	Goldman Sachs International Ltd. London	Chinese Yuan Renminbi	95,205,500	United States Dollar	15,485,605	(2,808)
12/31/2014	BNP Paris	Indian Rupee	178,522,000	United States Dollar	2,884,971	(2,319)
12/31/2014	Citibank London	Indian Rupee	119,573,157	United States Dollar	1,931,559	(773)
12/31/2014	Union Bank of Switzerland - London	Indian Rupee	434,566,500	United States Dollar	7,025,000	(7,916)
12/31/2014	Union Bank of Switzerland - London	Malaysian Ringgit	24,000,000	United States Dollar	7,359,706	(143,685)
12/31/2014	BNP Paris	Taiwan Dollar	341,078,606	United States Dollar	11,258,578	(59,638)
12/31/2014	HSBC Bank PLC	United States Dollar	3,330,000	Chinese Yuan Renminbi	20,459,520	2,770
12/31/2014	BNP Paris	United States Dollar	4,280,000	Malaysian Ringgit	14,091,900	43,023
12/31/2014	Union Bank of Switzerland - London	United States Dollar	2,135,000	Taiwan Dollar	64,829,275	6,402
01/30/2015	Santander	Chilean Peso	6,549,173,750	United States Dollar	10,835,827	450,888
01/30/2015	Santander	Chilean Peso	2,724,297,223	United States Dollar	4,628,043	66,957
01/30/2015	HSBC Bank PLC	Chinese Yuan Renminbi	81,186,506	United States Dollar	13,173,212	(9,135)
01/30/2015	Goldman Sachs International Ltd. London	Hungarian Forint	1,620,829,693	United States Dollar	6,642,010	(63,827)
01/30/2015	Barclays Wholesale GTS	Indian Rupee	506,019,163	United States Dollar	8,155,023	(22,987)
01/30/2015	Goldman Sachs International Ltd. London	Indian Rupee	489,596,400	United States Dollar	7,822,903	45,209
01/30/2015	Merrill Lynch International	Indian Rupee	475,691,400	United States Dollar	7,657,621	(12,971)
01/30/2015	Goldman Sachs International Ltd. London	Israeli Shekel	14,107,433	United States Dollar	3,751,877	(36,568)
01/30/2015	BNP Paris	Malaysian Ringgit	5,912,984	United States Dollar	1,792,547	(18,431)
01/30/2015	Deutsche Bank London	Mexican Peso	78,484,860	United States Dollar	5,761,837	34,624
01/30/2015	Deutsche Bank London	Mexican Peso	72,039,049	United States Dollar	5,335,000	(14,591)
01/30/2015	HSBC Bank PLC	Mexican Peso	124,817,343	United States Dollar	9,172,553	45,772
01/30/2015	Morgan Stanley & Co. International	Mexican Peso	195,151,259	United States Dollar	14,314,833	97,968
01/30/2015	Deutsche Bank London	Peruvian Neuvo Sol	1,037,028	United States Dollar	351,178	(94)
01/30/2015	Deutsche Bank London	Peruvian Neuvo Sol	1,569,875	United States Dollar	531,620	(143)
01/30/2015	ANZ Banking Corp. Melbourne	Philippine Peso	357,538,200	United States Dollar	7,940,000	(5,183)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/30/2015	Deutsche Bank London	Philippine Peso	94,697,300	United States Dollar	2,110,717	$(9,107)
01/30/2015	Union Bank of Switzerland - London	Philippine Peso	102,280,237	United States Dollar	2,281,513	(11,616)
01/30/2015	Deutsche Bank London	Polish Zloty	26,190,761	United States Dollar	7,839,499	(95,709)
01/30/2015	Merrill Lynch International	Polish Zloty	26,190,761	United States Dollar	7,841,076	(97,287)
01/30/2015	Merrill Lynch Capital Markets	Romanian Leu	25,770,330	United States Dollar	7,349,303	(52,115)
01/30/2015	JP Morgan	Russian Ruble	258,302,276	United States Dollar	6,012,623	(150,137)
01/30/2015	BNP Paris	Thai Baht	161,225,790	United States Dollar	4,930,000	(121)
01/30/2015	BNP Paris	Thai Baht	73,079,448	United States Dollar	2,250,676	(16,090)
01/30/2015	Goldman Sachs International Ltd. London	Thai Baht	101,923,700	United States Dollar	3,146,764	(30,194)
01/30/2015	Morgan Stanley & Co. International	Turkish Lira	11,367,290	United States Dollar	5,060,000	(47,891)
01/30/2015	CSFB Global Foreign Exchange London	United States Dollar	2,245,000	Colombian Peso	4,671,283,750	(4,377)
01/30/2015	Merrill Lynch International	United States Dollar	400,000	Czech Koruna	8,871,112	(36)
01/30/2015	Merrill Lynch International	United States Dollar	295,000	Israeli Shekel	1,116,150	1,053
01/30/2015	BNP Paris	United States Dollar	449,151	Peruvian Neuvo Sol	1,318,931	2,629
01/30/2015	CSFB Global Foreign Exchange London	United States Dollar	340,000	Peruvian Neuvo Sol	1,003,680	206
01/30/2015	Merrill Lynch Capital Markets	United States Dollar	365,000	Romanian Leu	1,286,260	780
01/30/2015	CSFB Global Foreign Exchange London	United States Dollar	4,830,000	Turkish Lira	10,837,554	51,464
01/30/2015	Union Bank of Switzerland - London	United States Dollar	2,633,960	Turkish Lira	5,979,617	(2,595)
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	30,344,995	United States Dollar	4,798,386	105,726
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	9,743,760	United States Dollar	1,560,000	14,708
03/04/2015	HSBC Bank PLC	Chinese Offshore Yuan	28,613,200	United States Dollar	4,645,000	(20,766)
03/04/2015	HSBC Bank PLC	United States Dollar	4,172,479	Chinese Offshore Yuan	25,931,955	(18,434)
03/04/2015	HSBC Bank PLC	United States Dollar	6,875,653	Chinese Offshore Yuan	42,770,000	(36,488)
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	21,180,939	United States Dollar	3,399,284	20,245
03/19/2015	Standard Chartered London	Chinese Offshore Yuan	8,764,244	United States Dollar	1,403,739	11,193
03/19/2015	Standard Chartered London	United States Dollar	4,812,404	Chinese Offshore Yuan	29,945,183	(22,057)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	38,604,157	United States Dollar	5,775,607	445,968
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	174,251	United States Dollar	26,573	1,510
04/13/2015	HSBC Bank PLC	United States Dollar	93,434	Chinese Offshore Yuan	612,369	(5,257)
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,554,650	(22,879)
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,565,925	(24,696)
04/13/2015	HSBC Bank PLC	United States Dollar	2,050,000	Chinese Offshore Yuan	13,449,435	(117,556)
04/13/2015	HSBC Bank PLC	United States Dollar	2,710,000	Chinese Offshore Yuan	17,596,030	(125,835)
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	105,616,865	United States Dollar	16,100,132	897,081
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	6,222,535	United States Dollar	939,109	62,301
05/04/2015	Standard Chartered London	United States Dollar	1,100,000	Chinese Offshore Yuan	7,158,800	(52,085)
05/04/2015	Standard Chartered London	United States Dollar	3,400,000	Chinese Offshore Yuan	22,343,100	(195,737)
05/04/2015	Standard Chartered London	United States Dollar	12,500,000	Chinese Offshore Yuan	82,337,500	(750,801)
07/17/2015	HSBC Bank PLC	Chinese Offshore Yuan	3,785,666	United States Dollar	564,393	41,977
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	24,998,265	United States Dollar	3,761,400	242,705
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	657,900	United States Dollar	100,038	5,341
07/17/2015	HSBC Bank PLC	United States Dollar	18,198	Chinese Offshore Yuan	119,651	(967)
07/17/2015	HSBC Bank PLC	United States Dollar	557,442	Chinese Offshore Yuan	3,666,015	(29,764)
07/17/2015	Standard Chartered London	United States Dollar	3,870,000	Chinese Offshore Yuan	25,656,165	(239,485)
03/06/2017	HSBC Bank PLC	Chinese Offshore Yuan	26,500,860	United States Dollar	4,163,202	(15,553)
03/06/2017	HSBC Bank PLC	Chinese Offshore Yuan	42,770,000	United States Dollar	6,710,599	(16,668)
03/06/2017	HSBC Bank PLC	United States Dollar	4,645,000	Chinese Offshore Yuan	28,989,445	107,863
03/06/2017	HSBC Bank PLC	United States Dollar	1,560,000	Chinese Offshore Yuan	9,936,420	4,851
03/06/2017	HSBC Bank PLC	United States Dollar	4,717,450	Chinese Offshore Yuan	30,344,995	(31,844)
03/20/2017	Standard Chartered London	Chinese Offshore Yuan	30,331,751	United States Dollar	4,756,057	(10,097)
03/20/2017	Standard Chartered London	United States Dollar	3,399,284	Chinese Offshore Yuan	21,446,083	43,651
03/20/2017	Standard Chartered London	United States Dollar	1,403,739	Chinese Offshore Yuan	8,885,668	13,413

Total						$(1,133,808)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

At October 31, 2014, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Unrealized Gains/ (Losses)	Counterparty
Brazil CETIP Interbank Deposit Rate	12.303%	BRL	17,198,495	01/02/2017	$73,098	HSBC
Brazil CETIP Interbank Deposit Rate	12.490%	BRL	8,372,990	01/02/2017	50,676	HSBC
Brazil CETIP Interbank Deposit Rate	12.285%	BRL	3,291,726	01/02/2017	11,220	HSBC
Brazil CETIP Interbank Deposit Rate	11.435%	BRL	15,585,009	01/02/2017	(87,113)	HSBC
Johannesburg Interbank Agreed Rate 3 Month	6.580%	ZAR	39,000,000	11/07/2016	205	Barclays Capital
Johannesburg Interbank Agreed Rate 3 Month	6.695%	ZAR	20,206,000	01/14/2017	134	HSBC
Johannesburg Interbank Agreed Rate 3 Month	6.760%	ZAR	21,900,000	01/17/2017	2,735	Morgan Stanley
Johannesburg Interbank Agreed Rate 3 Month	7.115%	ZAR	11,900,000	04/10/2017	9,284	Barclays Captial
Johannesburg Interbank Agreed Rate 3 Month	6.975%	ZAR	39,100,000	08/14/2017	20,464	HSBC

					$80,703

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$ —	$231,326,532	$ —	$ 231,326,532
Corporate Convertible Bonds	—	404,889	—	404,889
Government Agencies	—	6,998,559	—	6,998,559
Government Bonds	—	550,962,365	—	550,962,365
Municipal Bonds	—	4,750,000	—	4,750,000
Index Linked Corporate Bonds	—	3,985,880	—	3,985,880
Index Linked Government Bonds	—	24,704,564	—	24,704,564
Financial Certificate	—	6,736,822	—	6,736,822

Total Debt Securities	—	829,869,611	—	829,869,611
Common Stock	—	48,548	—	48,548
Bank Loans	—	8,997,045	—	8,997,045
Warrants	—	66,743	—	66,743
Fully Funded Total Return Swaps	—	20,526,445	—	20,526,445
Short-Term Investments	—	45,000,000	—	45,000,000
Total Investments	$ —	$904,508,392	$ —	$ 904,508,392

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$ 6,269,887	$ —	$ 6,269,887
Interest Rate Swap Contracts	—	167,816	—	167,816
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(7,403,695)	—	(7,403,695)
Interest Rate Swap Contracts	—	(87,113)	—	(87,113)
Total Other Financial Instruments	$ —	$ (1,053,105)	$ —	$ (1,053,105)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$167,816
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	6,269,887	—
	$6,269,887	$167,816

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(87,113)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(7,403,695)	—
	$(7,403,695)	$(87,113)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (1,448,263)	$—
Net Realized Loss on Options	—	(189,973)
Net Realized Loss on Interest Rate Swap Contracts	—	(91,420)
	$ (1,448,263)	$(281,393)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (831,849)	$—
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	122,961
Net Change in Unrealized Appreciation on Options	—	189,845
	$ (831,849)	$312,806

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$953,635,548
Gross tax appreciation of investments	7,371,228
Gross tax depreciation of investments	(56,498,384)
Net tax depreciation of investments	$(49,127,156)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $108,070)
YPF S.A. ADR		3,169	$111,454	1.08
			111,454	1.08
Brazil (Cost $807,106)
Banco do Brasil S.A.	BRL	9,800	109,671	1.06
Cosan Ltd., Class A		18,900	200,151	1.94
Cosan S.A. Industria e Comercio	BRL	4,000	55,838	0.54
Estacio Participacoes S.A.	BRL	8,700	100,767	0.97
Iochpe-Maxion S.A.	BRL	14,700	101,207	0.98
JBS S.A.	BRL	42,900	191,309	1.85
			758,943	7.34
Chile (Cost $125,377)
Banco de Chile ADR		322	23,828	0.23
Empresa Nacional de Electricidad S.A.	CLP	66,574	104,143	1.01
			127,971	1.24
China (Cost $2,603,934)
Baidu, Inc. ADR		2,203	526,010	5.09
China CITIC Bank Corp. Ltd., Class H	HKD	650,000	423,418	4.10
China Merchants Bank Co. Ltd., Class H	HKD	102,008	188,709	1.83
China Minsheng Banking Corp. Ltd., Class H	HKD	258,200	258,472	2.50
China National Building Material Co. Ltd., Class H	HKD	178,000	164,888	1.60
China South City Holdings Ltd.	HKD	194,000	87,846	0.85
CITIC Securities Co. Ltd., Class H	HKD	44,000	109,589	1.06
Ju Teng International Holdings Ltd.	HKD	142,000	79,697	0.77
Nine Dragons Paper Holdings Ltd.	HKD	127,000	98,296	0.95
Ping An Insurance Group Co. of China Ltd., Class H	HKD	42,000	343,963	3.33
Shimao Property Holdings Ltd.	HKD	95,000	204,098	1.97
SouFun Holdings Ltd. ADR		10,327	100,688	0.97
Sunac China Holdings Ltd.	HKD	200,000	173,108	1.67
ZTE Corp., Class H	HKD	36,200	87,704	0.85
			2,846,486	27.54
Egypt (Cost $37,408)
Egyptian Financial Group-Hermes Holding GDR		7,277	32,747	0.32
			32,747	0.32
Greece (Cost $119,613)
Piraeus Bank S.A.	EUR	53,475	77,852	0.75
			77,852	0.75
Hungary (Cost $110,054)
OTP Bank PLC	HUF	6,109	101,219	0.98
			101,219	0.98
India (Cost $77,942)
ICICI Bank Ltd. ADR		1,961	110,522	1.07
			110,522	1.07
Indonesia (Cost $210,365)
Bank Mandiri Persero Tbk PT	IDR	121,700	104,445	1.01
Bank Rakyat Indonesia Persero Tbk PT	IDR	70,600	64,890	0.63
Indomobil Sukses Internasional Tbk PT	IDR	33,500	10,675	0.10
Mitra Adiperkasa Tbk PT	IDR	54,900	24,128	0.23
			204,138	1.97
Mexico (Cost $345,042)
Cemex S.A.B. de C.V. ADR (Participation Certificate)		8,555	105,226	1.02
Grupo Mexico S.A.B. de C.V., Series B	MXN	28,926	99,390	0.96

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Mexico - (continued)
Ternium S.A. ADR		6,099	$134,239	1.30
			338,855	3.28
Russian Federation (Cost $763,774)
Aeroflot - Russian Airlines OJSC		36,000	31,974	0.31
Gazprom OAO ADR		29,477	195,636	1.89
NOVATEK OAO GDR (Registered)		4,132	444,127	4.30
			671,737	6.50
Singapore (Cost $202,719)
Lippo Karawaci Tbk PT	IDR	2,398,700	213,569	2.07
			213,569	2.07
South Korea (Cost $1,571,856)
Hyundai Mobis Co. Ltd.	KRW	420	100,116	0.97
Hyundai Motor Co.	KRW	598	95,374	0.92
Kia Motors Corp.	KRW	5,929	289,245	2.80
Korea Electric Power Corp.	KRW	6,932	302,344	2.92
Korean Reinsurance Co.	KRW	10,950	116,875	1.13
LG Chem Ltd.	KRW	668	124,293	1.20
LG Household & Health Care Ltd.	KRW	171	99,833	0.97
POSCO	KRW	319	91,690	0.89
Samsung Engineering Co. Ltd.	KRW	1,432	82,615	0.80
SK Innovation Co. Ltd.	KRW	914	74,602	0.72
			1,376,987	13.32
Taiwan (Cost $1,037,296)
Capital Securities Corp.	TWD	126,000	40,700	0.39
Casetek Holdings Ltd.	TWD	31,000	191,237	1.85
Evergreen Marine Corp. Taiwan Ltd.	TWD	108,000	63,843	0.62
Hon Hai Precision Industry Co. Ltd.	TWD	99,600	315,207	3.05
Novatek Microelectronics Corp.	TWD	41,000	212,624	2.06
Shin Kong Financial Holding Co. Ltd.	TWD	347,792	105,707	1.02
United Microelectronics Corp.	TWD	235,000	104,026	1.01
			1,033,344	10.00
Thailand (Cost $219,933)
Kasikornbank PCL NVDR	THB	25,600	185,779	1.80
Krung Thai Bank PCL (Registered)	THB	80,300	57,445	0.55
			243,224	2.35
Turkey (Cost $220,990)
TAV Havalimanlari Holding A.S.	TRY	13,809	115,745	1.12
Yapi ve Kredi Bankasi A.S.	TRY	46,579	102,019	0.99
			217,764	2.11
United Arab Emirates (Cost $56,698)
Emaar Malls Group PJSC	AED	71,770	62,723	0.61
			62,723	0.61
Total Common Stock (Cost $8,618,177)			8,529,535	82.53

Preferred Stock

Brazil (Cost $716,624)
Braskem S.A. ADR		10,964	160,842	1.55
Itau Unibanco Holding S.A. ADR		14,417	212,795	2.06
Petroleo Brasileiro S.A.		10,281	125,736	1.22
Usinas Siderurgicas de Minas Gerais S.A., Class A	BRL	43,700	100,525	0.97
			599,898	5.80

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Colombia (Cost $107,342)
Avianca Holdings S.A. ADR		7,065	$105,198	1.02
			105,198	1.02
South Korea (Cost $56,363)
Hyundai Motor Co. Ltd.	KRW	336	40,966	0.40
			40,966	0.40
Total Preferred Stock (Cost $880,329)			746,062	7.22

Equity-Linked Securities

India (Cost $566,492)
Adani Ports and Special Economic Zone Ltd., Issued by JP Morgan Structured Products B.V.		36,568	170,085	1.64
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		15,281	109,356	1.06
Maruti Suzuki India Ltd., Issued by Merrill Lynch International & Co.		2,075	113,361	1.10
Oil & Natural Gas Corp. Ltd., Issued by JP Morgan Structured Products B.V.		15,369	102,557	0.99
Shriram Transport Finance Co. Ltd., Issued by JP Morgan Structured Products B.V.		3,388	52,649	0.51
Tata Chemicals Ltd., Issued by JP Morgan Structured Products B.V.		7,875	52,344	0.51
Tech Mahindra Ltd., Issued by Citigroup Global Markets		4,028	165,825	1.60
			766,177	7.41
Total Equity-Linked Securities (Cost $566,492)			766,177	7.41

Total Investments (Total Cost $10,064,998)			10,041,774	97.16

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			293,355	2.84

Net Assets			$10,335,129	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

At October 31, 2014, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	7.5%
Consumer Staples	2.8
Energy	12.7
Financials	35.5
Industrials	6.5
Information Technology	17.3
Materials	11.0
Utilities	3.9
Total Investments	97.2
Other Assets Less Liabilities	2.8
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments, as of October 31, 2014.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$111,454	$—	$—	$111,454
Brazil	758,943	—	—	758,943
Chile	23,828	104,143	—	127,971
China	626,698	2,015,690	—	2,642,388
Egypt	32,747	—	—	32,747
Greece	—	77,852	—	77,852
Hong Kong	—	204,098	—	204,098
Hungary	—	101,219	—	101,219
India	110,522	—	—	110,522
Indonesia	—	204,138	—	204,138
Mexico	338,855	—	—	338,855
Russian Federation	31,974	639,763	—	671,737
Singapore	—	213,569	—	213,569
South Korea	—	1,376,987	—	1,376,987
Taiwan	—	1,033,344	—	1,033,344
Thailand	57,445	185,779	—	243,224
Turkey	—	217,764	—	217,764
United Arab Emirates	62,723	—	—	62,723

Total Common Stock	2,155,189	6,374,346	—	8,529,535
Preferred Stock
Brazil	599,898	—	—	599,898
Colombia	105,198	—	—	105,198
South Korea	—	40,966	—	40,966

Total Preferred Stock	705,096	40,966	—	746,062
Equity - Linked Securities
India	—	766,177	—	766,177
Total Investments	$2,860,285	$7,181,489	$—	$10,041,774

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2014, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value	Reason
Common Stocks
		Fair value factor was not applicable in prior year
China	$1,331,318	(post close market activity)
		Fair value factor was not applicable in prior year
Hong Kong	204,098	(post close market activity)
		Fair value factor was not applicable in prior year
Indonesia	10,675	(post close market activity)
		Fair value factor was not applicable in prior year
Russian Federation	444,127	(post close market activity)
		Fair value factor was not applicable in prior year
South Korea	808,518	(post close market activity)
		Fair value factor was not applicable in prior year
Taiwan	273,576	(post close market activity)
		Fair value factor was not applicable in prior year
Thailand	185,779	(post close market activity)
Total	$3,258,091

The following is a summary of the fair values of the Fund’s derivative instruments* :

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (1,467)

*  See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$10,127,975
Gross tax appreciation of investments	664,389
Gross tax depreciation of investments	(750,590)
Net tax depreciation of investments	$(86,201)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $761,785)
IRSA Inversiones y Representaciones S.A. ADR		49,895	$734,953	1.49
			734,953	1.49
Brazil (Cost $4,536,880)
ALL - America Latina Logistica S.A.	BRL	65,400	179,211	0.36
GAEC Educacao S.A.	BRL	44,800	569,514	1.16
Iochpe-Maxion S.A.	BRL	140,000	963,881	1.95
Magazine Luiza S.A.	BRL	93,400	310,969	0.63
Mills Estruturas e Servicos de Engenharia S.A.	BRL	67,500	439,939	0.89
Tegma Gestao Logistica	BRL	13,600	99,891	0.20
Tereos Internacional S.A.	BRL	514,592	438,189	0.89
Tupy S.A.	BRL	97,700	693,942	1.41
Wilson Sons Ltd. BDR	BRL	16,640	235,038	0.48
			3,930,574	7.97
Chile (Cost $1,566,230)
Cia Sud Americana de Vapores S.A.	CLP	5,849,451	220,547	0.45
Empresas La Polar S.A.	CLP	3,694,067	238,396	0.48
Forus S.A.	CLP	64,533	287,501	0.58
Sonda S.A.	CLP	67,644	164,410	0.33
Vina Concha y Toro S.A.	CLP	128,760	245,209	0.50
			1,156,063	2.34
China (Cost $10,173,397)
21Vianet Group, Inc. ADR		55,065	1,151,960	2.34
Boer Power Holdings Ltd.	HKD	185,000	231,314	0.47
China Merchants Land Ltd.	HKD	2,834,000	405,739	0.82
Chinasoft International Ltd.	HKD	1,368,000	459,939	0.93
GOME Electrical Appliances Holding Ltd.	HKD	2,680,000	421,361	0.85
Hollysys Automation Technologies Ltd.		23,165	568,237	1.15
Home Inns & Hotels Management, Inc. ADR		1,174	35,467	0.07
Hydoo International Holding Ltd.	HKD	266,000	54,281	0.11
iKang Healthcare Group, Inc. ADR		30,307	553,406	1.12
Ju Teng International Holdings Ltd.	HKD	1,226,000	688,085	1.40
Kingsoft Corp. Ltd.	HKD	73,000	173,908	0.35
Noah Holdings Ltd. ADR		45,000	738,000	1.50
Phoenix New Media Ltd. ADR		69,122	709,192	1.44
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H	HKD	220,000	214,242	0.43
Sinovac Biotech Ltd.		29	153	—
SouFun Holdings Ltd. ADR		125,508	1,223,703	2.48
Sunac China Holdings Ltd.	HKD	1,898,000	1,642,792	3.33
Tarena International, Inc. ADR		22,300	306,179	0.62
Xinchen China Power Holdings Ltd.	HKD	881,000	491,546	1.00
ZTE Corp., Class H	HKD	306,800	743,299	1.51
			10,812,803	21.92
Egypt (Cost $400,303)
Egyptian Financial Group-Hermes Holding GDR		107,834	485,253	0.98
			485,253	0.98
Hong Kong (Cost $1,559,004)
Nord Anglia Education, Inc.		27,500	469,700	0.95
Pacific Basin Shipping Ltd.	HKD	991,000	476,911	0.97
Singamas Container Holdings Ltd.	HKD	2,648,000	457,305	0.93
			1,403,916	2.85

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Indonesia (Cost $2,568,408)
Adi Sarana Armada Tbk PT	IDR	2,421,600	$37,339	0.08
Bank Tabungan Negara Persero Tbk PT	IDR	15,733,900	1,482,189	3.00
Berlian Laju Tanker Tbk PT(2)	IDR	4,428,000	17,954	0.04
Ciputra Surya Tbk PT	IDR	1,941,700	393,968	0.80
Lippo Karawaci Tbk PT	IDR	5,125,500	456,350	0.92
			2,387,800	4.84
Mexico (Cost $2,500,533)
Cydsa S.A.B. de C.V.	MXN	244,899	599,779	1.22
Empresas ICA S.A.B. de C.V. ADR		24,911	177,616	0.36
Grupo Famsa S.A.B. de C.V., Series A	MXN	272,000	282,781	0.58
Grupo Industrial Saltillo S.A.B. de C.V.	MXN	226,600	568,593	1.15
Grupo Lamosa S.A.B. de C.V.	MXN	148,700	325,751	0.66
PLA Administradora Industrial S de RL de C.V.	MXN	328,200	760,651	1.54
			2,715,171	5.51
Philippines (Cost $424,163)
Century Properties Group, Inc.	PHP	11,117,897	268,733	0.54
Filinvest Land, Inc.	PHP	2,821,000	96,784	0.20
			365,517	0.74
Russian Federation (Cost $1,508,454)
Aeroflot - Russian Airlines OJSC		266,600	236,784	0.48
Aeroflot - Russian Airlines OJSC (MIC Exchange)	RUB	148,400	131,837	0.27
LSR Group OJSC GDR (Registered)		221,748	648,473	1.31
			1,017,094	2.06
South Africa (Cost $453,286)
Murray & Roberts Holdings Ltd.	ZAR	166,659	342,417	0.69
			342,417	0.69
South Korea (Cost $7,043,531)
Basic House (The) Co. Ltd.	KRW	22,918	411,014	0.83
BS Financial Group, Inc.	KRW	31,499	489,572	0.99
Dongsung Finetec Co. Ltd.	KRW	50,559	445,963	0.91
Interpark Corp.	KRW	62,217	528,699	1.07
Interpark INT Corp.	KRW	17,820	425,588	0.86
i-SENS, Inc.	KRW	10,019	590,150	1.20
Korean Reinsurance Co.	KRW	75,706	808,051	1.64
Medy-Tox, Inc.	KRW	3,478	813,134	1.65
Modetour Network, Inc.	KRW	45,670	896,038	1.82
Nexen Tire Corp.	KRW	27,394	336,043	0.68
Samchuly Bicycle Co. Ltd.	KRW	24,578	511,019	1.04
Soulbrain Co. Ltd.	KRW	18,308	470,371	0.95
Vieworks Co. Ltd.	KRW	9,099	314,416	0.64
			7,040,058	14.28
Taiwan (Cost $9,873,445)
Altek Corp.	TWD	524,900	570,802	1.16
Capital Securities Corp.	TWD	1,359,000	438,979	0.89
Casetek Holdings Ltd.	TWD	246,000	1,517,560	3.08
China Airlines Ltd.	TWD	715,000	279,955	0.57
Evergreen Marine Corp. Taiwan Ltd.	TWD	1,241,000	733,607	1.49
FLEXium Interconnect, Inc.	TWD	391,000	828,451	1.68
Globe Union Industrial Corp.	TWD	1,125	552	—
Gloria Material Technology Corp.	TWD	943,000	625,956	1.27
Gourmet Master Co. Ltd.	TWD	7,000	44,580	0.09
Innolux Corp.	TWD	2,618,891	1,196,861	2.43
Johnson Health Tech Co. Ltd.	TWD	152,257	365,599	0.74
Primax Electronics Ltd.	TWD	630,000	770,009	1.56

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Taiwan - (continued)
Shin Kong Financial Holding Co. Ltd.	TWD	1,596,109	$485,116	0.98
Shin Zu Shing Co. Ltd.	TWD	79,000	173,573	0.35
Tainan Spinning Co. Ltd.	TWD	748,528	416,192	0.84
Taiwan Paiho Ltd.	TWD	688,000	958,825	1.94
Taiwan Sanyo Electric Co. Ltd.	TWD	101,150	106,500	0.22
Toung Loong Textile Manufacturing Co.	TWD	45,000	126,178	0.26
			9,639,295	19.55
Thailand (Cost $504,752)
Amata Corp. PCL (Registered)	THB	866,500	412,366	0.84
			412,366	0.84
Turkey (Cost $979,564)
Dogus Otomotiv Servis ve Ticaret A.S.	TRY	120,576	518,160	1.05
Turkiye Sinai Kalkinma Bankasi A.S.	TRY	581,692	508,968	1.03
			1,027,128	2.08
Ukraine (Cost $560,108)
Luxoft Holding, Inc.		17,900	715,821	1.45
			715,821	1.45
Total Common Stock (Cost $45,413,843)			44,186,229	89.59

Preferred Stock

Brazil (Cost $321,220)
Banco ABC Brasil S.A.	BRL	52,171	289,921	0.59
			289,921	0.59
Colombia (Cost $1,069,688)
Avianca Holdings S.A. ADR		63,603	947,048	1.92
			947,048	1.92
Total Preferred Stock (Cost $1,390,908)			1,236,969	2.51

Equity-Linked Securities

India (Cost $2,212,443)
Balrampur Chini Mills Ltd., Issued by Merrill Lynch International & Co.		701,293	627,052	1.27
ING Vysya Bank Ltd., Issued by Merrill Lynch International & Co.		40,369	425,388	0.86
MT Educare Ltd., Issued by Merrill Lynch International & Co.		103,306	227,797	0.46
Persistent Systems Ltd., Issued by JP Morgan Structured Products		20,045	427,965	0.87
PI Industries Ltd., Issued by Citigroup Global Markets(3)		84,348	616,293	1.25
Tata Chemicals Ltd., Issued by JP Morgan Structured Products		58,443	388,458	0.79
			2,712,953	5.50

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Saudi Arabia (Cost $1,001,380)
Abdullah Al Othaim Markets, Issued by JP Morgan Structured Products		8,548	$247,845	0.50
Al Khaleej Training and Education Co., Issued by JP		42,316	756,257	1.54
Morgan Structured Products
			1,004,102	2.04
Total Equity-Linked Securities (Cost $3,213,823)			3,717,055	7.54

Total Investments (Total Cost $50,018,574)			49,140,253	99.64

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			177,600	0.36

Net Assets			$49,317,853	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security determined to be illiquid by the Investment Manager.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At October 31, 2014, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	22.9%
Consumer Staples	3.2
Financials	24.4
Health Care	5.0
Industrials	14.7
Information Technology	23.0
Materials	6.4
Total Investments	99.6
Other Assets Less Liabilities	0.4
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments, which are carried at fair value as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$734,953	$—	$—	$734,953
Brazil	3,930,574	—	—	3,930,574
Chile	—	1,156,063	—	1,156,063
China	5,286,297	5,526,506	—	10,812,803
Egypt	485,253	—	—	485,253
Hong Kong	469,700	934,216	—	1,403,916
Indonesia	—	2,369,846	17,954	2,387,800
Mexico	2,715,171	—	—	2,715,171
Philippines	—	365,517	—	365,517
Russian Federation	400,239	616,855	—	1,017,094
South Africa	—	342,417	—	342,417
South Korea	—	7,040,058	—	7,040,058
Taiwan	—	9,639,295	—	9,639,295
Thailand	412,366	—	—	412,366
Turkey	—	1,027,128	—	1,027,128
Ukraine	715,821	—	—	715,821

Total Common Stock	15,150,374	29,017,901	17,954	44,186,229
Preferred Stock
Brazil	289,921	—	—	289,921
Colombia	947,048	—	—	947,048

Total Preferred Stock	1,236,969	—	—	1,236,969
Equity-Linked Securities
India	—	2,712,953	—	2,712,953
Saudi Arabia	—	1,004,102	—	1,004,102

Total Equity-Linked Securities	—	3,717,055	—	3,717,055
Total Investments	$16,387,343	$32,734,956	$17,954	$49,140,253

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2014, the Fund had transfers from Level 1 to 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value	Reason
Common Stocks
		Fair value factor was not applicable in prior year
Chile	$220,547	(post close market activity)
		Fair value factor was not applicable in prior year
China	2,700,833	(post close market activity)
		Fair value factor was not applicable in prior year
Hong Kong	476,911	(post close market activity)
		Fair value factor was not applicable in prior year
Indonesia	37,339	(post close market activity)
		Fair value factor was not applicable in prior year
Philippines	365,517	(post close market activity)
		Fair value factor was not applicable in prior year
South Korea	2,940,717	(post close market activity)
		Fair value factor was not applicable in prior year
Taiwan	3,304,427	(post close market activity)
		Fair value factor was not applicable in prior year
Turkey	508,968	(post close market activity)
Total	$10,555,259

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2013	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2014
Investments, at value Common Stock	$57,744	$—	$—	$—	$—	$(39,790)	$—	$—	$17,954
Total	$57,744	$—	$—	$—	$—	$(39,790)	$—	$—	$17,954

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2014.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2014	Valuation Technique	Unobservable Input	Actual
Common Stocks	$17,954	Discount from last traded price	Discount Percentage(a)	75%

(a)	Represents a discount of 25% to the last publicly traded price reported on applicable market.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. The increase in discount percentage reduced the value of the security.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$1,379

* See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$50,074,284
Gross tax appreciation of investments	3,311,810
Gross tax depreciation of investments	(4,245,841)
Net tax depreciation of investments	$(934,031)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $534,073)
Banco Macro S.A. ADR		3,677	$155,316	2.13
BBVA Banco Frances S.A. ADR		5,619	74,283	1.02
Grupo Financiero Galicia S.A. ADR		8,174	120,158	1.65
YPF S.A. ADR		7,693	270,563	3.71
			620,320	8.51

Egypt (Cost $295,996)
Global Telecom Holding S.A.E. GDR		46,236	138,972	1.91
Telecom Egypt Co.	EGP	76,009	145,473	1.99
			284,445	3.90

Georgia (Cost $31,410)
Bank of Georgia Holdings PLC	GBP	871	35,705	0.49
			35,705	0.49

Indonesia (Cost $28,234)
Gajah Tunggal Tbk PT	IDR	93,800	11,180	0.15
Lippo Cikarang Tbk PT	IDR	19,800	14,119	0.20
			25,299	0.35

Kazakhstan (Cost $110,727)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		7,286	71,578	0.98
KCell JSC (Registered)		3,221	43,172	0.59
			114,750	1.57

Kenya (Cost $366,039)
CFC Stanbic Holdings Ltd.	KES	22,400	31,068	0.43
Co-operative Bank of Kenya (The) Ltd.	KES	110,483	26,250	0.36
Equity Bank Ltd.	KES	113,400	64,054	0.88
Kenya Commercial Bank Ltd.	KES	298,600	181,932	2.50
NIC Bank Ltd.	KES	108,800	79,115	1.08
			382,419	5.25

Kuwait (Cost $1,298,424)
Agility Public Warehousing Co. KSC	KWD	45,542	138,301	1.90
Burgan Bank SAK	KWD	38,319	72,394	0.99
Jazeera Airways	KWD	95,137	142,233	1.95
Kuwait Foods Americana(2)	KWD	19,968	211,057	2.89
Kuwait Projects Co. Holding KSCP	KWD	31,500	75,628	1.04
Mabanee Co. KPSC	KWD	25,030	86,840	1.19
National Bank of Kuwait SAKP	KWD	157,464	526,856	7.23
			1,253,309	17.19

Lithuania (Cost $139,381)
City Service AB	EUR	25,832	54,757	0.75
Siauliu Bankas AB	EUR	214,857	77,928	1.07
			132,685	1.82

Nigeria (Cost $371,114)
Access Bank PLC	NGN	853,279	43,784	0.60
FBN Holdings PLC	NGN	628,654	43,947	0.60
Fidelity Bank PLC	NGN	6,066,209	71,410	0.98
Guaranty Trust Bank PLC	NGN	549,347	82,908	1.14
PZ Cussons Nigeria PLC	NGN	51,797	7,455	0.10
Zenith Bank PLC	NGN	599,026	76,664	1.05
			326,168	4.47

Oman (Cost $142,837)
Bank Muscat SAOG	OMR	77,079	141,712	1.94
			141,712	1.94

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Philippines (Cost $872,734)
Bloomberry Resorts Corp.	PHP	629,200	$219,400	3.01
Century Properties Group, Inc.	PHP	6,663,499	161,065	2.21
Melco Crown Philippines Resorts Corp.	PHP	778,900	260,208	3.57
San Miguel Pure Foods Co., Inc.	PHP	39,180	200,974	2.76
Vista Land & Lifescapes, Inc.	PHP	576,100	78,945	1.08
			920,592	12.63

Poland (Cost $67,796)
Berling S.A.	PLN	1,229	2,094	0.03
ERGIS S.A.	PLN	12,594	17,617	0.24
Libet S.A.	PLN	10,252	8,993	0.12
Tarczynski S.A.	PLN	2,369	7,059	0.10
Vistal Gdynia S.A.	PLN	5,610	22,648	0.31
			58,411	0.80

Qatar (Cost $76,987)
Mannai Corp. QSC	QAR	2,642	81,572	1.12
			81,572	1.12

Romania (Cost $40,600)
Banca Transilvania	RON	109,547	56,126	0.77
			56,126	0.77

Turkey (Cost $73,724)
Turk Tuborg Bira ve Malt Sanayii AS	TRY	45,507	79,006	1.08
			79,006	1.08

Turkmenistan (Cost $367,189)
Dragon Oil PLC	EUR	37,444	322,111	4.42
			322,111	4.42

Ukraine (Cost $118,510)
Luxoft Holding, Inc.		3,500	139,965	1.92
			139,965	1.92

United Arab Emirates (Cost $495,470)
Emaar Properties PJSC	AED	47,590	132,696	1.82
Mashreqbank PSC	AED	10,476	371,067	5.09
			503,763	6.91
Total Common Stock (Cost $5,431,245)			5,478,358	75.14

Preferred Stock

Colombia (Cost $239,495)
Avianca Holdings S.A. ADR		17,706	263,642	3.62
			263,642	3.62
Total Preferred Stock (Cost $239,495)			263,642	3.62

Rights

Kenya (Cost $ — )
NIC Bank Ltd.(3)	KES	7,771	1,307	0.02
			1,307	0.02
Total Rights (Cost $ — )			1,307	0.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Shares	Value	% of Net Assets
Investment Companies db x-trackers MSCI Pakistan IM TRN Index UCITS ETF		179,139	$346,992	4.76
Fondul Proprietatea S.A.	RON	1,358,270	362,834	4.98
Market Vectors Vietnam ETF		11,639	248,726	3.41
Total Investment Companies (Cost $918,920)			958,552	13.15

Total Investments (Total Cost $6,589,660)			6,701,859	91.93

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			588,592	8.07

Net Assets			$7,290,451	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security has been deemed a Level 3 investment.
(3)	Security determined to be illiquid by the Investment Manager.

Percentages shown are based on net assets.

At October 31, 2014, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	9.6%
Consumer Staples	4.0
Energy	8.1
Financials	53.7
Industrials	9.7
Information Technology	1.9
Materials	0.4
Telecommunication Services	4.5
Total Investments	91.9
Other Assets Less Liabilities	8.1
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments, which are carried at fair value, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$620,320	$—	$—	$620,320
Egypt	—	284,445	—	284,445
Georgia	—	35,705	—	35,705
Indonesia	—	25,299	—	25,299
Kazakhstan	—	114,750	—	114,750
Kenya	—	382,419	—	382,419
Kuwait	—	1,042,252	211,057	1,253,309
Lithuania	—	132,685	—	132,685
Nigeria	326,168	—	—	326,168
Oman	—	141,712	—	141,712
Philippines	—	920,592	—	920,592
Poland	2,094	56,317	—	58,411
Qatar	—	81,572	—	81,572
Romania	—	56,126	—	56,126
Turkey	—	79,006	—	79,006
Turkmenistan	—	322,111	—	322,111
Ukraine	139,965	—	—	139,965
United Arab Emirates	371,067	132,696	—	503,763

Total Common Stock	1,459,614	3,807,687	211,057	5,478,358
Preferred Stocks
Colombia	263,642	—	—	263,642
Rights
Kenya	1,307	—	—	1,307
Investment Companies
Pakistan	346,992	—	—	346,992
Romania	—	362,834	—	362,834
Vietnam	248,726	—	—	248,726

Total Investment Companies	595,718	362,834	—	958,552
Total Investments	$2,320,281	$4,170,521	$211,057	$6,701,859

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operation on November 5, 2013 through October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 classifications. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 11/05/2013	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2014
Investments, at value
Common Stocks	$ —	$224,258	$ —	$ —	$ —	$(13,201)	$ —	$ —	$211,057
Total	$ —	$224,258	$ —	$ —	$ —	$(13,201)	$ —	$ —	$211,057

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

See the table on “Quantitative information about Fair Value measurement” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2014.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2014	Valuation Technique	Unobservable Input	Actual
Common Stocks	$211,057	Discount from last traded price	Discount Percentage(a)	99.6%

(a)	Represents a discount of 0.4% to the last publicly traded price reported on applicable market.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(5,548)

*	See note 10 in the Notes to the Financial Statements for additional information.

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,674,233
Gross tax appreciation of investments	306,338
Gross tax depreciation of investments	(278,712)
Net tax appreciation of investments	$27,626

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Belarus (Cost $849,842)
Belarus (Rep of) 8.750%, 08/03/2015		830,000	$846,766	3.94
			846,766	3.94

Brazil (Cost $1,070,201)
JBS Finance II Ltd. 8.250%, 01/29/2018		350,000	368,375	1.71
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		275,000	289,438	1.35
Petrobras International Finance Co. 3.500%, 02/06/2017		400,000	406,316	1.89
			1,064,129	4.95

China (Cost $4,132,544)
Agile Property Holdings Ltd. 9.875%, 03/20/2017		350,000	341,250	1.59
Baidu, Inc. 2.250%, 11/28/2017		425,000	427,611	1.99
China Hongqiao Group Ltd. 7.625%, 06/26/2017		275,000	284,201	1.32
China SCE Property Holdings Ltd. 11.500%, 11/14/2017		275,000	283,937	1.32
CIFI Holdings Group Co. Ltd. 12.250%, 04/15/2018		350,000	393,750	1.83
CITIC Ltd. 6.875%, 01/21/2018		250,000	279,382	1.30
Country Garden Holdings Co. Ltd. 11.125%, 02/23/2018		250,000	267,187	1.25
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		210,000	211,575	0.99
Hyva Global B.V. 8.625%, 03/24/2016		275,000	277,750	1.29
Kaisa Group Holdings Ltd. 8.875%, 03/19/2018		275,000	277,750	1.29
KWG Property Holding Ltd. 13.250%, 03/22/2017		325,000	358,312	1.67
Sunac China Holdings Ltd. 9.375%, 04/05/2018		275,000	286,688	1.34
Yuzhou Properties Co. Ltd. 11.750%, 10/25/2017		350,000	381,938	1.78
			4,071,331	18.96

Colombia (Cost $318,209)
Grupo Aval Ltd. 5.250%, 02/01/2017		300,000	317,100	1.48
			317,100	1.48

El Salvador (Cost $287,234)
Telemovil Finance Co. Ltd. 8.000%, 10/01/2017		275,000	285,312	1.33
			285,312	1.33

Hong Kong (Cost $317,499)
Wiseyear Holdings Ltd. 5.000%, 02/15/2017		300,000	316,907	1.48
			316,907	1.48

India (Cost $1,138,765)
Bank of Baroda 5.000%, 08/24/2016		400,000	419,382	1.95
ICICI Bank Ltd. 4.750%, 11/25/2016		310,000	325,619	1.52
Vedanta Resources PLC 6.750%, 06/07/2016		375,000	392,437	1.83
			1,137,438	5.30

Indonesia (Cost $660,147)
Berau Capital Resources Pte Ltd. 12.500%, 07/08/2015		275,000	211,750	0.98
Indo Energy Finance B.V. 7.000%, 05/07/2018		375,000	358,290	1.67
			570,040	2.65

Israel (Cost $427,583)
Delek & Avner Tamar Bond Ltd. 2.803%, 12/30/2016		425,000	424,824	1.98
			424,824	1.98

Jamaica (Cost $282,140)
Digicel Ltd. 8.250%, 09/01/2017		275,000	281,531	1.31
			281,531	1.31

Kazakhstan (Cost $1,278,179)
Halyk Savings Bank of Kazakhstan JSC		275,000	291,830	1.36
7.250%, 05/03/2017
Kazkommertsbank JSC 8.000%, 11/03/2015		400,000	400,000	1.86
Kazkommertsbank JSC 7.500%, 11/29/2016		200,000	198,500	0.92

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Kazakhstan - (continued)
Kazkommertsbank JSC 8.500%, 05/11/2018		375,000	$372,731	1.74
			1,263,061	5.88

Malaysia (Cost $309,401)
Malayan Banking Bhd. 3.000%, 02/10/2017		300,000	308,158	1.43
			308,158	1.43

Mexico (Cost $423,623)
Grupo Televisa S.A.B. 6.000%, 05/15/2018		375,000	424,185	1.97
			424,185	1.97

Nigeria (Cost $379,217)
Access Finance B.V. 7.250%, 07/25/2017		375,000	375,075	1.75
			375,075	1.75

Pakistan (Cost $564,245)
Pakistan (Rep of) 7.125%, 03/31/2016		550,000	561,000	2.61
			561,000	2.61

Russian Federation (Cost $2,674,415)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.875%, 09/25/2017		375,000	390,750	1.82
Bank of Moscow OJSC Via Kuznetski Capital, FRN 5.967%, 11/25/2015		275,000	274,893	1.28
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		375,000	363,750	1.70
Evraz Group S.A. 9.500%, 04/24/2018		350,000	358,312	1.67
Metalloinvest Finance Ltd. 6.500%, 07/21/2016		275,000	277,062	1.29
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		275,000	275,344	1.28
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 04/30/2018		325,000	350,594	1.63
VimpelCom Holdings B.V. 6.255%, 03/01/2017		275,000	277,764	1.29
			2,568,469	11.96

Saudi Arabia (Cost $612,304)
Dar Al-Arkan International Sukuk Co. II 10.750%, 02/18/2015		275,000	277,750	1.30
SABIC Capital I B.V. 3.000%, 11/02/2015		325,000	331,334	1.54
			609,084	2.84

Turkey (Cost $1,005,859)
Akbank T.A.S. 6.500%, 03/09/2018		375,000	407,438	1.90
Yapi ve Kredi Bankasi A.S. 6.750%, 02/08/2017		300,000	321,120	1.49
Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A. 5.188%, 10/13/2015		275,000	281,077	1.31
			1,009,635	4.70

Ukraine (Cost $560,566)
MHP S.A. 10.250%, 04/29/2015		550,000	544,500	2.54
			544,500	2.54

United Arab Emirates (Cost $984,236)
Abu Dhabi National Energy Co. 4.125%, 03/13/2017		300,000	318,000	1.48
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	200,000	326,915	1.52
Emirates NBD PJSC 4.625%, 03/28/2017		300,000	317,250	1.48
			962,165	4.48

Venezuela (Cost $1,915,165)
Petroleos de Venezuela S.A. 5.000%, 10/28/2015		1,340,000	1,185,900	5.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

	Currency(1)	Par	Value	% of Net Assets
Venezuela - (continued)
Venezuela (Rep of) 7.000%, 03/16/2015	EUR	597,000	$714,465	3.33
			1,900,365	8.85
Total Debt Securities (Cost $20,191,374)			19,841,075	92.39

Total Investments (Total Cost $20,191,374)			19,841,075	92.39

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,634,331	7.61

Net Assets			$21,475,406	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

At October 31, 2014, the Ashmore Emerging Markets Short Duration Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/14/2014	HSBC Bank PLC	United States Dollar	341,984	British Pound	212,799	$1,609
11/14/2014	HSBC Bank PLC	United States Dollar	584,455	Euro	463,267	3,860
11/14/2014	Merrill Lynch International	United States Dollar	164,646	Euro	129,760	2,021

Total						$7,490

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$ —	$17,718,844	$ —	$17,718,844
Government Bonds	—	2,122,231	—	2,122,231
Total Investments	$ —	$19,841,075	$ —	$19,841,075

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$ —	$ 7,490	$ —	$ 7,490
Total Other Financial Instruments	$ —	$ 7,490	$ —	$ 7,490

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operation on June 24, 2014 through October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 classifications. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$7,490

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 18,337

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 7,490

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2014

At October 31, 2014, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$20,191,374
Gross tax appreciation of investments	24,500
Gross tax depreciation of investments	(374,799)
Net tax depreciation of investments	$(350,299)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2014

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The Trust includes nine funds as of October 31, 2014, each with its own investment objective. The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund (each a “Fund” and collectively, the “Funds”) are separate investment funds of the Trust. Effective February 28, 2014, the Ashmore Emerging Markets Sovereign Debt Fund changed its name to Ashmore Emerging Markets Debt Fund. Each of the Funds, except Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, are non-diversified. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds is presented herein.

On November 5, 2013, the Trust launched the Emerging Markets Frontier Equity Fund Institutional Class shares and on May 7, 2014, the Trust launched the Emerging Markets Frontier Equity Fund Class A and C shares. On June 24, 2014, the Trust launched the Emerging Markets Short Duration Fund Institutional Class shares, and on September 23, 2014, the Trust launched the Emerging Markets Short Duration Fund Class A shares.

Ashmore Investment Advisors Limited (“AIAL”) was authorized as an Alternative Investment Fund Manager (“AIFM”) by the Financial Conduct Authority (“FCA”) on July 18, 2014. Effective July 18, 2014, AIAL assumed the role of investment manager to the Funds from Ashmore Investment Management Limited (“AIML”), pursuant to a Novation of the Investment Management Agreement. Prior to July 18, 2014, AIML served as investment manager to the Funds. The investment advisory services provided to the Funds were novated to AIAL as part of regulatory change and ongoing regulatory compliance in the United Kingdom. AIAL and AIML are both wholly-owned subsidiaries of Ashmore Investments (UK) Limited, which is a wholly-owned subsidiary of the Ashmore Group plc (“Ashmore Group”). The novation of the investment advisory agreement with the Funds did not result in any change in: (i) the manner in which investment advisory services are provided (including the manner in which the Funds are managed or operated) as contemplated by the Investment Management Agreement; (ii) the personnel who are responsible for providing or supervising the provision of investment advisory services (including those responsible for the management, portfolio management and operations of the Funds); or (iii) the personnel ultimately responsible for overseeing such provision of services. The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

The Directors have assessed the impact of the AIFMD on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) a Non-EEA AIF, and (ii) not being marketed in the European Union, as defined by the Directive.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If the Investment Manager believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Investment Manager may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods and guidelines for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for applying the valuation methods.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager and the Sub-Adviser, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager and the Sub-Adviser, as applicable, may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available and known to Funds’ management.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. Aside from the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. Aside from the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2014, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

3. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s securities.

Other Risks

Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

5. Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

The following is a summary by counterparty of the market value of reverse repurchase agreements and collateral pledged as of October 31, 2014:

Ashmore Emerging Markets Debt Fund

Counterparty	Payable for Reverse Repurchase Agreements	Collateral Pledged
Barclays	$358,135	(405,250)
ING	167,946	(195,500)
J.P.Morgan	91,322	(100,120)
Total	$617,403	(700,870)

Securities with an aggregate market value of $700,870 have been pledged as collateral in respect of reverse repurchase agreements as of October 31, 2014. The actual collateral exceeds the market values of the reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the year ended October 31, 2014 was $77,836 at a weighted average interest rate of 0.33%.

Ashmore Emerging Markets Total Return Fund

Counterparty	Payable for Reverse Repurchase Agreements	Collateral Pledged
J.P. Morgan	$2,280,668	(3,276,690)
Total	$2,280,668	(3,276,690)

Securities with an aggregate market value of $3,276,690 have been pledged as collateral in respect of reverse repurchase agreements as of October 31, 2014. The actual collateral exceeds the market values of the reverse repurchase agreements.

The average amount of reverse repurchase agreements outstanding during the year ended October 31, 2014 was $1,052,271 at a weighted average interest rate of 0.50%.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

6. Capital share transactions

Transactions in Class A shares for the year ended October 31, 2014, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	663,134	$6,076,699	19,252	$177,068	(800,259)	$(7,445,259)	(117,873)	$(1,191,492)
Ashmore Emerging Markets Local Currency Bond Fund	18,888	159,890	2,392	20,669	(144,497)	(1,263,158)	(123,217)	(1,082,599)
Ashmore Emerging Markets Currency Fund	-	-	8	64	-	(1)	8	63
Ashmore Emerging Markets Debt Fund	4,111	36,492	86	741	(17)	(170)	4,180	37,063
Ashmore Emerging Markets Total Return Fund	993,918	8,960,573	45,502	407,426	(1,196,954)	(10,853,742)	(157,534)	(1,485,743)
Ashmore Emerging Markets Equity Fund	658	6,024	15	142	(406)	(3,837)	267	2,329
Ashmore Emerging Markets Small-Cap Equity Fund	47,324	449,918	2,306	21,899	(39,077)	(390,514)	10,553	81,303
Ashmore Emerging Markets Frontier Equity Fund	1,147	11,500	5	46	(247)	(2,495)	905	9,051
Ashmore Emerging Markets Short Duration Fund	20,000	200,000	100	994	-	-	20,100	200,994

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Transactions in Class C shares for the year ended October 31, 2014, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	29,672	$269,463	1,238	$11,342	-	$-	30,910	$280,805
Ashmore Emerging Markets Local Currency Bond Fund	6,964	60,150	267	2,306	(3,422)	(29,149)	3,809	33,307
Ashmore Emerging Markets Currency Fund	-	-	8	60	-	(2)	8	58
Ashmore Emerging Markets Debt Fund	-	1	27	233	-	(2)	27	232
Ashmore Emerging Markets Total Return Fund	57,819	510,539	3,562	31,877	(48,088)	(426,605)	13,293	115,811
Ashmore Emerging Markets Equity Fund	-	1	1	8	-	(1)	1	8
Ashmore Emerging Markets Small-Cap Equity Fund	6,602	67,868	91	932	-	(105)	6,693	68,695
Ashmore Emerging Markets Frontier Equity Fund	11,757	123,328	1	5	(11,657)	(118,784)	101	4,549

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Transactions in Institutional Class shares for the year ended October 31, 2014, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	29,442,898	$280,666,305	99,748	$949,339	(9,408,818)	$(89,456,635)	20,133,828	$192,159,009
Ashmore Emerging Markets Local Currency Bond Fund	4,080,785	37,392,726	306,435	2,741,356	(1,512,295)	(13,519,080)	2,874,925	26,615,002
Ashmore Emerging Markets Currency Fund	389,770	3,500,135	80,593	680,755	(3,191,569)	(28,661,899)	(2,721,206)	(24,481,009)
Ashmore Emerging Markets Debt Fund	505,576	5,000,160	136,326	1,170,491	(2,875,918)	(28,442,816)	(2,234,016)	(22,272,165)
Ashmore Emerging Markets Total Return Fund	48,568,083	444,019,535	5,316,833	48,309,554	(13,702,593)	(123,243,895)	40,182,323	369,085,194
Ashmore Emerging Markets Equity Fund	94,871	899,455	7,023	64,269	(2,150)	(19,789)	99,744	943,935
Ashmore Emerging Markets Small-Cap Equity Fund	2,581,273	31,073,425	159,279	1,876,242	(880,227)	(10,655,459)	1,860,325	22,294,208
Ashmore Emerging Markets Frontier Equity Fund	636,896	6,363,323	5,771	61,102	(1,130)	(12,747)	641,537	6,411,678
Ashmore Emerging Markets Short Duration Fund	2,154,134	21,500,000	13,789	135,828	-	-	2,167,923	21,635,828

Capital shares

Class A or Class C shares are issued at the Fund’s relevant NAV per share plus, for Class A shares, any applicable sales charge. Institutional Class shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at general meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

7. Investment transactions

For the year ended October 31, 2014, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Corporate Debt Fund	$389,923,158	$211,096,894
Ashmore Emerging Markets Local Currency Bond Fund	77,449,554	71,280,242
Ashmore Emerging Markets Currency Fund	6,346,284	11,429,788
Ashmore Emerging Markets Debt Fund	8,281,296	28,937,108
Ashmore Emerging Markets Total Return Fund	879,540,720	537,007,883
Ashmore Emerging Markets Equity Fund	13,465,071	12,746,778
Ashmore Emerging Markets Small-Cap Equity Fund	59,289,947	38,943,438
Ashmore Emerging Markets Frontier Equity Fund	15,680,978	9,884,943
Ashmore Emerging Markets Short Duration Fund	23,690,021	3,397,644

8. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation
Ashmore Emerging Markets Corporate Debt Fund	$-	$1,031,188	$(1,031,188)	$-
Ashmore Emerging Markets Local Currency Bond Fund	(149,424)	(3,992,363)	4,141,787	-
Ashmore Emerging Markets Currency Fund	(1,106,938)	(498,098)	1,605,036	-
Ashmore Emerging Markets Debt Fund	(206)	6,001	(5,795)	-
Ashmore Emerging Markets Total Return Fund	(45,545)	(12,946,536)	12,992,081	-
Ashmore Emerging Markets Equity Fund	-	17,979	(17,979)	-
Ashmore Emerging Markets Small-Cap Equity Fund	-	25,040	(25,040)	-
Ashmore Emerging Markets Frontier Equity Fund	-	(28,714)	28,714	-
Ashmore Emerging Markets Short Duration Fund	-	19,452	(19,452)	-

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

At October 31, 2014, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Fund	October 31, 2019
Ashmore Emerging Markets Currency Fund	$(4,413)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ending October 31, 2014. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2014	Long-Term Capital Loss Carryforward at October 31, 2014
Ashmore Emerging Markets Local Currency Bond Fund	$(1,248,900)	$(607,437)
Ashmore Emerging Markets Currency Fund	(159,188)	(68,793)
Ashmore Emerging Markets Debt Fund	(812,655)	-
Ashmore Emerging Markets Total Return Fund	(4,200,627)	(6,756,306)
Ashmore Emerging Markets Equity Fund	(787,942)	(296,757)
Ashmore Emerging Markets Short Duration Fund	(36,187)	-

The Funds in the above two tables may offset future capital gains with these capital loss carryforwards.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes.    This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

As of October 31, 2014, the components of distributable taxable earnings, including temporary differences, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Corporate Debt Fund	$3,489,757	$-	$(290,768)	$(17,023,418)	$(13,824,429)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(1,928,289)	(5,992,280)	(7,920,569)
Ashmore Emerging Markets Currency Fund	-	-	(253,296)	(79,635)	(332,931)
Ashmore Emerging Markets Debt Fund	-	-	(824,246)	(66,682)	(890,928)
Ashmore Emerging Markets Total Return Fund	-	-	(11,438,883)	(49,702,574)	(61,141,457)
Ashmore Emerging Markets Equity Fund	23,152	-	(1,085,067)	(86,181)	(1,148,096)
Ashmore Emerging Markets Small-Cap Equity Fund	472,939	1,247,441	-	(936,408)	783,972
Ashmore Emerging Markets Frontier Equity Fund	844,843	-	(7,119)	27,449	865,173
Ashmore Emerging Markets Short Duration Fund	38,313	-	(48,434)	(351,295)	(361,416)

The taxable character of distributions paid during the fiscal year ended October 31, 2014, were as follows:

	Distributions From
Fund	Ordinary Income	Short- Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$16,592,060	$-	$-	$-	$16,592,060
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,910,983	3,910,983
Ashmore Emerging Markets Currency Fund	622,023	-	-	99,756	721,779
Ashmore Emerging Markets Debt Fund	398,834	-	821,553	3,551	1,223,938
Ashmore Emerging Markets Total Return Fund	31,997,190	4,933,954	1,676,596	11,017,760	49,625,500
Ashmore Emerging Markets Equity Fund	85,696	-	-	-	85,696
Ashmore Emerging Markets Small-Cap Equity Fund	41,293	1,549,360	459,778	-	2,050,431
Ashmore Emerging Markets Frontier Equity Fund	69,453	-	-	-	69,453
Ashmore Emerging Markets Short Duration Fund	320,406	-	-	-	320,406

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

The taxable character of distributions paid during the fiscal year ended October 31, 2013, were as follows:

	Distributions From

Fund	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$4,151,090	$188,914	$94,032	$60,526	$4,494,562
Ashmore Emerging Markets Local Currency Bond Fund	1,840,202	170,289	62,101	1,647,588	3,720,180
Ashmore Emerging Markets Currency Fund	1,924,560	-	-	-	1,924,560
Ashmore Emerging Markets Debt Fund	1,617,246	64,886	61,828	-	1,743,960
Ashmore Emerging Markets Total Return Fund	32,834,581	2,162,733	177,936	-	35,175,250
Ashmore Emerging Markets Equity Fund	67,868	-	-	6,780	74,648
Ashmore Emerging Markets Small-Cap Equity Fund	18,498	1,154,277	30,847	-	1,203,622

9. Distributions to shareholders

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in Note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

As of October 31, 2014, the Funds did not hold options contracts. During the period, the Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund and Ashmore Emerging Markets Total Return Fund had average notional exposures of $60,630, $36,378 and $189,973, respectively, related to options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the schedules of investments.

As of October 31, 2014, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Short Duration Fund had average contract notional exposures of $46,690,411, $141,374,973, $60,812,720, $11,262,552, $452,084,173, $279,497, $253,841, $948,258 and $262,250, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in U.S. dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

As of October 31, 2014, the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur.

As of October 31, 2014, the Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund and Ashmore Emerging Markets Total Return Fund had average notional exposures of $5,016,200, $302,956 and $10,971,596, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2014.

(a) Exchange-Traded:

Centrally Cleared Swaps

Ashmore Emerging Markets Local Currency Bond Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Centrally Cleared Swap	Morgan Stanley	$-	$(4,647)	$(4,647)	$4,647	$-

	Total	$-	$(4,647)	$(4,647)	$4,647	$-

(b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Total Return Swap Contracts

Ashmore Emerging Markets Corporate Debt Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	Barclays Wholesale GTS	$149,131	$(16,737)	$132,394	$-	$132,394
Forwards	BNP Paribas	6,813	(32,872)	(26,059)	-	(26,059)
Forwards	Deutsche Bank London	1,110	(166)	944	-	944
Forwards	Goldman Sachs International Ltd London	7,673	-	7,673	-	7,673
Forwards	HSBC Bank PLC	34,707	-	34,707	-	34,707
Forwards	JP Morgan	7,996	(7,699)	297	-	297
Forwards	Merrill Lynch International	13,744	(10,261)	3,483	-	3,483
Forwards	Santander	14	-	14	-	14

	Total	$221,188	$(67,735)	$153,453	$-	$153,453

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

		Ashmore Emerging Markets Local Currency Bond Fund
		Forwards		Interest Rate Swaps
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	ANZ Banking Corp. Melbourne	$3,352	$(13,430)	$-	$-	$(10,078)	$10,078	$-
Forwards/Interest Rate Swaps	Barclays Wholesale GTS	54,001	(197,036)	-	(11,075)	(154,110)	154,110	-
Forwards	BNP Paribas	-	(38,198)	-	-	(38,198)	-	(38,198)
Forwards	Citibank London	168,402	(17,514)	-	-	150,888	-	150,888
Forwards	CSFB Global Foreign Exchange London	59,797	(4,668)	-	-	55,129	-	55,129
Forwards	Deutsche Bank London	9,823	(94,752)	-	-	(84,929)	-	(84,929)
Forwards	Goldman Sachs International Ltd. London	10,022	(66,005)	-	-	(55,983)	-	(55,983)
Forwards/Interest Rate Swaps	HSBC Bank PLC	222,570	(152,173)	275,564	(83,638)	262,323	600,000	862,323
Forwards	JP Morgan	110,669	(141,469)	-	-	(30,800)	-	(30,800)
Forwards	Merrill Lynch International	98,682	(90,226)	-	-	8,456	-	8,456
Forwards/Interest Rate Swaps	Morgan Stanley & Co. International	45,323	(21,776)	12,404	-	35,951	600,000	635,951
Forwards	Santander	81,543	-	-	-	81,543	-	81,543
Forwards	Standard Chartered London	156,657	(121,236)	-	-	35,421	-	35,421
Forwards	Union Bank of Switzerland - London	166,751	(125,059)	-	-	41,692	-	41,692

	Total	$1,187,592	$(1,083,542)	$287,968	$(94,713)	$297,305	$1,364,188	$1,661,493

		Ashmore Emerging Markets Currency Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	ANZ Banking Corp. Melbourne	$507	$(2,327)	$(1,820)	$-	$(1,820)
Forwards	Barclays Wholesale GTS	4,309	(28,727)	(24,418)	-	(24,418)
Forwards	BNP Paribas	6,077	(5,701)	376		376
Forwards	Citibank London	15,615	(2,282)	13,333	-	13,333
Forwards	CSFB Global Foreign Exchange London	4,778	(510)	4,268	-	4,268
Forwards	Deutsche Bank London	378	(18,082)	(17,704)	-	(17,704)
Forwards	Goldman Sachs International Ltd. London	1,475	(7,968)	(6,493)	-	(6,493)
Forwards	HSBC Bank PLC	153,490	(119,331)	34,159	-	34,159
Forwards	JP Morgan	279	(7,348)	(7,069)	-	(7,069)
Forwards	Merrill Lynch International	12,236	(10,256)	1,980	-	1,980
Forwards	Morgan Stanley & Co. International	1,243	(68,461)	(67,218)	67,218	-
Forwards	Santander	10,853	-	10,853	-	10,853
Forwards	Standard Chartered London	149,914	(136,846)	13,068	150,000	163,068
Forwards	Union Bank of Switzerland - London	15,223	(5,229)	9,994	-	9,994

	Total	$376,377	$(413,068)	$(36,691)	$217,218	$180,527

		Ashmore Emerging Markets Debt Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	Barclays Wholesale GTS	$3,483	$(1,565)	$1,918	$-	$1,918
Forwards	BNP Paribas	-	(450)	(450)	-	(450)
Forwards	CSFB Global Foreign Exchange London	3,520	-	3,520	-	3,520
Forwards	Deutsche Bank London	-	(250)	(250)	-	(250)
Forwards	Goldman Sachs International Ltd. London	164	(403)	(239)	-	(239)
Forwards	HSBC Bank PLC	306	(331)	(25)	-	(25)
Forwards	JP Morgan	2,157	(2,077)	80	-	80
Forwards	Merill Lynch International	-	(691)	(691)	-	(691)

	Total	$9,630	$(5,767)	$3,863	$-	$3,863

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Ashmore Emerging Markets Total Return Fund
		Forwards		Interest Rate Swaps
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	ANZ Banking Corp. Melbourne	$20,919	$(85,926)	$-	$-	$(65,007)	$65,007	$-
Forwards/Interest Rate Swaps	Barclays Wholesale GTS	318,099	(780,740)	9,489	-	(453,152)	300,890	(152,262)
Forwards	BNP Paribas	132,098	(190,773)	-	-	(58,675)	-	(58,675)
Forwards	Citibank London	850,157	(132,669)	-	-	717,488	-	717,488
Forwards	CSFB Global Foreign Exchange London	414,154	(4,377)	-	-	409,777	-	409,777
Forwards	Deutsche Bank London	56,609	(671,564)	-	-	(614,955)	400,000	(214,955)
Forwards	Goldman Sachs International Ltd. London	146,795	(344,506)	-	-	(197,711)	-	(197,711)
Forwards/Interest Rate Swaps	HSBC Bank PLC	793,326	(546,189)	155,592	(87,113)	315,616	160,000	475,616
Forwards	JP Morgan	97,624	(266,676)	-	-	(169,052)	-	(169,052)
Forwards	Merrill Lynch International	594,227	(550,696)	-	-	43,531	-	43,531
Forwards/Interest Rate Swaps	Morgan Stanley & Co. International	98,539	(1,497,299)	2,735	-	(1,396,025)	1,396,025	-
Forwards	Santander	517,845	-	-	-	517,845	-	517,845
Forwards	Standard Chartered London	1,295,930	(1,270,262)	-	-	25,668	550,000	575,668
Forwards	Union Bank Of Switzerland - London	933,565	(1,062,018)	-	-	(128,453)	-	(128,453)

	Total	$6,269,887	$(7,403,695)	$167,816	$(87,113)	$(1,053,105)	$2,871,922	$1,818,817

		Ashmore Emerging Markets Short Duration Fund
Derivative Instruments	Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
Forwards	HSBC Bank PLC	$5,468	$-	$5,468	$-	$5,468
Forwards	Merrill Lynch International	2,022	-	2,022	-	2,022

	Total	$7,490	$-	$7,490	$-	$7,490

11. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Currency Fund	0.85%
Ashmore Emerging Markets Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Short Duration Fund	0.65%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2015, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.25%	2.00%	0.97%
Ashmore Emerging Markets Currency Fund	1.15%	1.90%	0.87%
Ashmore Emerging Markets Debt Fund	1.20%	1.95%	0.92%
Ashmore Emerging Markets Total Return Fund	1.30%	2.05%	1.02%
Ashmore Emerging Markets Equity Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.80%	2.55%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.80%	2.55%	1.52%
Ashmore Emerging Markets Short Duration Fund	0.95%	1.70%	0.67%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total amounts subject to recovery in future fiscal years are shown below:

Fund	2015	2016	2017	Total
Ashmore Emerging Markets Corporate Debt Fund	$209,250	$223,515	$296,575	$729,340
Ashmore Emerging Markets Local Currency Bond Fund	274,477	212,015	282,751	769,243
Ashmore Emerging Markets Currency Fund	258,326	194,284	194,785	647,395
Ashmore Emerging Markets Debt Fund	230,499	173,356	165,889	569,744
Ashmore Emerging Total Return Fund	452,094	619,476	875,987	1,947,557
Ashmore Emerging Markets Equity Fund	253,176	147,340	217,452	617,968
Ashmore Emerging Markets Small-Cap Equity Fund	225,857	158,906	328,428	713,191
Ashmore Emerging Markets Frontier Equity Fund	-	-	298,073	298,073
Ashmore Emerging Markets Short Duration Fund	-	-	155,228	155,228

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Institutional Class
Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Total Return Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Equity Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. On November 5, 2013, Ashmore Emerging Markets Frontier Equity Fund was seeded. On June 24, 2014, Ashmore Emerging Markets Short Duration Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund and the Ashmore Emerging Markets Frontier Equity Fund, which were seeded with $20 million and $5 million, respectively.

As of October 31, 2014, Ashmore Investments UK Limited owned the following percentages of outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Currency Fund	35.42%
Ashmore Emerging Markets Debt Fund	97.93%
Ashmore Emerging Markets Equity Fund	60.44%
Ashmore Emerging Markets Small-Cap Equity Fund	16.38%
Ashmore Emerging Markets Frontier Equity Fund	78.63%
Ashmore Emerging Markets Short Duration Fund	46.76%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning greater than 5% of the outstanding shares of such Funds:

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Corporate Debt Fund	Class A	2	65.85%, 7.88%
	Class C	9	16.15%, 15.11%, 8.14%, 7.70%, 6.89%, 6.67%, 6.29%, 6.24%, 5.71%
	Class I	1	22.78%

Ashmore Emerging Markets Local Currency Bond Fund	Class A	3	52.05%, 28.37%, 9.21%
	Class C	6	30.50%, 14.66%, 14.11%, 9.82%, 9.77%, 7.97%
	Class I	4	29.45%, 22.19%, 21.39%, 5.09%
Ashmore Emerging Markets Currency Fund	Class A	1	100.00%
	Class C	1	100.00%
	Class I	1	58.25%

Ashmore Emerging Markets Debt Fund	Class A	3	50.57%, 39.96%, 6.23%
	Class C	1	100.00%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	3	57.48%, 7.16%, 5.70%
	Class C	2	38.88%, 20.43%
	Class I	4	15.06%, 8.16%, 7.50%, 6.29%

Ashmore Emerging Markets Equity Fund	Class A	3	45.72%, 36.82%, 9.85%
	Class C	1	100.00%
	Class I	3	14.67%, 9.56%, 8.94%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	5	34.92%, 15.84%, 13.28%, 12.66%, 10.63%
	Class C	5	44.05%, 13.01%, 12.81%, 12.81%, 9.80%
	Class I	4	21.18%, 17.97%, 17.42%, 10.50%

Ashmore Emerging Markets Frontier Equity Fund	Class A	1	100.00%
	Class C	1	100.00%
	Class I	1	19.46%
Ashmore Emerging Markets Short Duration Fund	Class A	1	100.00%
	Class I	2	46.22%, 7.02%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2014

Affiliated Parties

During the reporting period, Ashmore Emerging Market Corporate Debt Fund and Ashmore Emerging Markets Total Return Fund received repayment proceeds of $5,900,000 and $2,300,000 from Rubicon Offshore Holdings Limited, which represented repayment of the full amount of the loan plus accrued interest though the payment date in respect of a loan each held. Ashmore Emerging Markets Corporate Debt Fund’s and Ashmore Emerging Markets Total Return Fund’s cost basis for those loans, which were established during the reporting period, were $5,900,000 and $2,300,000, respectively, and the interest income amounts earned by each Fund in respect of those loans were $224,960 and $87,696, respectively. Entities advised by affiliated persons of Ashmore Investment Advisors Limited previously owned greater than 25% of the voting securities of Rubicon and, accordingly, Rubicon may have been considered an affiliated person of the Funds during the period of that ownership.

12. Financial instruments with off-balance sheet risk and concentration of credit risk

Derivative financial instruments may result in off-balance sheet market and credit risk. Market risk is the possibility that future changes in market price may make a financial instrument less valuable. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities.

Credit risk is the risk that the counterparty will default and fail to fulfill the terms of the agreement.

Derivative risk exposures are discussed in note 10.

13. Subsequent events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Ashmore Funds:

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Currency Fund, Ashmore Emerging Markets Debt Fund (formerly, the Ashmore Emerging Markets Sovereign Debt Fund), Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, and Ashmore Emerging Markets Short Duration Fund (Funds within Ashmore Funds), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period ended October 31, 2014, and the financial highlights for each of the years or periods in the four-year period ended October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period ended October 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 23, 2014

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

SHAREHOLDER MEETING RESULTS (UNAUDITED)

A special meeting of shareholders (the “Meeting”) of Ashmore Funds was held on September 24, 2014 to elect five Trustees for the Trust, each to serve until his or her successor is duly elected and qualified. Three of the nominees were serving as Trustees of the Trust as of the date of the Meeting: Ms. Yeelong Balladon and Messrs. Michael Chamberlin and George Grunebaum. Two additional nominees stood for election at the Meeting: Messrs. Joseph Grainger and Stephen Hicks. The resulting votes are presented below:

	Number of Votes For	Number of Votes Withheld

Yeelong Balladon	92,164,693.501	80,309.691

Michael Chamberlin	92,118,507.105	126,496.087

Joseph Grainger	92,118,507.105	126,496.087

George Grunebaum	92,114,123.105	130,880.087

Stephen Hicks	92,097,841.300	147,161.892

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of October 31, 2014

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on September 16, 2013, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the Investment Management Agreement between Ashmore Investment Management Limited (“AIML”) and the Trust, on behalf of Ashmore Emerging Markets Frontier Equity Fund (for purposes of this section, the “Fund”), and the Amended and Restated Sub-Advisory Agreement between AIML and Ashmore Equities Investment Management (US) LLC (formerly, Ashmore EMM, L.L.C.), a majority-owned subsidiary of AIML (“AEIM”) for the management of the Fund (each, an “Agreement,” and collectively, the “Agreements”). In determining to approve the Agreements for an initial two-year period, the Trustees considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below.

In evaluating the proposed terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all-encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIML had provided, certain information the Independent Trustees considered relevant to their evaluation. The Independent Trustees discussed the information over the course of several different occasions, without representatives of AIML or AEIM present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services expected to be provided by AIML and AEIM to the Fund.

AIML’s Services

The Board considered information regarding the overall organization and resources of AIML, including information regarding senior management, portfolio managers and other personnel expected to provide investment management, administrative and other services to the Fund. The Board reviewed AIML’s key personnel who were expected to provide services to the Fund, as well as the fact that, under the Agreements, AIML would have the authority and responsibility, subject to the Board’s oversight, either directly or through others selected by it, to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions. The Board considered that AIML’s or its delegates’ duties would include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions, the 1940 Act and other relevant laws, and (iii) supervision of the investment management and other services provided by AEIM to the Fund. The Board also evaluated the significant compliance resources available to and expected to be utilized by AIML.

AEIM’s Services

The Board’s consideration of the services expected to be provided by AEIM included a review of its senior management, portfolio managers and other personnel expected to provide investment management services to the Fund, its investment philosophy, style and processes, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers. In its deliberations, the Board considered AIML’s affiliated relationship with AEIM. The Board also evaluated the significant compliance resources available to and utilized by AEIM. The Board also considered AEIM’s breadth

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of October 31, 2014

and depth of experience and investment results in managing other accounts similar to the Fund. The Board reviewed information concerning AEIM’s historical investment results in managing funds and accounts in a manner substantially similar to that proposed for the Fund (“Similar Accounts”), as compared with the Fund’s proposed performance benchmark index. The Board also reviewed information concerning historical investment results for mutual funds managed by other investment advisers pursuing similar investment strategies (“Peers”). The Board noted that, for example, the Ashmore Frontier Markets Equity Composite performed well in comparison to the performance benchmark index over the year-to-date, one- and three-year and since-inception (May 31, 2010) periods ended June 30, 2013.

The Board concluded that it was satisfied with the nature, extent and quality of services expected to be provided by AIML to the Fund and that there was a reasonable basis on which to conclude that the Fund would benefit from the services provided by AIML. The Board separately concluded that it was satisfied with the nature, extent and quality of services expected to be provided to the Fund by AEIM and that there was a reasonable basis on which to conclude that the Fund would benefit from the services provided by AEIM.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the proposed contractual and expected net investment management fees to be paid by the Fund to AIML. In doing so, the Board compared the proposed contractual and expected net investment management fees to the management fees of the Fund’s Peers and Similar Accounts. The Board also considered and took into account AIML’s proposed undertaking to waive fees and/or reimburse expenses so as to otherwise limit the Fund’s ordinary operating expenses until at least February 28, 2015.

The Trustees also considered the fees to be paid by AIML to AEIM and to be retained by AIML in relation to the services provided by AEIM and AIML, respectively.

The Board reviewed AIML’s projected costs and profitability as presented by it in serving as investment adviser to the Fund.

In evaluating the terms of the proposed Agreements, the Board also considered the potential other benefits that may inure to AIML and AEIM as a result of their relationship with the Fund, such as the reputational benefit derived from serving as investment adviser or subadviser, as applicable, to the Fund.

In light of the information provided and the quality of the services anticipated to be rendered, the Board concluded that the investment management fees to be charged to the Fund and the investment subadvisory fees to be paid by AIML to AEIM were reasonable.

ECONOMIES OF SCALE

The Board noted that the proposed contractual investment management fees for the Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. In evaluating the Fund’s proposed contractual investment management fees, the Board considered AIML’s representation that the proposed contractual investment management fees were intended to reflect achievable economies of scale and also considered AIML’s proposal to limit certain expenses of the Fund. The Board noted that it intends to monitor the Fund’s asset growth in connection with future reviews of the Fund’s Agreements to determine whether breakpoints may be appropriate at such time. In light of the Trust’s current size and the Fund’s expense structure, the Board concluded that breakpoints in the Fund’s contractual investment management fees were not warranted at this time.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of October 31, 2014

ASHMORE EMERGING MARKETS SHORT DURATION FUND

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on June 11, 2014, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the Investment Management Agreement between Ashmore Investment Management Limited (“AIML”) and the Trust, on behalf of Ashmore Emerging Markets Short Duration Fund (for purposes of this section, the “Fund”) (the “Investment Management Agreement”).

The Board, including the Independent Trustees voting separately, also unanimously approved at the same time a novation instrument among AIML, Ashmore Investment Advisors Limited (“AIAL”) and the Trust, on behalf of the Fund, by which AIAL would be substituted for AIML and assume, later in 2014, all of AIML’s responsibilities for the management of the Fund. AIML and AIAL are both wholly-owned subsidiaries of Ashmore Investments (UK) Limited, which is a wholly-owned subsidiary of Ashmore Group Plc. The transfer of responsibility was part of AIML’s planning for regulatory change and ongoing regulatory compliance in the United Kingdom and did not involve (and is not expected in the future to involve) any change in: (i) the manner in which advisory services are to be provided to the Fund as contemplated by the Investment Management Agreement; (ii) the personnel who would be responsible for providing or supervising the provision of investment advisory services to the Fund (including those who would be responsible for the management, portfolio management and operation of the Fund); (iii) the personnel who would be ultimately responsible for overseeing such provision of services; and (iv) the proposed substantive terms of the Investment Management Agreement, including the fees payable by the Fund thereunder or the initial two-year term of the Investment Management Agreement. The novation became effective on July 18, 2014. The Investment Management Agreement and the novation instrument by which AIAL was substituted for AIML under the Investment Management Agreement are referred to herein collectively as the “Agreements”.

In determining to approve the Agreements for an initial term, the Trustees considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below.

In evaluating the proposed terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all-encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIML and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Independent Trustees discussed the information over the course of several different occasions, without representatives of AIML or AIAL present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services expected to be provided to the Fund by AIML and, subsequently, AIAL.

The Board considered information regarding the overall organization and resources of AIML and AIAL, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund. The Board reviewed AIML and AIAL’s key personnel who would provide investment management services to the Fund, as well as the fact that, under the Agreements, AIML and, subsequently, AIAL, would have the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of October 31, 2014

The Board considered that AIML and AIAL’s duties would include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions, the 1940 Act and other relevant laws; and (iii) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIML or AIAL (except to the extent such salaries, fees and expenses are paid by another AIML or AIAL affiliate other than the Trust or the Fund). The Board also evaluated the significant compliance resources available to and expected to be utilized by AIML and AIAL.

The Board concluded that it was satisfied with the nature, extent and quality of services expected to be provided to the Fund by AIML and, subsequently, AIAL, and that there was a reasonable basis on which to conclude that the Fund would benefit from the services provided by AIML and AIAL.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the proposed contractual and expected net investment management fees to be paid by the Fund to AIML and AIAL. In doing so, the Board compared the proposed contractual and expected net investment management fees to those of the Fund’s peers. The Board also considered and took into account AIML’s proposed undertaking (to be assumed by AIAL) to waive fees and/or reimburse expenses so as to otherwise limit the Fund’s ordinary operating expenses until at least February 29, 2016.

The Board reviewed AIML and AIAL’s projected costs and profitability as presented by them in serving as investment adviser to the Fund.

In evaluating the terms of the proposed Agreements, the Board also considered the potential other benefits that may inure to AIML and, subsequently, AIAL as a result of their relationship with the Fund, such as the reputational benefit derived from serving as investment adviser to the Fund.

In light of the information provided and the quality of the services anticipated to be rendered, the Board concluded that the investment management fees to be charged to the Fund were reasonable.

ECONOMIES OF SCALE

The Board noted that the proposed contractual investment management fees for the Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. In evaluating the Fund’s proposed contractual investment management fees, the Board considered AIML and AIAL’s representation that the proposed contractual investment management fees were intended to reflect achievable economies of scale and also considered AIML and AIAL’s proposal to limit certain expenses of the Fund. In light of the Trust’s current size and the Fund’s expense structure, the Board concluded that breakpoints in the Fund’s contractual investment management fees were not warranted at this time. The Board noted, however, that it intends to monitor the Fund’s asset growth in connection with future reviews of the Fund’s advisory arrangements to determine whether breakpoints may be appropriate at such time.

ASHMORE FUNDS

SUPPLEMENTAL TAX INFORMATION (UNAUDITED)

October 31, 2014

CAPITAL GAIN DISTRIBUTION - Pursuant to Section 852 of the Internal Revenue Code, below listed funds designated the following as long term capital gain dividends for the year ended October 31, 2014

Fund	Long-Term Capital Gain 15%
Ashmore Emerging Markets Small Cap Equity Fund	1,247,441

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2014

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Markets Equity Fund,

Ashmore Emerging Markets Small-Cap Equity Fund

and Ashmore Emerging Markets Frontier Equity Fund

Ashmore Equities Investment Management (US) L.L.C.

1001 19th Street North, 15th Floor

Arlington, Virginia 22209

703-243-8800

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of nine portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 56)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	9	Non-executive director since August 2010, Jasper Investments Limited; Non- executive director from May 2010 - February 2012, Pacnet Limited(1).
Michael Chamberlin (Age 65)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association(2).	9	None
Joseph Grainger (Age 60)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)	Affiliates of the Investment Manager may be deemed to control Jasper Investments Limited and Pacnet Limited. Employees and officers of affiliates of the Investment Manager may serve on the Boards of Jasper Investments Limited and Pacnet Limited.

(2)	Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors and the Investment Manager is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(3) (Age 51)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management (US) Corporation.	9	None
Stephen Hicks(4) (Age 54)	Trustee	Indefinite term; Trustee since 2014	Group Head of Compliance from June 2010 to January 2014, Ashmore Group plc; Chief Compliance Officer from inception to December 2013, Ashmore Funds; Director of Group Compliance from February 2001 to October 2005 and Chief Compliance Officer from October 2005 to May 2010, 3i Group plc (a private equity firm).	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(3)	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves as a Trustee of AEIM and serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.
(4)	Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group plc. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 51)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management Limited.
Michael Perman (Age 57)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc.
Alexandra Autrey (Age 38)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008—January 2012; Legal Counsel, Ashmore Group plc, May 2005—May 2008.
Christopher Tsutsui (Age 50)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception	Chief Financial Officer, Ashmore Investment Management (US) Corporation, from November 2008 to June 2012, July 2014 to present. Head of Finance, Ashmore Group pls, from July 2012 – June 2014.
Brian Walker (Age 46)	Chief Compliance Officer	Indefinite term; since December 2013	General Counsel and Chief Compliance Officer of Ashmore Equities Investment Management (US) LLC since January 2005; Chief Compliance Officer of Ashmore Investment Management (US) Corporation from July 2012 – September 2014.
Owen Meacham (Age 43)	Assistant Secretary	Indefinite term; since inception	Managing Attorney since May 2012, Senior Corporate Attorney from October 2007 to May 2012, The Northern Trust Company.
Paul Robinson (Age 41)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, and Lawyer since September 2007, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

Item 2. Code of Ethics.

(a)	As of October 31, 2014, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report. However, Appendix A to the registrant’s Code of Ethics, which is Code of Ethics of Ashmore Investment Advisor Limited, was amended during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

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Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $226,000 in 2014 and $189,000 in 2013.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $47,280 in 2014 and $41,500 in 2013.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $47,280 for 2014 and $41,500 for 2013.

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Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

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(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By       /s/ George Grunebaum

George Grunebaum, President and

Chief Executive Officer

(Principal Executive Officer)

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ George Grunebaum

George Grunebaum, President and

Chief Executive Officer

(Principal Executive Officer)

Date: January 8, 2015

By       /s/ Chris Tsutsui

Chris Tsutsui, Treasurer

(Principal Financial and Accounting Officer)

Date: January 8, 2015

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